                Semi-Annual Report February 28, 2001 (unaudited)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
JPMorgan Money Market Funds


100% U.S. Treasury Securities Money Market Fund

U.S. Government Money Market Fund

Treasury Plus Money Market Fund

Federal Money Market Fund II

Prime Money Market Fund II

Tax Free Money Market Fund

New York Tax Free Money Market Fund

California Tax Free Money Market Fund


                                                         [LOGO] JPMorgan Fleming
                                                                Asset Management

Contents

Letter to the Shareholders ................................................    1

JPMorgan 100% U.S. Treasury Securities
Money Market Fund
Fund Facts ................................................................    2

JPMorgan U.S. Government
Money Market Fund
Fund Facts ................................................................    3

JPMorgan Treasury Plus
Money Market Fund
Fund Facts ................................................................    4

JPMorgan Federal Money Market Fund II
Fund Facts ................................................................    5

JPMorgan Prime Money Market Fund II
Fund Facts ................................................................    6

JPMorgan Tax Free Money Market Fund
Fund Facts ................................................................    7

JPMorgan  New York Tax Free
Money Market Fund
Fund Facts ................................................................    8

JPMorgan California Tax Free
Money Market Fund
Fund Facts ................................................................    9

Portfolios of Investments .................................................   10

Financial Statements ......................................................   63

Notes to Financial Statements .............................................   72

Highlights

o The U.S. economy slowed dramatically during the reporting period, with GDP growth in the fourth quarter of 2000 slipping to a tepid 1.1%.

o After six interest rate increases beginning in June 1999, the Fed Funds rate stood at 6.50% through most of the reporting period.

o The Federal Open Markets Committee (FOMC) changed course and made an inter-meeting cut in the Federal Funds rate of .50% on January 3, 2001. It acted again at its late-January meeting, cutting the Fed Funds rate by another .50%.

       -------------------------------------------------------
       NOT FDIC INSURED  |  May lose value / No bank guarantee
       -------------------------------------------------------

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

--------------------------------------------------------------------------------
JPMorgan Money Market Funds

LETTER TO THE SHAREHOLDERS

                                                                   April 9, 2001
Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Money Market Funds for the six months ended February 28, 2001. As you are aware, a historic merger was completed on December 31, 2000 between J.P. Morgan and Chase Manhattan, creating J.P. Morgan Chase & Co. In an effort to give a common name to the mutual funds that draw upon the outstanding resources of the combined entity, your Fund's Trustees approved the proposal to rename your Funds on February 28, 2001 as the JPMorgan Funds. Please be assured of our commitment to you, and know that the investment objectives and the account privileges of your Fund will remain unchanged. Inside you'll find in-depth information on each of the money market funds, including holdings and maturity structure.

As Economy Slows, Fixed Income Securities Rise

As the reporting period began in September, the formerly red-hot U.S. economy was showing definite signs of slowing following a series of interest rate increases by the Federal Reserve Board that began in June 1999. While the country was focused on the Presidential election campaign and post-election drama, the slowdown accelerated and broadened much faster than was anticipated by most economists and market analysts.

As 2000 drew to a close, concerns grew that the desired soft landing for the economy may give way to a harder landing, perhaps even a recession. In fact, the monthly National Association of Purchasing Managers (NAPM) readings fell to levels that signaled recession in the final months of 2000. In response to this and other weak data, the Federal Reserve moved to a bias towards lowering short-term interest rates and then made an unexpected cut of .50% in the Federal Funds rate on January 3, 2001. The Fed moved again with a .50% cut at its regular end of January meeting.

A Hard Landing?

As consumer confidence began falling, expectations rose that the Fed would act again before its March meeting. However, mixed economic signals began to arrive, showing strength in key areas such as housing, automobiles and retail. This caused a great deal of uncertainty in the fixed income markets as investors began to question whether the Fed had gotten behind in its work of creating the desired soft landing.

By waiting until the regular March meeting, Mr. Greenspan and his colleagues at the Fed showed that they are taking a deliberate approach in cutting rates. In our view, this approach does not obscure the fact that the Fed is in the midst of a multi-step easing process which should continue into the summer and perhaps throughout 2001. Overall, we believe that the odds of a hard landing have increased to the point that they're now even with those of a soft landing. In this environment, our fixed income team will continue to focus on preservation of principal first and foremost while attempting to lock in the highest possible yields given the falling-rate backdrop.

New Resources, Same Commitment

On behalf of the thousands of professionals working on your behalf, I thank you for the trust you have placed in us over the years and welcome you to the JPMorgan Funds. We look forward to serving your investment needs for many years to come.

Sincerely yours,


/s/ George Gatch

George Gatch
Managing Director

--------------------------------------------------------------------------------
JPMorgan   100% U.S. Treasury Securities
           Money Market Fund
           As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                              High current income consistent with
                                       capital preservation
--------------------------------------------------------------------------------
Primary investments                    Direct obligations of the U.S. Treasury
                                       including Treasury bills, bonds and notes
--------------------------------------------------------------------------------
Suggested investment time frame        Short-term
--------------------------------------------------------------------------------
Share classes offered                  Vista, Premier and Institutional Shares
--------------------------------------------------------------------------------
Net assets                             $5.6 Billion
--------------------------------------------------------------------------------
Average maturity                       61 days
--------------------------------------------------------------------------------
S&P Rating                             Not Rated
--------------------------------------------------------------------------------
Moody's Rating                         Not Rated
--------------------------------------------------------------------------------
NAIC Rating                            Not Rated
--------------------------------------------------------------------------------

MATURITY SCHEDULE

                    ----------------------------------------------
                    1-14 days                                0.00%
                    ----------------------------------------------
                    15-30 days                              16.04%
                    ----------------------------------------------
                    31-60 days                              41.53%
                    ----------------------------------------------
                    61-90 days                              34.74%
                    ----------------------------------------------
                    91-180 days                              7.69%
                    ----------------------------------------------
                    181-270 days                             0.00%
                    ----------------------------------------------
                    271+ days                                0.00%
                    ----------------------------------------------

7-DAY SEC YIELD(1)

                    ----------------------------------------------
                    Vista Shares                             4.81%
                    ----------------------------------------------
                    Premier Shares                           4.92%
                    ----------------------------------------------
                    Institutional Shares                     5.15%
                    ----------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for Vista Shares, Premier Shares and Institutional Shares reflect the voluntary waiver of certain expenses. Without waivers, the yields would have been 4.69%, 4.88% and 5.05% for Vista Shares, Premier Shares and Institutional Shares, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce the fund's performance.

--------------------------------------------------------------------------------
JPMorgan  U.S. Government
          Money Market Fund
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                                High current income consistent with
                                         capital preservation
--------------------------------------------------------------------------------
Primary investments                      Direct obligations of the U.S. Treasury
                                         and its Agencies including Treasury
                                         bills, bonds, notes and repurchase
                                         agreements
--------------------------------------------------------------------------------
Suggested investment time frame          Short-term
--------------------------------------------------------------------------------
Share classes offered                    Vista, Premier and Institutional Shares
--------------------------------------------------------------------------------
Net assets                               $8.7 Billion
--------------------------------------------------------------------------------
Average maturity                         41 days
--------------------------------------------------------------------------------
S&P Rating*                              AAA
--------------------------------------------------------------------------------
Moody's Rating*                          Aaa
--------------------------------------------------------------------------------
NAIC Rating*                             Class 1
--------------------------------------------------------------------------------

* This rating is historical and is based upon the Fund's credit quality, market price exposure and management. It signifies that the Fund's safety is excellent and that it has superior capacity to maintain a $1 Net Asset Value per share. The National Association of Insurance Commissioners' (NAIC's) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              75.92%
                    ---------------------------------------------
                    15-30 days                              1.69%
                    ---------------------------------------------
                    31-60 days                              2.85%
                    ---------------------------------------------
                    61-90 days                              1.67%
                    ---------------------------------------------
                    91-180 days                            11.44%
                    ---------------------------------------------
                    181-270 days                            0.00%
                    ---------------------------------------------
                    271+ days                               6.43%
                    ---------------------------------------------

7-DAY SEC YIELD(1)

                    ---------------------------------------------
                    Vista Shares                            5.06%
                    ---------------------------------------------
                    Premier Shares                          5.20%
                    ---------------------------------------------
                    Institutional Shares                    5.39%
                    ---------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for Vista Shares, Premier Shares and Institutional Shares reflect the voluntary waiver of certain expenses. Without waivers, the yields would have been 4.96%, 5.07% and 5.33% for Vista Shares, Premier Shares and Institutional Shares, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce the fund's performance.

--------------------------------------------------------------------------------
JPMorgan  Treasury Plus Money Market Fund
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                                High current income consistent with
                                         capital preservation
--------------------------------------------------------------------------------
Primary investments                      Direct obligations of the U.S. Treasury
                                         includ ing Treasury bills, bonds and
                                         notes as well as repurchase agreements
                                         which are fully collateralized by
                                         obligations issued or guaranteed by the
                                         U.S. Treasury
--------------------------------------------------------------------------------
Suggested investment time frame          Short-term
--------------------------------------------------------------------------------
Share classes offered                    Vista, Premier and Institutional Shares
--------------------------------------------------------------------------------
Net assets                               $2.8 Billion
--------------------------------------------------------------------------------
Average maturity                         23 days
--------------------------------------------------------------------------------
S&P Rating*                              AAA
--------------------------------------------------------------------------------
Moody's Rating*                          Aaa
--------------------------------------------------------------------------------
NAIC Rating*                             Exempt
--------------------------------------------------------------------------------

* This rating is historical and is based upon the Fund's credit quality, market price exposure and management. It signifies that the Fund's safety is excellent and that it has superior capacity to maintain a $1 Net Asset Value per share. The National Association of Insurance Commissioners' (NAIC's) "exempt" status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              56.05%
                    ---------------------------------------------
                    15-30 days                              7.05%
                    ---------------------------------------------
                    31-60 days                             22.88%
                    ---------------------------------------------
                    61-90 days                             14.02%
                    ---------------------------------------------
                    91-180 days                             0.00%
                    ---------------------------------------------
                    181-270 days                            0.00%
                    ---------------------------------------------
                    271+ days                               0.00%
                    ---------------------------------------------

7-DAY SEC YIELD(1)

                    ---------------------------------------------
                    Vista Shares                            4.72%
                    ---------------------------------------------
                    Premier Shares                          4.86%
                    ---------------------------------------------
                    Institutional Shares                    5.06%
                    ---------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for Vista Shares, Premier Shares and Institutional Shares reflect the voluntary waiver of certain expenses. Without waivers, the yields would have been 4.61%, 4.81% and 4.97% for Vista Shares, Premier Shares and Institutional Shares, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce the fund's performance.

--------------------------------------------------------------------------------
JPMorgan  Federal Money Market Fund II
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                                High current income consistent with
                                         capital preservation
--------------------------------------------------------------------------------
Primary investments                      Direct obligations of the U.S. Treasury
                                         including Treasury bills, bonds and
                                         notes as well as obligations issued or
                                         guaranteed by the U.S. Treasury and its
                                         Agencies
--------------------------------------------------------------------------------
Suggested investment time frame          Short-term
--------------------------------------------------------------------------------
Share classes offered                    Vista, Premier, Institutional and
                                         Reserve Shares
--------------------------------------------------------------------------------
Net assets                               $1.9 Billion
--------------------------------------------------------------------------------
Average maturity                         57 days
--------------------------------------------------------------------------------
S&P Rating                               Not Rated
--------------------------------------------------------------------------------
Moody's Rating                           Not Rated
--------------------------------------------------------------------------------
NAIC Rating                              Not Rated
--------------------------------------------------------------------------------

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              53.87%
                    ---------------------------------------------
                    15-30 days                              3.95%
                    ---------------------------------------------
                    31-60 days                              6.48%
                    ---------------------------------------------
                    61-90 days                             10.45%
                    ---------------------------------------------
                    91-180 days                             8.54%
                    ---------------------------------------------
                    181-270 days                            5.21%
                    ---------------------------------------------
                    271+ days                              11.50%
                    ---------------------------------------------

7-DAY SEC YIELD(1)

                    ---------------------------------------------
                    Vista Shares                            5.00%
                    ---------------------------------------------
                    Premier Shares                          5.21%
                    ---------------------------------------------
                    Institutional Shares                    5.44%
                    ---------------------------------------------
                    Reserve Shares                          4.96%
                    ---------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for Vista Shares, Institutional Shares and Reserve Shares reflect the voluntary waiver of certain expenses. Without waivers, the yields would have been 4.96%, 5.37% and 4.31% for Vista Shares, Institutional Shares and Reserve Shares, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce the fund's performance.

--------------------------------------------------------------------------------
JPMorgan  Prime Money Market Fund II
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                                High current income consistent with
                                         capital preservation
--------------------------------------------------------------------------------
Primary investments                      High quality, short-term, U.S. dollar-
                                         denominated money market instruments
--------------------------------------------------------------------------------
Suggested investment time frame          Short-term
--------------------------------------------------------------------------------
Share classes offered                    Vista, Premier, Institutional, Reserve,
                                         B and C Shares
--------------------------------------------------------------------------------
Net assets                               $29.6 Billion
--------------------------------------------------------------------------------
Average maturity                         45 days
--------------------------------------------------------------------------------
S&P Rating*                              AAA
--------------------------------------------------------------------------------
Moody's Rating*                          Aaa
--------------------------------------------------------------------------------
NAIC Rating*                             Class 1
--------------------------------------------------------------------------------

* This rating is historical and is based upon the Fund's credit quality, market price exposure and management. It signifies that the Fund's safety is excellent and that it has superior capacity to maintain a $1 Net Asset Value per share. The National Association of Insurance Commissioners' (NAIC's) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              42.17%
                    ---------------------------------------------
                    15-30 days                             22.58%
                    ---------------------------------------------
                    31-60 days                             10.85%
                    ---------------------------------------------
                    61-90 days                              8.70%
                    ---------------------------------------------
                    91-180 days                            12.57%
                    ---------------------------------------------
                    181-270 days                            1.73%
                    ---------------------------------------------
                    271+ days                               1.40%
                    ---------------------------------------------

7-DAY SEC YIELD(1)

                    ---------------------------------------------
                    B Shares                                4.56%
                    ---------------------------------------------
                    C Shares                                4.56%
                    ---------------------------------------------
                    Vista Shares                            5.21%
                    ---------------------------------------------
                    Premier Shares                          5.35%
                    ---------------------------------------------
                    Institutional Shares                    5.54%
                    ---------------------------------------------
                    Reserve Shares                          5.01%
                    ---------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for B Shares, C Shares, Vista Shares, Premier Shares, Institutional Shares and Reserve Shares reflect the voluntary waiver of certain expenses. Without waivers, the yields would have been 4.55%, 4.55%, 5.20%, 5.32%, 5.47% and 4.35% for B Shares, C Shares, Vista Shares, Premier Shares, Institutional Shares and Reserve Shares, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce the fund's performance.

--------------------------------------------------------------------------------
JPMorgan  Tax Free Money Market Fund
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                                High current tax free income consistent
                                         with capital preservation*
--------------------------------------------------------------------------------
Primary investments                      Short-term municipal obligations
--------------------------------------------------------------------------------
Suggested investment time frame          Short-term
--------------------------------------------------------------------------------
Share classes offered                    Vista, Premier, Institutional and
                                         Reserve Shares
--------------------------------------------------------------------------------
Net assets                               $1.8 Billion
--------------------------------------------------------------------------------
Average maturity                         46 days
--------------------------------------------------------------------------------
S&P Rating**                             AAA
--------------------------------------------------------------------------------
Moody's Rating                           Not rated
--------------------------------------------------------------------------------
NAIC Rating                              Not rated
--------------------------------------------------------------------------------

** This rating is historical and is based upon the Fund's credit quality, market price exposure and management. It signifies that the Fund's safety is excellent and that it has superior capacity to maintain a $1 Net Asset Value per share.

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              72.01%
                    ---------------------------------------------
                    15-30 days                              1.45%
                    ---------------------------------------------
                    31-60 days                              2.98%
                    ---------------------------------------------
                    61-90 days                              2.84%
                    ---------------------------------------------
                    91-180 days                            14.29%
                    ---------------------------------------------
                    181-270 days                            3.03%
                    ---------------------------------------------
                    271+ days                               3.40%
                    ---------------------------------------------

YIELDS

                                                                   Taxable
                                           7-Day                 Equivalent
                                        SEC Yield(1)               Yield(2)
--------------------------------------------------------------------------------
Vista Shares                               3.10%                    5.13%
--------------------------------------------------------------------------------
Premier Shares                             3.18%                    5.26%
--------------------------------------------------------------------------------
Institutional Shares                       3.43%                    5.68%
--------------------------------------------------------------------------------
Reserve Shares                             2.96%                    4.90%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for Vista Shares, Premier Shares, Institutional Shares and Reserve Shares reflect the voluntary waiver of certain expenses. Without waivers, the yields would have been 2.99%, 3.18%, 3.34% and 2.31% for Vista Shares, Premier Shares, Institutional Shares and Reserve Shares, respectively. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

(2) Taxable equivalent yields are calculated based on the SEC yield divided by 1 minus the effective tax rate. The effective federal tax rate used for this illustration is 39.6%.

* A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT), and some investors may be subject to certain state and local taxes.

--------------------------------------------------------------------------------

JPMorgan  New York Tax Free
          Money Market Fund
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                                High current tax free income consistent
                                         with capital preservation*
--------------------------------------------------------------------------------
Primary investments                      New York short-term municipal
                                         obligations
--------------------------------------------------------------------------------
Suggested investment time frame          Short-term
--------------------------------------------------------------------------------
Share classes offered                    Vista and Reserve Shares
--------------------------------------------------------------------------------
Net assets                               $2.2 Billion
--------------------------------------------------------------------------------
Average maturity                         38 days
--------------------------------------------------------------------------------
S&P Rating                               Not rated
--------------------------------------------------------------------------------
Moody's Rating                           Not rated
--------------------------------------------------------------------------------
NAIC Rating                              Not rated
--------------------------------------------------------------------------------

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              75.46%
                    ---------------------------------------------
                    15-30 days                              1.23%
                    ---------------------------------------------
                    31-60 days                              5.12%
                    ---------------------------------------------
                    61-90 days                              1.24%
                    ---------------------------------------------
                    91-180 days                            11.74%
                    ---------------------------------------------
                    181-270 days                            1.63%
                    ---------------------------------------------
                    271+ days                               3.58%
                    ---------------------------------------------

YIELDS

                                                                     Taxable
                                              7-Day                Equivalent
                                           SEC Yield(1)              Yield(2)
--------------------------------------------------------------------------------
Vista Shares                                  2.95%                   5.47%
--------------------------------------------------------------------------------
Reserve Shares                                2.75%                   5.10%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yields for Vista Shares and Reserve Shares reflect the voluntary waiver of certain expenses. Without waivers, the yield would have been 2.84% for Vista Shares and 2.05% for Reserve Shares. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

(2) Taxable Equivalent Yields are calculated based on the SEC yield divided by 1 minus the effective tax rate. The effective combined federal, state and local tax rate used for this illustration is 46.05%.

* A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT), and some investors may be subject to certain state and local taxes.

--------------------------------------------------------------------------------
JPMorgan  California Tax Free
          Money Market Fund
          As of February 28, 2001 (Unaudited)

FUND FACTS

--------------------------------------------------------------------------------
Objective                            High current tax free income consistent
                                     with capital preservation*
--------------------------------------------------------------------------------
Primary investments                  California short-term municipal obligations
--------------------------------------------------------------------------------
Suggested investment time frame      Short-term
--------------------------------------------------------------------------------
Share Classes Offered                Vista Shares
--------------------------------------------------------------------------------
Net assets                           $88.6 Million
--------------------------------------------------------------------------------
Average maturity                     46 days
--------------------------------------------------------------------------------
S&P Rating                           Not rated
--------------------------------------------------------------------------------
Moody's Rating                       Not rated
--------------------------------------------------------------------------------
NAIC Rating                          Not rated
--------------------------------------------------------------------------------

MATURITY SCHEDULE

                    ---------------------------------------------
                    1-14 days                              73.14%
                    ---------------------------------------------
                    15-30 days                              0.00%
                    ---------------------------------------------
                    31-60 days                              1.13%
                    ---------------------------------------------
                    61-90 days                              6.69%
                    ---------------------------------------------
                    91-180 days                            13.64%
                    ---------------------------------------------
                    181-270 days                            4.83%
                    ---------------------------------------------
                    271+ days                               0.57%
                    ---------------------------------------------

YIELDS

                                                                    Taxable
                                            7-Day                 Equivalent
                                         SEC Yield(1)              Yield(2)
--------------------------------------------------------------------------------
Vista Shares                                2.32%                     4.24%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1) The yield for Vista Shares reflects the voluntary waiver of certain expenses. Without waivers, the yield would have been 2.07%. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

(2) Taxable Equivalent Yields are calculated based on the SEC yield divided by 1 minus the effective tax rate. The effective combined federal, state and local tax rate used for this illustration is 45.22%.

* A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT), and some investors may be subject to certain state and local taxes.

JPMorgan  100% U.S. Treasury Securities
          Money Market Fund

Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- 100.2%
--------------------------------------------------------------------------------
              U.S. Treasury Securities -- 100.2%
              U.S. Treasury Bills,
$300,000       4.89%, 04/26/01                                        $  297,720
  48,040       4.91%, 04/26/01                                            47,675
 219,510       4.92%, 04/19/01                                           218,010
 100,000       4.92%, 05/03/01                                            99,144
 190,210       4.93%, 05/03/01                                           188,582
 222,625       4.95%, 04/05/01                                           221,550
 125,000       4.96%, 05/24/01                                           123,571
 200,000       4.97%, 04/26/01                                           198,481
  35,500       4.98%, 04/05/01                                            35,329
  29,690       4.98%, 04/12/01                                            29,517
 200,000       4.98%, 05/17/01                                           197,889
 100,000       4.99%, 05/10/01                                            99,039
 150,000       5.00%, 04/05/01                                           149,276
   8,935       5.00%, 05/03/01                                             8,859
 300,000       5.00%, 05/10/01                                           297,117
 100,000       5.01%, 04/12/01                                            99,416
  94,085       5.01%, 04/26/01                                            93,370
 129,520       5.01%, 05/03/01                                           128,411
  70,580       5.01%, 05/10/01                                            69,902
 183,335       5.01%, 05/17/01                                           181,400
 100,000       5.02%, 04/12/01                                            99,416
 125,140       5.03%, 04/12/01                                           124,409
 195,145       5.05%, 04/19/01                                           193,811
 225,000       5.11%, 04/12/01                                           223,686
  54,360       5.14%, 04/19/01                                            53,988
  62,370       5.19%, 04/05/01                                            62,069
 175,000       5.27%, 04/19/01                                           173,804
 500,000       5.78%, 03/29/01                                           497,784
 400,000       5.93%, 03/22/01                                           398,635
              U.S. Treasury Notes,
  95,000       5.00%, 04/30/01                                            94,955
 251,000       5.50%, 07/31/01                                           251,067
 198,000       5.63%, 05/15/01                                           197,715
  86,510       6.25%, 04/30/01                                            86,643
  27,000       6.50%, 05/31/01                                            27,008
 150,000       7.88%, 08/15/01                                           151,886
 168,000       8.00%, 05/15/01                                           168,542
--------------------------------------------------------------------------------
              Total Investments -- 100.2%                             $5,589,676
              (Cost $5,589,676)*
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan  U.S. Government
          Money Market Fund

Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- 101.5%
--------------------------------------------------------------------------------
              U.S. Government Agency Securities -- 77.5%
              Federal Farm Credit Bank -- 1.6%
              Federal Farm Credit Bank,
$ 50,000       FRN, 5.45%, 01/18/02                                  $    49,991
  90,000       FRN, 5.46%, 03/01/01                                       90,000
                                                                     -----------
                                                                         139,991
              Federal Home Loan Bank -- 21.9%
              Federal Home Loan Bank,
 123,000       5.38%, 03/02/01                                           122,999
  75,000       5.50%, 01/18/02                                            75,000
 100,000       6.35%, 12/20/01                                            99,987
 300,000       6.38%, 12/20/01                                           299,981
 100,000       6.70%, 03/01/01                                           100,000
  75,000       6.75%, 03/01/01                                            75,000
 162,000       DN, 4.95%, 08/03/01                                       158,621
 100,000       DN, 5.38%, 03/02/01                                        99,985
 100,000       DN, 6.44%, 03/09/01                                        99,866
 100,000       FRN, 5.19%, 04/12/01                                      100,000
 150,000       FRN, 5.24%, 05/10/01                                      149,986
 100,000       FRN, 5.40%, 02/15/02                                       99,972
  65,000       FRN, 5.42%, 03/06/01                                       65,000
 200,000       FRN, 5.48%, 07/18/01                                      199,947
 175,000       FRN, 5.52%, 10/19/01                                      174,924
                                                                     -----------
                                                                       1,921,268
              Federal Home Loan Mortgage Corp.-- 2.6%
              Federal Home Loan Mortgage Corp.,
 150,000       DN, 5.18%, 08/10/01                                       146,605
  79,248       DN, 5.40%, 04/26/01                                        78,591
                                                                     -----------
                                                                         225,196
              Federal National Mortgage Association -- 35.8%
              Federal National Mortgage Association,
 187,177       DN, 4.85%, 08/16/01                                       183,037
 160,000       DN, 4.86%, 07/30/01                                       156,806
 100,000       DN, 5.01%, 12/14/01                                        96,160
  50,000       DN, 5.33%, 03/20/01                                        49,860
 275,000       DN, 5.40%, 06/01/01                                       271,289
 150,000       DN, 5.47%, 05/01/01                                       148,633
 310,000       FRN, 5.24%, 05/10/01                                      309,993
 500,000       FRN, 5.47%, 10/04/01                                      499,825
 250,000       FRN, 5.48%, 06/07/01                                      249,944
 315,000       FRN, 5.53%, 05/24/01                                      315,000
 250,000       FRN, 6.49%, 03/01/01                                      250,000
 400,000       FRN, 6.54%, 12/03/01                                      399,882
 200,000       MTN, FRN, 5.53%, 11/06/01                                 199,987
                                                                     -----------
                                                                       3,130,416
              Student Loan Marketing Association -- 15.6%
              Student Loan Marketing Association,
 100,000       FRN, 5.21%, 08/16/01                                      100,000
  50,000       FRN, 5.24%, 03/15/01                                       50,000
 225,000       FRN, 5.24%, 04/19/01                                      225,000
 200,000       FRN, 5.35%, 07/24/01                                      199,960
 165,000       FRN, 5.35%, 08/23/01                                      165,015
 200,000       FRN, 5.48%, 03/05/01                                      199,999

                       See notes to financial statements.

JPMorgan U.S. Government Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
 Amount         Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Student Loan Marketing Association-- Continued
$  150,000       MTN, FRN, 5.25%, 09/13/01                            $  149,953
   175,000       MTN, FRN, 5.28%, 08/09/01                               174,963
   100,000       MTN, FRN, 5.31%, 08/09/01                                99,979
                                                                      ----------
                                                                       1,364,869
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                6,781,740
                (Cost $6,781,740)
                ----------------------------------------------------------------
                Repurchase Agreements -- 24.0%
   500,000      Bear Stearns & Co., Inc., Tri Party, 5.50%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $500,076,
                 Secured by U.S. Government Agency Obligations,
                 $509,036, various rates, due 01/18/04 through
                 02/01/31, Market Value $512,126)                        500,000
   500,000      Credit Suisse First Boston Corp., Tri Party, 5.48%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $500,076,
                 Secured by U.S. Government Agency Obligations,
                 $518,180, various rates, due 08/01/01 through
                 03/01/33, Market Value $516,565)                        500,000
   150,000      Deutsche Bank Securities, Tri Party, 5.30%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $150,022,
                 Secured by USTR & U.S. Government Agency
                 Obligations, $151,223, various rates, due 03/02/01
                 through 02/15/16, Market Value $153,000)                150,000
   549,067      Deutsche Bank Securities, Tri Party, 5.47%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $549,150,
                 Secured by USTR & U.S. Government Agency
                 Obligations, $553,546, various rates, due 03/02/01
                 through 02/15/16, Market Value $560,049)                549,067
   300,000      Merrill Lynch & Co., Inc., Tri Party, 5.47%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $300,046,
                 Secured by U.S. Government Agency Obligations,
                 $299,578, various rates, due 04/15/02 through
                 11/15/30, Market Value $306,001)                        300,000
   100,000      Merrill Lynch & Co., Inc., Tri Party, 5.50%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $100,015,
                 Secured by U.S. Government Agency Obligations,
                 $100,709, various rates, due 01/01/26 through
                 12/01/30, Market Value $102,003)                        100,000
                ----------------------------------------------------------------
                Total Repurchase Agreements                            2,099,067
                (Cost $2,099,067)
--------------------------------------------------------------------------------
                Total Investments -- 101.5%                           $8,880,807
                (Cost $8,880,807)*
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Treasury Plus Money Market Fund

Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount       Issuer                                                      Value
--------------------------------------------------------------------------------
      Money Market Instruments -- 100.4%
--------------------------------------------------------------------------------
                U.S. Treasury Securities -- 44.1%
                U.S. Treasury Bills,
$  200,000       4.94%, 03/29/01                                      $  199,236
   100,000       4.95%, 04/05/01                                          99,522
   100,000       4.95%, 04/19/01                                          99,327
   100,000       4.97%, 05/03/01                                          99,138
   200,000       4.98%, 05/17/01                                         197,895
   100,000       4.99%, 04/19/01                                          99,328
   100,000       4.99%, 05/10/01                                          99,041
   100,000       5.08%, 04/12/01                                          99,413
   250,000       5.11%, 04/12/01                                         248,532
                ----------------------------------------------------------------
                Total U.S. Treasury Securities                         1,241,432
                (Cost $1,241,432)
                ----------------------------------------------------------------
                Repurchase Agreements -- 56.3%
   250,000      Bear Stearns & Co., Inc., Tri Party, 5.38%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $250,037,
                 Secured by USTR, $208,360, various rates, due
                 08/15/02 through 02/15/25, Market Value $255,859)       250,000
    57,834      Goldman Sachs & Co., Tri Party, 5.10%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $57,842,
                 Secured by USTR, $50,311, various rates,
                 due 05/15/06 through 02/15/29, Market Value
                 $58,991)                                                 57,834
   175,000      Goldman Sachs & Co., Tri Party, 5.20%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $175,025,
                 Secured by USTR, $152,235, various rates, due
                 05/15/06 through 02/15/29, Market Value $178,500)       175,000
   200,000      Goldman Sachs & Co., Tri Party, 5.35%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $200,030,
                 Secured by USTR, $173,983, various rates, due
                 05/15/06 through 02/15/29, Market Value $204,000)       200,000
   250,000      Greenwich Capital Markets, Inc., Tri Party, 5.37%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $250,037,
                 Secured by USTR, $211,607, various rates, due
                 11/15/01 through 08/15/29, Market Value $254,660)       250,000
   250,000      Greenwich Capital Markets, Inc., Tri Party, 5.45%,
                 due 03/06/01 (Dated 02/28/01, Proceeds $250,227,
                 Secured by U.S. Government Agency Obligations,
                 $316,639, various rates, due 02/15/07 through
                 02/15/31, Market Value $255,003)                        250,000
   400,000      Merrill Lynch & Co., Inc., Tri Party, 5.37%,
                 due 03/01/01 (Dated 02/28/01, Proceeds $400,060,
                 Secured by USTR, $339,469, various rates, due
                 06/30/01 through 05/15/30, Market Value $406,655)       400,000
                ----------------------------------------------------------------
                Total Repurchase Agreements                            1,582,834
                (Cost $1,582,834)
--------------------------------------------------------------------------------
                Total Investments-- 100.4%                            $2,824,266
                (Cost $2,824,266)*

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Federal Money Market Fund II

Portfolio of Investments

                      As of February 28, 2001 (unaudited)
                             (Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- 100.1%
--------------------------------------------------------------------------------
                U.S. Government Agency Securities -- 100.1%
                Federal Farm Credit Bank -- 8.9%
                Federal Farm Credit Bank,
$   50,000       DN, 5.07%, 01/09/02                                  $   47,898
    20,000       DN, 5.39%, 03/05/01                                      19,988
   100,000       FRN, 6.45%, 05/01/01                                     99,992
                                                                      ----------
                                                                         167,878
                Federal Home Loan Bank -- 78.5%
                Federal Home Loan Bank,
    20,000       5.12%, 01/16/02                                          19,986
    50,000       6.38%, 12/20/01                                          50,000
    25,000       6.75%, 03/01/01                                          25,000
    50,000       7.13%, 11/15/01                                          50,325
     9,005       DN, 4.75%, 03/01/01                                       9,005
    35,000       DN, 4.86%, 08/10/01                                      34,252
    40,000       DN, 4.95%, 08/03/01                                      39,166
    90,000       DN, 5.18%, 07/06/01                                      88,397
    23,216       DN, 5.19%, 04/27/01                                      23,027
   300,000       DN, 5.23%, 03/01/01                                     300,000
    50,000       DN, 5.36%, 03/02/01                                      49,993
   100,000       DN, 5.38%, 03/02/01                                      99,985
    50,000       DN, 5.46%, 03/22/01                                      49,842
    75,000       DN, 5.95%, 05/11/01                                      74,139
    75,000       DN, 6.03%, 05/01/01                                      74,250
    50,000       DN, 6.37%, 05/04/01                                      49,449
    25,000       DN, 6.51%, 03/15/01                                      24,941
    25,000       DN, 6.55%, 04/09/01                                      24,833
    25,000       DN, 6.55%, 09/13/01                                      24,163
    25,000       DN, 6.57%, 04/20/01                                      24,786
    25,000       DN, 6.63%, 08/31/01                                      24,210
    50,000       FRN, 5.24%, 05/10/01                                     49,995
   100,000       FRN, 5.45%, 02/21/02                                     99,981
    50,000       FRN, 5.48%, 07/18/01                                     49,987
    50,000       FRN, 5.52%, 10/19/01                                     49,978
    75,000       MTN, FRN, 5.47%, 03/20/01                                74,998
                                                                      ----------
                                                                       1,484,688
                Student Loan Marketing Association -- 12.7%
                Student Loan Marketing Association,
    50,000       FRN, 5.25%, 11/15/01                                     50,000
    28,200       FRN, 5.28%, 07/19/01                                     28,198
   113,000       FRN, 5.35%, 08/23/01                                    113,011
    50,000       MTN, FRN, 5.25%, 09/13/01                                49,984
                                                                      ----------
                                                                         241,193
--------------------------------------------------------------------------------
                Total Investments -- 100.1%                           $1,893,759
                (Cost $1,893,759)*
--------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Prime Money Market Fund II

Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- 100.3%
--------------------------------------------------------------------------------
                U.S. Government Agency Securities -- 2.8%
$   25,000      Federal Farm Credit Bank, DN, 4.86%, 08/22/01           $ 24,426
                Federal Home Loan Bank,
    13,702       DN, 4.95%, 08/03/01                                      13,416
     5,488       DN, 4.96%, 08/10/01                                       5,368
    20,375       DN, 4.96%, 08/15/01                                      19,917
    10,105       DN, 4.97%, 08/17/01                                       9,875
    40,456       DN, 4.97%, 08/24/01                                      39,497
    75,000       DN, 6.51%, 03/15/01                                      74,822
                Federal Home Loan Mortgage Corp.,
   160,000       DN, 4.86%, 07/27/01                                     156,869
    23,000       DN, 4.86%, 08/16/01                                      22,482
   192,000       DN, 4.95%, 08/16/01                                     187,671
                Federal National Mortgage Association,
   100,000       DN, 4.95%, 08/16/01                                      97,741
    98,856       DN, 4.97%, 08/02/01                                      96,801
    76,762       DN, 4.97%, 08/09/01                                      75,094
                ----------------------------------------------------------------
                Total U.S. Government Agency Securities                  823,979
                (Cost $823,979)
                ----------------------------------------------------------------
                State and Municipal Obligations -- 0.5%
                California -- 0.3%
                California Housing Finance Agency, Single Family
                 Housing, Home Mortgage, Taxable,
    33,530       Ser. M, Rev., FRDO, 5.31%, 03/05/01                      33,530
    20,205       Ser. M, Rev., FRDO, 5.31%, 03/05/01                      20,205
    20,000      California Pollution Control Financing Authority,
                 Environmental Improvement, Shell Oil Co. Project,
                 Taxable, Ser. B, Rev., FRDO, 5.46%, 03/07/01             20,000
    22,000      Sacramento County, California, Taxable, Rev., FRDO,
                 5.45%, 03/07/01                                          22,000
                                                                        --------
                                                                          95,735
                Michigan -- 0.0%
     3,636      Sault Sainte Marie, Michigan, Tribe Building Authority,
                 Taxable, Rev., FRDO, 7.04%, 06/01/01                      3,636
                Missouri -- 0.1%
    16,200      SSM Healthcare, Missouri Health Facilities, Taxable,
                 Ser. E, Rev., FRDO, 5.50%, 03/06/01                      16,200
                Texas -- 0.1%
    32,500      Texas State, Veterans Housing Assistance, Taxable,
                 Ser. A-2, GO, FRDO, 5.45%, 03/07/01                      32,500
                ----------------------------------------------------------------
                Total State and Municipal Obligations                    148,071
                (Cost $148,071)
                ----------------------------------------------------------------

                Corporate Notes & Bonds -- 31.7%
                Asset Backed Securities -- 6.2%
    47,000      ACE Overseas Corp., FRN, 6.51%, 03/16/01                  46,999
                Beta Finance Corp., Inc., (Channel Islands),
    75,000       FRN, 5.56%, 08/14/01                                     74,998
    30,000       MTN, #, 6.90%, 03/30/01                                  30,000
    85,000       MTN, #, 6.94%, 05/02/01                                  85,000
    50,000       MTN, FRN, 5.36%, 04/30/01                                50,000
   125,000       MTN, FRN, #, 5.55%, 05/08/01                            125,000

                       See notes to financial statements.

JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Asset Backed Securities -- Continued
$   50,000       MTN, FRN, #, 6.11%, 03/30/01                        $    50,000
                CC USA, Inc. (Centauri Corp.),
   100,000       MTN, #, 7.07%, 07/25/01                                 100,000
    35,000       MTN, #, 7.12%, 05/07/01                                  35,000
    75,000       MTN, #, 7.48%, 06/07/01                                  75,000
    50,000       MTN, FRN, #, 5.56%, 04/20/01                             50,000
                Ciesco L.P.,
   120,000       Ser. A, MTN, FRN, 5.54%, 10/15/01                       120,000
    80,000       Ser. A, MTN, FRN, #, 5.54%, 09/20/01                     80,000
    70,000      Dorada Finance Inc., MTN, #, 7.06%, 07/17/01              70,000
                K2 (USA) LLC,
    55,000       MTN, FRN, #, 5.57%, 07/16/01                             55,000
   100,000       MTN, FRN, #, 5.57%, 08/15/01                            100,000
   120,000      Liberty Lighthouse U.S. Capital Co., MTN, FRN, #,
                 5.36%, 03/05/01                                         120,000
    75,000      Links Finance LLC, MTN, FRN, #, 5.55%, 05/11/01           74,998
                Restructured Asset Securities with Enhanced
                 Returns (RACERS),
    37,000       1999 Ser. MM-35, FRN, #, 5.60%, 12/17/01                 37,000
    90,000       2000 Ser. MM-7, FRN, #, 5.40%, 05/30/01                  89,988
   100,000       2000 Ser. MM-10, FRN, #, 5.59%, 06/22/01                100,000
                Sigma Finance Corp., (Channel Islands),
   100,000       MTN, FRN, #, 5.46%, 05/02/01                            100,000
    75,000       MTN, FRN, #, 5.56%, 03/05/01                             75,000
   100,000       MTN, FRN, #, 5.57%, 05/15/01                            100,000
                                                                     -----------
                                                                       1,843,983
                Automotive -- 0.8%
    60,000      American Honda Finance Corp., MTN, FRN, #,
                 6.55%, 06/19/01                                          60,000
                General Motors Acceptance Corp.,
     5,000       MTN, FRN, 5.61%, 07/27/01                                 5,000
    30,000       MTN, FRN, 5.81%, 04/30/01                                30,006
   150,000      Toyota Motor Credit Corp., MTN, FRN,
                 6.37%, 04/23/01                                         149,992
                                                                     -----------
                                                                         244,998
                Banking -- 10.0%
                Abbey National Treasury Services PLC
                 (United Kingdom), (Yankee),
   210,000       FRN, 5.44%, 10/25/01                                    209,932
   350,000       MTN, FRN, 5.47%, 06/15/01                               349,921
                American Express Centurion Bank,
   100,000       FRN, 5.54%, 02/14/02                                    100,000
    50,000       MTN, FRN, 5.53%, 04/12/01                                49,999
   200,000       MTN, FRN, 5.54%, 05/08/01                               200,000
    50,000       MTN, FRN, 5.56%, 11/20/01                                50,000
                Bank of America, N.A.,
    23,600       6.60%, 10/30/01                                          23,775
    50,000       FRN, 6.71%, 09/06/01                                     50,019
    70,000       MTN, FRN, 5.66%, 07/11/01                                70,002
                Bank One, N.A.,
    50,000       5.13%, 07/17/01                                          50,000
   100,000       FRN, 5.60%, 09/10/01                                    100,013
    39,000       FRN, 5.60%, 12/17/01                                     39,011
    85,000       FRN, 5.62%, 02/15/02                                     85,040

                       See notes to financial statements.

                                             JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Banking -- Continued
$   85,000       MTN, FRN, 5.64%, 12/12/01                            $   84,981
   190,000      Bayerische Landesbank Girozentrale, FRN,
                 (Germany), (Yankee), 5.64%, 03/01/01                    190,000
                Commerzbank AG (Germany), (Yankee),
   160,000       FRN, 5.34%, 06/29/01                                    159,968
   200,000       FRN, 5.48%, 04/26/01                                    199,991
   240,000       FRN, 5.50%, 03/19/01                                    239,994
   100,000      Credit Suisse First Boston Inc. (Switzerland), MTN,
                 FRN, 5.54%, 05/09/01                                     99,998
   100,000      Dexia Bank (Belgium), (Yankee), FRN, 5.63%, 03/01/01     100,000
   246,000      Dresdner Bank AG, (Germany), (Yankee), FRN,
                 5.31%, 03/28/01                                         245,993
    85,000      Fleet National Bank, MTN, FRN, 5.77%, 05/24/01            85,019
                National City Bank,
    70,000       FRN, 5.54%, 12/04/01                                     70,000
    50,000       MTN, FRN, 6.27%, 07/05/01                                49,992
    50,000      Wachovia Bank, N.A., FRN, 5.55%, 01/07/02                 50,000
                                                                      ----------
                                                                       2,953,648
                Financial Services -- 10.4%
                Associates Corp. of North America,
    26,000       FRN, 5.48%, 02/22/02                                     26,045
    75,000       FRN, 6.46%, 06/26/01                                     75,000
   110,000       SUB, FRN, 6.58%, 03/15/01                               110,000
    85,000      Bear Stearns Companies, Inc., FRN, 5.78%, 08/01/01        85,065
     5,000      Bollingbrent L.P., Ser. 1999, FRDO, 5.67%, 03/06/01        5,000
                Citigroup, Inc.,
   175,000       MTN, FRN, 5.52%, 04/04/01                               175,000
   250,000       MTN, FRN, 5.54%, 06/06/01                               250,000
                Goldman Sachs Group, Inc.,
   244,000       FRN, #, 5.80%, 03/15/02                                 244,000
    67,000       MTN, FRN, 5.59%, 02/11/02                                67,113
     5,000      Homeside Lending, Inc., MTN, FRN, 5.68%, 04/24/01          5,001
                Household Finance Corp.,
    50,000       MTN, FRN, 5.36%, 03/30/01                                49,995
    25,000       MTN, FRN, 5.76%, 07/16/01                                25,004
   100,000       MTN, FRN, 6.62%, 06/22/01                               100,027
    37,000       MTN, FRN, 6.65%, 06/21/01                                37,011
                Merrill Lynch & Co., Inc.,
     4,885       MTN, FRN, 5.48%, 08/10/01                                 4,887
   350,000       MTN, FRN, 5.52%, 03/06/01                               349,999
    75,000       MTN, FRN, 5.56%, 11/19/01                                75,000
    70,000       MTN, FRN, 5.64%, 01/04/02                                69,982
    70,000       MTN, FRN, 5.65%, 03/11/02                                70,065
                Morgan Stanley Dean Witter & Co.,
   260,000       FRN, 5.59%, 03/15/02                                    260,000
    50,000       FRN, 6.73%, 12/17/01                                     50,124
   150,000       MTN, FRN, 5.55%, 03/16/01                               150,000
    55,000       MTN, FRN, 5.64%, 05/15/01                                55,000
    50,000       MTN, FRN, 6.62%, 09/14/01                                50,061
    35,000       MTN, FRN, 6.67%, 03/13/01                                35,000
    75,000       MTN, FRN, 6.68%, 03/15/01                                75,000
                Wells Fargo Bank, N.A.,
   175,000       MTN, FRN, 5.51%, 07/24/01                               174,973
   330,000       MTN, FRN, 5.55%, 03/15/02                               329,999

                       See notes to financial statements.

JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Financial Services -- Continued
$   75,000      Westpac Banking Corp., (Australia), (Yankee),
                 FRN, 5.43%, 05/08/01                                $    75,005
                                                                     -----------
                                                                       3,079,356
                Insurance -- 0.2%
    50,000      Prudential Funding Corp., MTN, FRN, 5.82%, 04/17/01       50,004
                Machinery & Engineering Equipment -- 0.3%
                Caterpillar Financial Services Corp.,
    10,000       MTN, FRN, 5.83%, 07/09/01                                10,003
    75,000       MTN, FRN, 5.92%, 07/09/01                                75,001
     5,000       MTN, FRN, 6.79%, 06/01/01                                 5,000
                                                                     -----------
                                                                          90,004
                Telecommunications -- 3.8%
                AT&T Corp.,
   250,000       FRN, #, 5.51%, 03/08/01                                 249,999
   273,000       FRN, #, 5.61%, 07/19/01                                 273,000
   250,000      BellSouth Telecommunications, Inc.,
                 FRN, 6.56%, 01/04/02                                    250,000
   356,000      SBC Communications, Inc., FRN, #, 5.34%, 05/15/01        355,986
                                                                     -----------
                                                                       1,128,985
                ----------------------------------------------------------------
                Total Corporate Notes & Bonds                          9,390,978
                (Cost $9,390,978)
                ----------------------------------------------------------------
                Commercial Paper -- 41.4%
                Asset Backed Securities -- 28.3%
                Alpine Securitization Corp.,
   100,000       5.52%, 03/22/01                                          99,679
   143,191       5.52%, 03/23/01                                         142,710
                Amstel Funding Corp.,
   152,000       5.37%, 05/09/01                                         150,456
    95,000       5.56%, 03/07/01                                          94,912
    48,000       6.67%, 03/15/01                                          47,878
                Amsterdam Funding Corp.,
    25,000       5.43%, 04/04/01                                          24,873
    50,000       5.51%, 03/07/01                                          49,954
    37,300      Asset Portfolio Funding Corp., 6.47%, 03/16/01            37,201
                Atlantis One Funding Corp.,
    50,000       5.30%, 05/04/01                                          49,534
    50,000       5.31%, 05/04/01                                          49,534
                Barton Capital Corp.,
   115,000       5.50%, 03/07/01                                         114,895
   140,154       5.52%, 03/07/01                                         140,026
    74,366       5.52%, 03/13/01                                          74,230
    50,000      Bavaria Universal Funding Co.,
                 Floating Rate, 5.54%, 08/10/01                           50,000
    50,000      Beta Finance Corp., Inc. (Channel Islands),
                 6.73%, 03/22/01                                          49,810
    82,500      Bills Securitization LTD, 5.33%, 05/08/01                 81,680
                Blue Ridge Asset Funding Corp.,
    83,478       5.48%, 03/23/01                                          83,199
    50,015       5.52%, 03/14/01                                          49,916
    23,000       5.53%, 03/09/01                                          22,972
                Brahms Funding Corp.,
    40,000       5.45%, 04/25/01                                          39,670

                       See notes to financial statements.

                                             JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Asset Backed Securities -- Continued
$  140,000       5.61%, 03/26/01                                     $   139,459
                Certain Funding Corp.,
    45,815       5.46%, 05/01/01                                          45,397
    59,000       6.51%, 03/12/01                                          58,885
    40,000      Christiania Capital Corp., 4.93%, 08/28/01                39,038
                Ciesco L.P.,
    50,000       5.39%, 04/12/01                                          49,688
    50,000       5.39%, 04/18/01                                          49,643
                Compass Securitization LLC,
   120,000       5.52%, 03/16/01                                         119,725
    60,000       6.50%, 03/15/01                                          59,851
    60,000      Corporate Receivables Corp., 5.32%, 05/10/01              59,388
   147,956      Dakota Certificate Program (Citibank Credit
                 Card Master Trust I), 5.51%, 03/07/01                   147,821
                Dorada Finance, Inc.,
    47,000       5.44%, 04/19/01                                          46,656
    30,890       5.47%, 04/24/01                                          30,640
    31,000       5.47%, 04/25/01                                          30,744
    40,500       5.47%, 04/30/01                                          40,136
                Edison Asset Securitization LLC,
   150,000       5.50%, 03/06/01                                         149,886
   150,000       5.50%, 03/07/01                                         149,863
                Falcon Asset Securitization Corp.,
    45,000       5.51%, 03/13/01                                          44,916
   171,000       5.64%, 03/13/01                                         170,682
    57,100       5.65%, 03/09/01                                          57,029
                Forrestal Funding Master Trust,
   102,140       5.47%, 04/24/01                                         101,313
   140,000       6.64%, 03/16/01                                         139,621
                Four Winds Funding Corp.,
    26,480       5.49%, 04/10/01                                          26,320
    73,000       5.54%, 03/19/01                                          72,799
    50,000       #, 5.52%, 03/21/01                                       49,847
                Galaxy Funding Inc.,
    90,000       5.17%, 08/10/01                                          87,963
    73,000       5.56%, 03/15/01                                          72,843
    50,000       5.56%, 03/16/01                                          49,885
     2,164      Giro Funding U.S. Corp., 5.52%, 03/01/01                   2,164
                Giro Multi-Funding Corp.,
     3,365       5.52%, 03/01/01                                           3,365
   121,000       5.53%, 03/20/01                                         120,648
    40,000      Grand Funding Corp., #, 5.51%, 03/12/01                   39,933
                Greenwich Funding Corp.,
   100,000       #, 5.52%, 03/06/01                                       99,919
    57,468       #, 6.54%, 03/06/01                                       57,421
                Greyhawk Funding LLC,
    53,000       5.51%, 04/24/01                                          52,568
    90,000       5.52%, 03/14/01                                          89,821
   220,000       #, 5.47%, 05/04/01                                      217,891
   136,300       #, 6.40%, 06/08/01                                      133,976
                Jupiter Securitization Corp.,
    98,710       5.52%, 03/07/01                                          98,620
   211,167       5.52%, 03/12/01                                         210,812

                       See notes to financial statements.

JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Asset Backed Securities -- Continued
$   47,435       5.53%, 03/08/01                                     $    47,384
    41,880       6.40%, 06/12/01                                          41,137
                K2 (USA) LLC,
    28,000       5.15%, 08/07/01                                          27,379
    52,000       5.17%, 08/09/01                                          50,828
    14,000       5.47%, 04/25/01                                          13,884
    50,000       6.94%, 04/17/01                                          49,569
    19,880      Liberty Street Funding Corp., 5.55%, 04/20/01             19,729
    20,000      Links Finance LLC, #, 5.16%, 08/01/01                     19,572
   100,000      Montauk Funding Corp., 5.51%, 03/09/01                    99,878
    36,000      Monte Rosa Capital Corp., 5.51%, 03/19/01                 35,901
                Moriarty LLC,
    65,000       5.16%, 08/09/01                                          63,538
    65,000       5.21%, 08/13/01                                          63,487
   250,000       5.33%, 05/08/01                                         247,515
    26,400       5.36%, 07/16/01                                          25,876
    89,000       5.56%, 04/09/01                                          88,472
    80,000       5.92%, 07/05/01                                          78,390
    57,900      Ness Limited., 5.52%, 03/16/01                            57,768
                New Castle Certificate Program (Discover
                 Card Master Trust I, Ser. 2000-A),
    40,000       5.55%, 03/22/01                                          39,871
   175,000       ECN, 6.66%, 03/06/01                                    174,840
    65,556      Old Line Funding Corp., 5.52%, 03/14/01                   65,426
                Pennine Funding LLC,
    40,000       5.15%, 08/01/01                                          39,147
    45,000       5.49%, 04/19/01                                          44,668
    50,000      Pooled Accounts Receivable Capital Corp.,
                 5.52%,03/16/01                                           49,885
    65,640      Preferred Rec Funding (PREFCO), 5.62%, 03/13/01           65,518
                Receivables Capital Corp.,
    90,462       5.51%, 03/09/01                                          90,352
    60,000       5.52%, 03/12/01                                          59,899
    71,340      Repeat Offering Securitization Entity (ROSE),
                 5.53%, 04/23/01                                          70,768
                Sheffield Receivables Corp.,
    53,500       5.52%, 03/12/01                                          53,405
   175,000       5.52%, 03/15/01                                         174,625
   150,000       5.53%, 03/19/01                                         149,588
   150,000       5.62%, 03/20/01                                         149,559
    26,800       6.50%, 03/12/01                                          26,753
                Sigma Finance Corp., (Channel Islands),
   150,000       #, 5.14%, 08/02/01                                      146,778
    83,500       #, 5.16%, 08/02/01                                       81,707
    66,400       #, 5.47%, 04/23/01                                       65,872
    45,000       #, 6.37%, 06/11/01                                       44,213
                Silver Tower U.S. Funding LLC,
   135,000       4.98%, 08/29/01                                         131,701
    95,000       5.25%, 08/17/01                                          92,721
                Special Purpose Accounts Receivable Cooperative,
   117,000       5.47%, 04/26/01                                         116,017
    18,320       5.54%, 04/12/01                                          18,203
    30,000      Surrey Funding Corp., 5.49%, 03/26/01                     29,886

                       See notes to financial statements.

                                             JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Asset Backed Securities -- Continued
                Thames Asset Global Securitization (TAGS),
$   32,000       5.61%, 04/17/01                                      $   31,769
    86,394       6.51%, 03/15/01                                          86,179
                Tulip Funding Corp.,
   150,000       5.49%, 05/01/01                                         148,625
    46,687       #, 5.07%, 08/28/01                                       45,534
   100,000      Variable Funding Capital Corp., 5.47%, 04/27/01           99,145
    50,000      Victory Receivables, 5.57%, 04/11/01                      49,687
    50,000      WCP Funding, Inc., 5.33%, 05/14/01                        49,460
                Windmill Funding Corp.,
   110,800       5.51%, 03/07/01                                         110,699
    40,000       5.52%, 03/07/01                                          39,963
    75,000       5.52%, 03/20/01                                          74,782
                                                                      ----------
                                                                       8,417,857
                Banking -- 5.8%
   170,000      Abbey National North America Corp.,
                 5.20%, 08/20/01                                         165,882
    25,000      Banco B.I. Creditanstalt SA (United Kingdom),
                 6.73%, 03/09/01                                          24,964
    20,000      Banco Rio De La Plata SA (Argentina),
                 6.78%, 03/08/01                                          19,975
    50,000      Banco Santander Central Hispano SA (Spain), (Yankee),
                 5.17%, 08/06/01                                          48,894
                Bank of America, N.A.,
    75,000       6.52%, 05/10/01                                          74,075
   250,000       6.69%, 03/12/01                                         249,505
   100,000      Banque ET Caisse D'Epargne De L'Etat (Luxembourg),
                 4.93%, 08/30/01                                          97,568
    50,000      Banque Generale du Luxembourg SA (Luxembourg),
                 5.50%, 07/16/01                                          48,982
   200,000      Commerzbank US Finance, Inc., 5.53%, 03/13/01
                Credit Suisse First Boston International,
                 (Switzerland),                                          199,633
    36,000       6.63%, 04/16/01                                          35,703
    20,000       6.66%, 05/07/01                                          19,760
                Credit Suisse First Boston, Inc.,
    70,000       5.24%, 07/20/01                                          68,594
   100,000       6.71%, 03/12/01                                          99,802
    75,000       6.71%, 03/14/01                                          74,824
    70,000      Dexia Delaware LLC, 5.16%, 08/10/01                       68,416
                Halifax PLC (United Kingdom),
    75,000       5.45%, 07/16/01                                          73,487
    30,000       5.60%, 04/10/01                                          29,816
   150,000       6.61%, 05/02/01                                         148,347
    40,000      Lloyds TSB Bank PLC (United Kingdom),
                 5.14%, 08/01/01                                          39,148
    65,000      Svenska Handelsbanken, Inc. (Sweden),
                 5.20%, 08/15/01                                          63,471
    60,000      Unibanco-Grand Cayman, Series A, (Germany),
                 5.55%, 07/11/01                                          58,812
                                                                      ----------
                                                                       1,709,658
                Chemicals -- 0.3%
    75,000      BASF AG (Germany), 6.68%, 03/29/01                        74,623

                       See notes to financial statements.

JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Consumer Products -- 0.2%
$   50,000      Procter & Gamble Co., ECN, 5.60%, 04/05/01           $    49,731
                Diversified -- 0.4%
    50,000      General Electric Capital Corp., 6.66%, 03/07/01           49,946
    80,000      General Electric Capital Services, Inc.,
                 5.11%, 07/11/01                                          78,534
                                                                     -----------
                                                                         128,480
                Financial Services -- 5.7%
   109,000      Associates Corp. of North America,
                 ECN, 6.50%, 03/02/01                                    108,981
                Citicorp,
   300,000       5.51%, 03/02/01                                         299,955
   200,000       5.52%, 03/05/01                                         199,878
    75,000      CXC, Inc., 5.59%, 04/04/01                                74,609
                Fairway Finance Corp.,
     6,392       5.48%, 04/16/01                                           6,348
    40,000       6.48%, 03/15/01                                          39,901
   200,000      Goldman Sachs Group, Inc., 5.76%, 04/12/01               198,677
    60,000      Govco, Inc., 5.32%, 05/16/01                              59,335
                HomeSide Lending, Inc.,
    25,000       5.50%, 03/21/01                                          24,924
    12,775       5.50%, 03/22/01                                          12,734
    14,716       5.50%, 03/23/01                                          14,667
    69,647      Kitty Hawk Funding Corp., 5.18%, 08/15/01                 68,015
    75,000      Morgan Stanley Dean Witter & Co.,
                 Floating Rate, 5.64%, 05/30/01                           75,000
                Nationwide Building Society (United Kingdom),
   100,000       5.18%, 08/13/01                                          97,685
    65,000       5.73%, 04/03/01                                          64,663
    68,000      Newport Funding Corp., 5.58%, 04/11/01                    67,574
                Quincy Capital Corp.,
    34,212       5.51%, 03/09/01                                          34,170
   100,032       5.51%, 03/12/01                                          99,864
                Triple-A One Funding Corp.,
    82,107       5.51%, 03/08/01                                          82,019
    24,963       5.61%, 04/05/01                                          24,829
    45,000      Wells Fargo & Co., 5.38%, 05/04/01                        44,575
                                                                     -----------
                                                                       1,698,403
                Foreign Government Securities -- 0.1%
    35,000      Canada (Government of), 6.52%, 06/07/01                   34,400
                Retailing -- 0.1%
    25,000      Wal-Mart Funding Corp, 5.53%, 03/22/01                    24,920
                Utilities -- 0.5%
   150,000      Comision Federal De Electricdad (Mexico),
                 6.48%, 03/20/01                                         149,495
                ----------------------------------------------------------------
                Total Commercial Paper                                12,287,567
                (Cost $12,287,567)
                ----------------------------------------------------------------

                       See notes to financial statements.

                                             JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Residential Mortgage Backed Securities -- 1.0%
                Collateralized Mortgage Obligations -- 1.0%
                Merrill Lynch Mortgage Investors, Inc.,
$  231,069       Ser. 2000-WM2, Class A1, FRN, 5.41%, 11/27/01       $   231,069
    57,583       Ser. 2000-WM2, Class A2, 6.68%, 11/27/01                 57,583
                ----------------------------------------------------------------
                Total Residential Mortgage Backed Securities             288,652
                (Cost $288,652)
                ----------------------------------------------------------------
                Funding Agreements/GIC -- 3.0%
    50,000      AIG Funding Inc., Floating Rate, 6.63%, 10/01/01          50,000
    25,000      First Allmerica Financial Life Insurance Co.,
                 Floating Rate, 5.72%, 04/06/01                           25,000
   150,000      G E Financial Assurance, Floating Rate,
                 6.81%, 03/01/01                                         150,000
                Jackson National Life Insurance Co., Floating Rate,
   100,000       5.83%, 01/18/02                                         100,000
    80,000       5.86%, 09/01/03                                          80,000
   100,000      MetLife Funding Inc., Floating Rate, #,
                 6.81%, 06/01/01                                         100,000
   275,000      Security Life of Denver Insurance Co., Floating Rate,
                 5.43%, 02/27/02                                         275,000
    50,000      Travelers Insurance Co., Floating Rate,
                 5.71%, 04/24/01                                          50,000
    50,000      United of Omaha Life Insurance Company,
                 Floating Rate, 5.72%, 05/17/02                           50,000
                ----------------------------------------------------------------
                Total Funding Agreements/GIC                             880,000
                (Cost $880,000)
                ----------------------------------------------------------------
                Certificates of Deposit -- 6.6%
   100,000      Banca Commerciale Italiana (Italy), (Yankee),
                 5.75%, 04/09/01                                         100,000
    50,000      Banco Santander Central Hispano SA (Spain), (Yankee),
                 6.50%, 06/06/01                                          50,000
    75,000      Bank Austria AG, Floating Rate, (Austria), (Yankee),
                 5.63%, 07/16/01                                          74,994
                Barclays Bank PLC (United Kingdom), (Yankee),
   120,000       5.53%, 04/10/01                                         119,973
   260,000       Floating Rate, 5.57%, 12/12/01                          259,941
   210,000       Floating Rate, 5.59%, 09/24/01                          209,937
   100,000      Bayerische Hypo-und Vereinsbank AG (Germany),
                 (Yankee), 5.58%, 04/27/01                               100,000
   150,000      Bayerische Landesbank Girozentrale (Germany),
                 (Yankee), 5.22%, 02/20/02                               149,958
   141,000      Credit Agricole Indosuez SA (France), (Yankee),
                 5.23%, 02/20/02                                         140,974
   150,000      Deutsche Bank AG, (Germany), (Yankee),
                 6.73%, 03/16/01                                         149,996
                Landesbank Hessen-Thuringen Girozentrale,
                 (Germany), (Yankee),
    75,000       6.54%, 04/06/01                                          75,000
   110,000       6.89%, 04/30/01                                         109,997
    50,000      Svenska Handelsbanken, Inc. (Sweden), (Yankee),
                 5.12%, 08/02/01                                          49,996
   100,000      UBS AG (Switzerland), (Yankee), 5.10%, 08/02/01           99,983

                       See notes to financial statements.

JPMorgan Prime Money Market Fund II
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount        Issuer                                                     Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
                Certificates of Deposit -- Continued
$  100,000      Westdeutsche Landesbank Girozentrale (Germany),
                 (Yankee), 6.66%, 11/16/01                           $   100,005
   160,000      World Savings Bank, 5.32%, 05/31/01                      160,000
                ----------------------------------------------------------------
                Total Certificates of Deposit                          1,950,754
                (Cost $1,950,754)
                ----------------------------------------------------------------
                Time Deposits -- 13.1%
   300,000      ABN AMRO Bank N.V. (Netherlands),
                 5.54%, 03/01/01                                         300,000
    50,000      Allied Irish Banks PLC (United Kingdom),
                 6.66%, 03/30/01                                          50,000
   120,000      Bank of Ireland (Ireland), 5.38%, 07/02/01               120,000
   100,000      Bank of Nova Scotia (Canada), 5.50%, 07/16/01            100,000
   134,000      Bayerische Hypo-und Vereinsbank AG (Germany),
                 (Yankee), 5.66%, 03/01/01                               134,000
                Caisse des Depots et Consignations, (France),
   750,000       5.53%, 03/01/01                                         750,000
   300,000       5.54%, 03/01/01                                         300,000
                Caja De Madrid Bank (Spain),
    59,000       5.38%, 07/10/01                                          59,000
    60,000       6.64%, 04/27/01                                          60,000
    37,000       6.65%, 04/24/01                                          37,000
   110,000       6.65%, 07/24/01                                         110,000
    75,000       6.67%, 11/19/01                                          75,000
   200,000      Credit Suisse First Boston (Swiss Bank),
                 (Switzerland), 5.56%, 03/01/01                          200,000
   275,000      ING Bank N.V. (Netherlands), 5.63%, 03/01/01             275,000
   100,000      Landesbank Baden-Wuerttemberg (Germany),
                 5.56%, 03/01/01                                         100,000
   100,000      Landesbank Schleswig Holstein (Germany),
                 6.69%, 04/17/01                                         100,000
                Societe Generale (France),
   250,000       5.53%, 03/01/01                                         250,000
   417,044       5.63%, 03/01/01                                         417,044
   175,000      Svenska Handelsbanken, Inc. (Sweden),
                 5.53%, 03/01/01                                         175,000
   223,500      Swedbank (Sweden), 5.59%, 03/01/01                       223,500
    48,000      Wells Fargo Bank, N.A., 5.55%, 04/30/01                   48,000
                ----------------------------------------------------------------
                Total Time Deposits                                    3,883,544
                (Cost $3,883,544)
                ----------------------------------------------------------------
                Repurchase Agreement -- 0.2%
    51,206      Deutsche Bank Securities, Tri Party,
                 5.47%, due 03/01/01 (Dated 02/28/01,
                 Proceeds $51,214, Secured by FNMA, $51,808,
                 5.75%, due 02/15/08, Market Value $52,230)               51,206
                (Cost $51,206)
                ----------------------------------------------------------------
                Total Investments -- 100.3%                          $29,704,751
                (Cost $29,704,751)*
                ----------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Tax Free Money Market Fund

Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- 100%
--------------------------------------------------------------------------------
              U.S. Government Agency Security -- 0.1%
$  1,100      Federal Home Loan Mortgage Corp., DN, 5.23%,
               03/01/01                                                $   1,100
              (Cost $1,100)
              Municipal Securities -- 99.9%
              Alabama -- 0.6%
   5,000      Birmingham, Alabama, Apartment Authority,
               Municipal Securities Trust Receipts, Ser. SGA-47,
               Rev., FRDO, 3.24%, 03/02/01                                 5,000
   3,000      Infirmary Health Systems, Special Care Facilities
               Financing Authority, Mobile, Alabama, Infirmary
               Health Systems Inc., Ser. A, Rev., FRDO, 3.50%,
               03/06/01                                                    3,000
   1,500      Stevenson, Alabama, Industrial Development Board,
               Environmental Improvement, The Mead Corp.
               Project, Rev., FRDO, 3.15%, 03/01/01                        1,500
   1,900      University of Alabama, Hospital, Ser. B, Rev., FRDO,
               3.15%, 03/07/01                                             1,900
                                                                       ---------
                                                                          11,400
              Alaska -- 1.6%
   7,875      Alaska State, Housing Finance Corp., Floating Rate
               Trusts Receipts, Ser. N-13, Regulation D, Rev., FRDO,
               3.35%, 03/02/01                                             7,875
   7,835      Alaska State, Housing Finance Corp., FLOATS,
               Ser. L20, Regulation D, FRDO, 3.35%, 03/02/01               7,849
   6,845      Alaska State, Housing Finance Corp., FLOATS,
               Ser. PT-202, Rev., FRDO, 3.54%, 03/01/01                    6,845
   5,000      Valdez, Alaska, Marine Terminal, Ser. A-28,
               Regulation D, FRDO, 3.35%, 03/07/01                         5,000
                                                                       ---------
                                                                          27,569
              Arizona -- 0.6%
   3,200      Salt River, Arizona, Agricultural Improvement &
               Power District, Electric Systems, Salt River Project,
               Ser. B, Rev., 4.65%, 01/01/02                               3,227
   1,300      Tempe, Arizona, Excise Tax, Rev., FRDO, 3.15%,
               03/01/01                                                    1,300
   5,300      University of Arizona, Main Campus & Research,
               Ser. A, Rev., COP, FRDO, 3.15%, 03/02/01                    5,300
                                                                       ---------
                                                                           9,827
              Arkansas -- 0.8%
   8,000      Arkansas Hospital Equipment Finance Authority,
               AHA Pooled Financing Program, Rev., FRDO,
               3.20%, 03/07/01                                             8,000
   5,500      Columbia County, Arkansas, Solid Waste Disposal,
               Albemarle Corp. Project, Rev., FRDO, 3.70%,
               03/01/01                                                    5,500
                                                                       ---------
                                                                          13,500
              Colorado -- 1.4%
   1,000      Arapahoe County, Colorado, Capital Improvement
               Trust, Federal Highway, FLOATS, Ser. PT-437, Rev.,
               Prerefunded to 08/31/05, FRDO, 3.54%, 03/01/01              1,001
   2,850      Arvada, Colorado, Rev., FRDO, 3.80%, 03/22/01                2,850

                       See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Colorado -- Continued
$  4,800      Colorado Health Facilities Authority, Catholic Health,
               Ser. B, Rev., FRDO, 3.25%, 03/01/01                       $ 4,800
   6,000      Colorado Springs, Colorado, Utilities, Municipal
               Securities Trust Receipts, Ser. SGA-88, Rev., FRDO,
               3.20%, 03/01/01                                             6,000
   2,500      Colorado Student Obligation Bond Authority,
               Student Loan, Senior Lien, Ser. A-3, Rev., FRDO,
               3.25%, 03/07/01                                             2,500
   3,400      Denver, Colorado, City & County Airport, Floating
               Rate Certificates, Ser.L-27, Regulation D, Rev.,
               FRDO, 3.40%, 03/07/01                                       3,400
   1,000      Denver, Colorado, City & County, GO, ^, 6.38%,
               08/01/01                                                    1,023
   3,000      Jefferson County, Colorado, School District No. R-001,
               TAN, GO, 5.00%, 06/27/01                                    3,006
                                                                         -------
                                                                          24,580
              Connecticut -- 0.9%
  15,100      Meriden, Connecticut, GO, BAN, 4.75%, 08/08/01              15,118

              District of Columbia -- 3.4%
   2,050      District of Columbia, Housing Finance Agency,
               Ser. L-1, Regulation D, Rev., FRDO, 3.40%, 03/01/01         2,050
   2,535      District of Columbia, National Children's Center Inc.,
               FRDO, 3.55%, 03/01/01                                       2,535
   6,155      Eagle Tax Exempt Trust, Weekly Option Mode,
               Water & Sewer Rev., District of Columbia,
               Ser. 98-5202, FRDO, #, 3.57%, 03/01/01                      6,155
  14,500      Eagle Tax Exempt Trust, Weekly Option Mode,
               Water & Sewer, Ser. 3, Class 7, Rev., FRDO, #,
               3.57%, 03/01/01                                            14,500
  10,000      Metropolitan Washington Airport, Rev., 3.38%,
               04/04/01                                                   10,000
  10,000      Metropolitan Washington Airport, Rev., 3.45%,
               03/08/01                                                   10,000
   6,500      Metropolitan Washington Airport, Rev., 3.45%,
               07/25/01                                                    6,500
   9,000      Metropolitan Washington Airport, Rev., 3.50%,
               04/04/01                                                    9,000
                                                                         -------
                                                                          60,740
              Florida -- 4.7%
     400      Alachua County, Florida, Health Facilities Authority,
               Shands Teaching Hospital, Ser. B, Rev., FRDO,
               3.25%, 03/07/01                                               400
   6,700      Broward County, Florida, Port Facilities, Everglades,
               SUB, Rev., FRDO, 3.50%, 03/07/01                            6,700
   1,150      Collier County, Florida, Health Facilities Authority,
               The Moorings Inc. Project, Rev., FRDO, 3.10%,
               03/07/01                                                    1,150
   2,695      Dade County, Florida, Housing Finance Authority,
               Multi-Family Housing, Kendall Ct. Apartments,
               Rev., FRDO, 3.55%, 03/01/01                                 2,695
   1,995      Dade County, Florida, Housing Finance Authority,
               Multi-Family Housing, Star Creek Apartments,
               Rev., FRDO, 3.55%, 03/01/01                                 1,995

                       See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Florida -- Continued
$  1,675      Dade County, Florida, Housing Finance Authority,
               Single Family Housing, FLOATS, Ser. PT-344, Rev.,
               FRDO, 3.59%, 03/01/01                                     $ 1,681
   5,700      Escambia County, Florida, Housing Finance Authority,
               Single Family Housing, FLOATS, Ser. PT-1228, Rev.,
               FRDO, 3.59%, 03/01/01                                       5,700
   6,500      Florida Finance Commission, 3.40%, 08/24/01                  6,500
   7,750      Florida Housing Finance Agency, Ashley Lake II, Ser. J,
               Rev., FRDO, 3.25%, 03/07/01                                 7,750
   5,275      Florida Housing Finance Agency, Multi-Family
               Housing, Banyon, Ser. L, Rev., FRDO, 3.25%,
               03/06/01                                                    5,275
   1,500      Florida State, Board of Public Education, Municipal
               Securities Trust Receipts, Ser. SGA-102, GO, FRDO,
               3.20%, 03/01/01                                             1,500
  12,500      Florida, Local Government Finance Commission,
               3.40%, 06/07/01                                            12,500
   5,330      Gulf Breeze, Florida, Local Government Loan
               Program, Ser. B, Rev., FRDO, 3.45%, 03/01/01                5,330
     100      Jacksonville, Florida, Capital Project, Ser. 1, Rev.,
               FRDO, 3.20%, 03/05/01                                         100
   3,705      Jacksonville, Florida, Electric Authority, Municipal
               Securities Trust Receipts, Ser. SGA-17, Rev., FRDO,
               3.24%, 03/07/01                                             3,705
   1,000      Jacksonville, Florida, Health Facilities Authority, River
               Garden Project, Rev., FRDO, 3.50%, 03/01/01                 1,000
   9,990      Municipal Securities Trust Certificates, Ser. 2000-9007,
               Class A, Rev., FRDO, 3.34%, 03/07/01                        9,990
   4,800      Tampa, Florida, Sports Authority, Municipal Securities
               Trust Receipts, Ser. SGA-61, Rev., FRDO, 3.20%,
               03/01/01                                                    4,801
   4,500      The University of North Florida Foundation Inc.,
               Parking System, Rev., FRDO, 3.60%, 03/02/01                 4,500
                                                                         -------
                                                                          83,272
              Georgia -- 2.4%
  10,580      Atlanta, Georgia, Water & Wastewater, Municipal
               Securities Trust Receipts, Ser. SGA-86, Rev., FRDO,
               3.27%, 03/05/01                                            10,580
     960      Bibb County, Georgia, Class A Certificates, Ser. C,
               FRDO, 3.64%, 03/01/01                                         960
   1,660      Clayton County, Georgia, Housing Authority,
               Multi-Family Housing, Chateau Forest Apartments,
               Ser. E, Rev., FRDO, 3.20%, 03/07/01                         1,660
   1,000      Fulton County, Georgia, Development Authority,
               Arthritis Foundation Inc. Project, Rev., FRDO,
               3.50%, 03/01/01                                             1,000
   2,020      Fulton County, Georgia, Development Authority,
               Morehouse College Project, Rev., FRDO, 3.15%,
               03/06/01                                                    2,020
   3,661      Georgia Municipal Association Pooled Bond, COP,
               FRDO, 3.50%, 03/07/01                                       3,661
   3,900      Municipal Electric Authority of Georgia, General
               Resolution Projects, Sub. Ser. B, Rev., FRDO, 3.10%,
               03/06/01                                                    3,900

                       See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Georgia -- Continued
$  1,000      Municipal Electric Authority of Georgia, Project One,
               Ser. B, Rev., FRDO, 3.05%, 03/02/01                      $  1,000
  15,000      Northeast, Georgia, Heath Systems Inc., Ser. A, 4.00%,
               02/01/02                                                   15,000
   3,000      Richmond County, Georgia, Board of Education, GO,
               4.50%, 09/01/01                                             3,017
                                                                        --------
                                                                          42,798

              Hawaii -- 1.5%
  19,790      Hawaii State, Highway, FLOATS, Ser. PT-1058, FRDO,
               3.54%, 03/01/01                                            19,790
   1,580      Hawaii State, Housing Finance & Development Corp.,
               Single Family Mortgage, FLOATS, Ser. PA-73A, Rev.,
               FRDO, 3.64%, 03/02/01                                       1,588
   5,605      Honolulu, Hawaii, City & County, Ser. A, GO, ^,
               6.30%, 03/01/02                                             5,880
                                                                        --------
                                                                          27,258

              Idaho -- 0.2%
   3,750      Idaho, Housing and Finance Association, Single
               Family Housing, Ser F-1, Class 1, Rev., FRDO, 3.30%,
               03/05/01                                                    3,750

              Illinois -- 5.3%
   4,400      Chicago, Illinois, Equipment Notes, GO, FRDO,
               4.37%, 10/04/01                                             4,400
   6,700      Chicago, Illinois, O'Hare International Airport,
               Second Lien, Ser. B, Rev., FRDO, 3.35%, 03/07/01            6,700
   5,600      Chicago, Illinois, Water, Municipal Securities Trust
               Receipts, Ser. SGA-93, Rev., FRDO, 3.20%, 03/01/01          5,600
   3,885      Cook County, Illinois, Municipal Trust Receipts,
               Ser. SG-7, FRDO, 3.54%, 03/07/01                            3,885
   3,600      Illinois Development Finance Authority, American
               Youth Hostels Project, Rev., FRDO, 3.55%, 03/05/01          3,600
   3,205      Illinois Development Finance Authority, IDR, CFC
               International Inc. Project, Rev., FRDO, 3.60%,
               03/05/01                                                    3,205
   1,300      Illinois Development Finance Authority, Residential
               Rental, Rev., FRDO, 3.50%, 03/01/01                         1,300
   1,820      Illinois Development Finance Authority, Toughy LTD
               Partnership Project, Rev., FRDO, 3.28%, 03/05/01            1,820
   4,800      Illinois Health Facilities Authority, Carle Foundation,
               Rev., FRDO, 3.20%, 03/07/01                                 4,800
  12,000      Illinois Health Facilities Authority, Ser. 1998-B, Rev.,
               3.40%, 06/13/01                                            12,000
  15,865      Illinois Health Facilities Authority, Swedish Covenant
               Hospital Project, Rev., FRDO, 3.25%, 03/06/01              15,865
   4,595      Illinois Housing Development Authority, FLOATS,
               Ser. L19, Regulation D, Rev., FRDO, 3.35%, 03/01/01         4,595
   3,600      Illinois Housing Development Authority, Multi-Family
               Housing, Camelot, Rev., FRDO, 3.35%, 03/05/01               3,600
   2,985      Illinois Housing Development Authority, Multi-Family
               Housing, Lakeshore Plaza, Ser. A, Rev., FRDO,
               3.20%, 03/06/01                                             2,985
   7,300      Illinois State, Toll Highway Authority, Toll Highway
               Priority, Ser. B, Rev., FRDO, 3.05%, 03/07/01               7,300

                     See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
 Amount    Issuer                                                          Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
           Illinois -- Continued
$  2,570   Lake County, Illinois, IDR, A.L. Hansen Manufacturing
            Project, Rev., FRDO, 3.45%, 03/01/01                         $ 2,570
   2,325   Libertyville, Illinois, Industrial Revenue, Libertyville
            Manor Project, Rev., FRDO, 3.75%, 03/07/01                     2,325
   9,800   University of Illinois, Health Services Facilities System,
            Ser. B, Rev., FRDO, 3.15%, 03/05/01                            9,800
                                                                         -------
                                                                          96,350
           Indiana -- 2.7%
   5,000   DeKalb County, Indiana, Economic Development,
            New Process Steel Project, Rev., FRDO, 3.70%,
            03/02/01                                                       5,000
   5,990   Indiana Bond Bank, FLOATS, Ser. PA-688, Rev., FRDO,
            3.54%, 03/01/01                                                5,990
   1,100   Indiana Secondary Market Educational Loans Inc.,
            Ser. B, Rev., FRDO, 3.25%, 03/06/01                            1,100
   9,000   Indiana State, Development Finance Authority, PCR,
            Southern Indiana Gas & Electric, Ser. A, Rev., FRDO,
            4.30%, 03/01/01                                                9,000
   6,665   Indiana State, Office Building Commission Capital
            Complex, FLOATS, Ser. PT-381, Rev., FRDO, 3.54%,
            03/01/01                                                       6,665
  15,000   Indiana, Highway Transportation Finance Authority,
            Municipal Securities Trust Receipts, Ser. SGA-113,
            Rev., FRDO, 3.20%, 03/01/01                                   15,000
   1,095   Lafayette, Indiana, Economic Development, Health
            Quest Realty Project, Rev., FRDO, 3.58%, 03/05/01              1,095
     540   Muncie, Indiana, Economic Development, Health
            Quest Realty Project, Rev., FRDO, 3.58%, 03/05/01                540
   3,305   Municipal Securities Trust Certificates, Ser. 1997-19A,
            Class A, Rev., FRDO, #, ^, 3.24%, 03/02/01                     3,305
                                                                         -------
                                                                          47,695
           Iowa -- 1.2%
   1,500   Des Moines, Iowa, 3.50%, 08/08/01                               1,500
   4,300   Des Moines, Iowa, 3.55%, 08/08/01                               4,300
  15,000   Iowa School Corporations, Iowa School Cash
            Anticipation Program, Ser. A, Warrant Certificates,
            Rev., 5.50%, 06/22/01                                         15,045
                                                                         -------
                                                                          20,845
           Kansas -- 1.3%
   2,000   Eagle Tax-Exempt Trust, Weekly Option Mode,
            Ser. 2000-1601, FRDO, 3.57%, 03/07/01                          2,000
   7,500   Kansas City, Kansas, Industrial, PQ Corp. Project, Rev.,
            FRDO, 3.15%, 03/01/01                                          7,500
   8,720   Kansas State, Development Finance Authority,
            FLOATS, Ser. PA-715, Rev., FRDO, 3.54%, 03/07/01               8,720
   2,050   Spring Hill, Kansas, Industrial Revenue, Abrasive
            Engineering Project, Rev., FRDO, 3.60%, 03/06/01               2,050
   1,650   Wichita, Kansas, Airport Facilities, Cessna Citation
            Center Project, Ser. III, Rev., FRDO, 3.35%, 03/06/01          1,650
   1,800   Wichita, Kansas, Hospital, Facilities Improvement,
            Riverside, Ser. IV, Rev., FRDO, 3.60%, 03/02/01                1,800
                                                                         -------
                                                                          23,720
                     See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
              Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Kentucky -- 1.3%
$  3,000      Jeffersontown, Kentucky, Lease Program, Kentucky
               League of Cities Funding Trust, Rev., FRDO, 3.25%,
               03/01/01                                                 $  3,000
  14,310      Kentucky Area Development Districts, Financing
               Trust Lease Program, Ewing, Kentucky, Rev., FRDO,
               3.60%, 03/01/01                                            14,310
   2,000      Kentucky Asset Liability Commission, General Fund,
               Ser. A, Rev., TRAN, 5.25%, 06/27/01                         2,004
   1,085      Kentucky State, Property & Buildings Commission,
               Project No. 66, Ser. A, Rev, 5.00%, 05/01/01                1,088
   2,540      Kentucky, Development Finance Authority, Pooled
               Loan Project, Ser. A, Rev., FRDO, 3.40%, 03/01/01           2,540
                                                                        --------
                                                                          22,942
              Louisiana -- 1.2%
   6,550      Caddo Parish, Louisiana, Industrial Development
               Board Inc., Frymaster Corp. Project, Rev., FRDO,
               3.25%, 03/06/01                                             6,550
   3,200      Calcasieu Parish, Louisiana, Industrial Development
               Board Inc., Citgo Petrol, Rev., FRDO, 3.35%, 03/01/01       3,200
   2,685      Iberia Parish, Louisiana, Industrial Development Board
               Inc., Cuming Insulation Corp. Project, Rev., FRDO,
               3.60%, 03/01/01                                             2,685
   3,000      Lake Charles, Louisiana, Harbor & Term, District
               Dock & Wharf, Conoco Inc. Project, Rev., FRDO,
               3.30%, 03/06/01                                             3,000
   1,855      Louisiana Housing Finance Agency, Ser. A-52, Rev.,
               FRDO, 3.35%, 03/01/01                                       1,855
   4,000      Plaquemines, Louisiana, Port Harbor & Terminal
               District, Port Facilities, International Marine
               Terminal Project, Ser. B, Rev., FRDO, 4.20%, 03/15/01       4,000
                                                                        --------
                                                                          21,290
              Maine -- 0.2%
   3,310      Maine State, Turnpike Authority, FLOATS, Ser. PA-699,
               Rev., FRDO, 3.54%, 03/01/01                                 3,312

              Maryland -- 2.0%
   3,000      Anne Arundel County, Maryland, GO, 3.35%,
               03/02/01                                                    3,000
   8,605      Howard County, Maryland, Multi-Family Housing,
               Sherwood Crossing LTD, Rev., FRDO, 4.85%, 06/01/01          8,605
     500      Maryland Community Development Administration,
               Multi-Family Housing, Avalon Ridge Apartments
               Project, Rev., FRDO, 3.10%, 03/05/01                          500
  14,155      Maryland State, Stadium Authority, Sports Facilities
               Lease, Rev., FRDO, 3.25%, 03/07/01                         14,155
   9,970      Municipal Securities Trust Certificates, Ser. 1999-76,
               Class A, Rev., FRDO, 4.40%, 08/15/01                        9,970
                                                                        --------
                                                                          36,230
              Massachusetts -- 0.8%
   5,750      Massachusetts Bay, Transportation Authority,
               Municipal Securities Trust Receipts, Ser. SGA-123,
               Special Assessment, FRDO, 3.24%, 03/01/01                   5,750

                     See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Massachusetts -- Continued
$  3,300      Massachusetts State, Health & Educational Facilities
               Authority, Municipal Securities Trust Receipts,
               Ser. SGA-97, Rev., FRDO, 3.20%, 03/01/01                 $  3,301
   3,000      Massachusetts State, Ser. A, GO, BAN, 5.00%,
               09/06/01                                                    3,010
   2,100      Massachusetts State, Ser. A, GO, FRDO, 3.25%,
               03/01/01                                                    2,100
                                                                        --------
                                                                          14,161
              Michigan -- 2.9%
  10,300      Detroit, Michigan, Sewer Disposal, Rev., ^, 6.63%,
               07/01/01                                                   10,587
   6,100      Holt, Michigan, Public Schools, Ser. B, GO, FRDO,
               4.30%, 03/01/01                                             6,100
   1,500      Michigan Municipal Bond Authority, Ser. C-2, Rev.,
               5.00%, 08/23/01                                             1,505
  19,580      Michigan State, Building Authority, Rev., 4.40%,
               03/05/01                                                   19,580
   1,200      Michigan State, Hospital Finance Authority,
               Mt. Clemens Hospital, Rev., FRDO, 3.15%, 03/05/01           1,200
   6,000      Michigan State, Housing Development Authority,
               Ser. 1999-B2, Rev., FRDO, 3.30%, 03/02/01                   6,000
   1,145      Michigan State, Housing Development Authority,
               Ser. 2000-A, Rev., FRDO, 3.20%, 03/02/01                    1,145
   1,175      Michigan State, Strategic Fund LTD, Wayne Disposal,
               Oakland Project, Rev., FRDO, 3.36%, 03/07/01                1,175
   5,055      Michigan State, University, Ser. A, GO, Rev., FRDO,
               3.10%, 03/05/01                                             5,055
                                                                        --------
                                                                          52,347
              Minnesota -- 0.1%
   1,255      Minnesota State, Housing Finance Agency, Single
               Family Mortgage, Ser. E, Rev., FRDO, 4.35%,
               05/01/01                                                    1,255

              Mississippi -- 0.6%
   2,800      Mississippi Business Finance Corp., IDR, Choctaw
               Maid Farms, Inc. Project, Rev., FRDO, 3.60%,
               03/05/01                                                    2,800
   4,820      Mississippi Home Corp., Single Family, Class A
               Certificates, Ser. I, Rev., FRDO, 3.62%, 03/06/01           4,820
   3,170      Mississippi State, Gaming County, Highway
               Improvements, Ser. A, GO, 5.00%, 07/01/01                   3,178
                                                                        --------
                                                                          10,798
              Missouri -- 2.1%
   7,260      Independence, Missouri, IDA, Multi-Family Housing,
               FLOATS, Ser. PT-314, Rev., FRDO, 4.40%, 03/01/01            7,260
   3,400      Kansas City, Missouri, IDR, Livers Bronze Co. Project,
               Rev., FRDO, 3.70%, 03/01/01                                 3,400
     880      Macon, Missouri, IDA, Health Care Realty Macon,
               Rev., FRDO, 4.30%, 03/01/01                                   880
   1,600      Missouri Higher Education Loan Authority, Student
               Loan, Ser. B, Rev., FRDO, 3.30%, 03/05/01                   1,600
   3,375      Missouri State, Development Finance Board,
               Recreational Facilities, Greater St. Louis YMCA
               Project, Ser. B, Rev., FRDO, 3.55%, 03/06/01                3,375

                     See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Missouri -- Continued
$  8,320      Missouri State, Housing Development Commission,
               FLOATS, Ser. PT-223, Rev., FRDO, 3.59%, 03/01/01         $  8,322
   6,735      Missouri State, Housing Development Commission,
               FLOATS, Ser. PT-263, Rev., FRDO, 3.59%, 03/01/01            6,736
   3,965      Missouri State, Housing Development Commission,
               Ser. A-64, Rev., FRDO, 3.35%, 03/07/01                      3,970
     865      Osage Beach, Missouri, IDA, Health Care Realty
               Osage, Rev., FRDO, 4.30%, 03/01/01                            865
                                                                        --------
                                                                          36,408
              Montana -- 0.2%
   3,705      Montana State, Board of Housing, FLOATS,
               Ser. PT-356, Rev., FRDO, 3.59%, 03/02/01                    3,705

              Multiple States -- 1.5%
  27,500      Charter Mac, Floating Rate Certificates, Ser. NAT-1,
               FRDO, 3.72%, 03/06/01                                      27,501

              Nebraska -- 0.6%
   4,700      Nebraska, Municipal Securities Trust Receipts,
               Ser. 2000-108, Class A, GO, FRDO, 3.20%, 03/01/01           4,700
   5,000      Nebraska, Public Power District, Ser. A, Rev., 5.00%,
               01/01/02                                                    5,025
   1,500      Sidney, Nebraska, IDR, Pennington Seed Inc. Project,
               Rev., FRDO, 3.60%, 03/06/01                                 1,500
                                                                        --------
                                                                          11,225
              Nevada -- 3.3%
   3,300      Clark County, Nevada, Airport, Ser. B-2, Rev., FRDO,
               3.15%, 03/07/01                                             3,300
   1,745      Clark County, Nevada, School District, Building &
               Renovation, Ser. B, GO, @, 7.50%, 06/15/01                  1,760
  19,800      Eagle Tax Exempt Trust, Weekly Option Mode, Clark
               County, Ser. 98-2801, FRDO, #, 3.57%, 03/05/01             19,800
   3,390      Nevada Housing Division, Multi-Unit Housing,
               Horizon, Ser. A, Rev., FRDO, 3.60%, 03/02/01                3,390
   6,250      Nevada Housing Division, Multi-Unit Housing,
               Joshua Villas, Ser. E, Rev., FRDO, 3.60%, 03/02/01          6,250
   5,455      Nevada Housing Division, Multi-Unit Housing,
               Judith Villas, Ser. C, Rev., FRDO, 3.60%, 03/01/01          5,455
   6,750      Nevada Housing Division, Multi-Unit Housing, Ser. A,
               Rev., FRDO, 3.60%, 03/01/01                                 6,750
   3,195      Nevada Housing Division, Multi-Unit Housing, Ser. M,
               Rev., FRDO, 3.60%, 03/05/01                                 3,195
   4,400      Nevada State, Municipal Securities Trust Receipts,
               Ser. SGB-31, GO, FRDO, 3.57%, 03/07/01                      4,400
   4,350      Reno, Nevada, Hospital, St Mary's Regional Medical,
               Ser. B, Rev., FRDO, 3.30%, 03/01/01                         4,350
                                                                        --------
                                                                          58,650
              New Hampshire -- 0.4%
   4,060      New Hampshire State, Housing Finance Authority,
               Single Family Housing, FLOATS, Ser. PA-744, FRDO,
               3.67%, 03/06/01                                             4,060
   2,925      New Hampshire State, Housing Finance Authority,
               Single Family, FLOATS, Ser. PT-115, Rev., FRDO,
               3.64%, 03/06/01                                             2,925
                                                                        --------
                                                                           6,985

                     See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              New Jersey -- 1.5%
$  2,825      Hudson County, New Jersey, Ser. A-9, Regulation D,
               COP, FRDO, 3.10%, 03/07/01                               $  2,825
  10,405      New Jersey State, Sports & Exposition Authority,
               FLOATS, Ser. PA-649R, Rev., FRDO, 3.32%, 03/02/01          10,405
   1,500      New Jersey State, Sports & Exposition Authority, State
               Contract, Ser. C, Rev., FRDO, 3.20%, 03/05/01               1,500
   4,000      New Jersey State, TRAN, 3.45%, 04/05/01                      4,000
   7,495      New Jersey State, Transportation Corp., FLOATS, COP,
               Ser. PA-801, Rev., FRDO, 3.40%, 03/01/01                    7,495
                                                                        --------
                                                                          26,225
              New Mexico -- 0.9%
   1,085      Albuquerque, New Mexico, Ser. C, GO, 5.20%,
               07/01/01                                                    1,092
     300      Farmington, New Mexico, PCR, Arizona Public
               Services Co., Ser. A, Rev., FRDO, 3.10%, 03/01/01             300
   5,000      New Mexico State, Rev., TRAN, 5.00%, 06/29/01                5,011
   8,000      New Mexico State, TRAN, Ser. A, Rev., 5.00%,
               06/29/01                                                    8,022
                                                                        --------
                                                                          14,425
              New York -- 4.9%
   1,090      Eagle Tax-Exempt Trust, Weekly Option Mode,
               Ser. 96C-4901, Class A, FRDO, #, 3.59%, 03/07/01            1,090
   1,305      Fort Plain, New York, Central School District, GO,
               @, 4.75%, 06/15/01                                          1,306
   9,320      IBM Tax Exempt Grantor Trust, IBM Project, FLOATS,
               Weekly Receipt, FRDO, 3.72%, 03/07/01                       9,320
   3,000      Jamestown, New York, City School District, GO,
               4.90%, 06/15/01                                             3,003
   1,520      Monroe County, New York, Airport Authority,
               FLOATS, Ser. PA-585, Rev., FRDO, 3.40%, 03/01/01            1,520
  16,300      Nassau County, New York, Ser. B, GO, RAN, 6.00%,
               03/20/01                                                   16,313
   8,900      New York City, New York, Trust Cultural Resources,
               American Museum of National History, Ser. B, Rev.,
               FRDO, 4.50%, 07/01/01                                       8,900
  19,300      New York State, Dorm Authority, Columbia University,
               Ser. A, Rev., FRDO, 3.70%, 03/07/01                        19,300
   9,965      New York, Municipal Securities Trust Receipts, Ser.
               2000-98, Class A, Rev., FRDO, 3.24%, 03/07/01               9,965
  15,000      Onondaga County, New York, IDA, Solid Waste
               Disposal Facilities, Solvay Paperboard Project,
               Ser. A, FRDO, 4.25%, 12/06/01                              15,000
   1,020      Rome, New York, City School District, GO, 5.38%,
               06/15/01                                                    1,023
                                                                        --------
                                                                          86,740
              North Carolina -- 1.4%
   7,000      Durham, North Carolina, Housing Authority,
               Multi-Family Housing, FLOATS, Ser. PT-1258,
               Rev., FRDO, 3.82%, 03/02/01                                 7,000
   2,000      Gaston County, North Carolina, Industrial Facilities &
               Pollution Control Financing Authority, Industrial
               Development, Quality Metal Project, Rev., FRDO,
               3.65%, 03/06/01                                             2,000

                     See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
 Amount      Issuer                                                        Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
             North Carolina -- Continued
$   800      Guilford County, North Carolina, Industrial Facilities &
              Pollution Control Financing Authority, Neal
              Manufacturing, Rev., FRDO, 3.65%, 03/05/01               $     800
  5,350      Mecklenburg County, North Carolina, COP, FRDO,
              3.55%, 03/05/01                                              5,350
  3,300      Mecklenburg County, North Carolina, Public
              Improvement, Ser. C, GO, FRDO, 3.10%, 03/07/01               3,300
  3,000      North Carolina, Medical Care Commission, Catholic
              Health East, Ser. D, Rev., FRDO, 3.10%, 03/07/01             3,000
  3,000      North Carolina, Medical Care Commission, Lincoln
              Health Systems Project, Ser. A, Rev., FRDO, 3.55%,
              03/05/01                                                     3,000
                                                                       ---------
                                                                          24,450
             North Dakota -- 1.0%
  2,160      Burleigh County, North Dakota, Health Care, Medical
              Center One Inc., Rev, 5.00%, 05/01/01                        2,162
 16,000      North Dakota State, Housing Finance Agency,
              Housing Finance Program, Home Mortgage, Ser. D,
              Rev., @, 4.45%, 08/27/01                                    16,000
                                                                       ---------
                                                                          18,162
             Ohio -- 0.9%
  1,505      American Municipal Power-Ohio Inc., Omega JV2
              Project, Rev., 4.25%, 01/01/02                               1,518
  4,600      Columbus, Ohio, Ser. 1, GO, FRDO, 3.35%, 03/01/01             4,600
  4,900      Ohio Housing Finance Agency, Residential Mortgage,
              Ser. C, Rev., FRDO, 4.35%, 09/01/01                          4,900
  1,125      Ohio State, Air Quality Development Authority, PCR,
              Ohio Edison Project, Ser. C, Rev., FRDO, 3.20%,
              03/01/01                                                     1,125
  2,800      Ohio State, Water Development Authority, PCR, Ohio
              Edison Co. Project, Ser. B, Rev., FRDO, 3.20%,
              03/01/01                                                     2,800
  1,330      Ohio State, Water Development Authority, Pollution
              Control Facilities, Water Control Loan Fund, State
              Match, Rev., 5.50%, 06/01/01                                 1,333
                                                                       ---------
                                                                          16,276
             Oklahoma -- 1.3%
  6,000      Norman, Oklahoma, Regional Hospital Authority,
              Rev. ^, 6.90%, 09/01/01                                      6,153
 10,000      Oklahoma State, Water Resource Board, State Loan
              Program, Rev., FRDO, +, 4.30%, 09/04/01                     10,000
  6,500      Tulsa, Oklahoma, IDA, Justin Industries Project, Rev.,
              FRDO, 3.85%, 03/01/01                                        6,500
                                                                       ---------
                                                                          22,653
             Oregon -- 1.7%
  8,200      Oregon State, Housing & Community Services
              Department, Convent Retirement, Ser. A, Rev.,
              FRDO, 3.60%, 03/06/01                                        8,200
  5,240      Oregon State, Housing & Community Services
              Department, Single Family Mortgage Program,
              Ser. C, Rev., 4.25%, 09/27/01                                5,240

                     See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Oregon -- Continued
$  3,665      Oregon State, Housing & Community Services
               Department, Single Family Mortgages, Ser. J, Rev.,
               4.35%, 03/01/01                                          $  3,665
   5,000      Oregon State, Ser. A-18, Regulation D, FRDO, 3.35%,
               03/07/01                                                    5,000
   3,250      Oregon State, Veterans Welfare, Ser. 80-B, Rev.,
               4.35%, 10/01/01                                             3,250
   3,470      Port Portland, Oregon, Airport, Ser. 7-A, Rev., ^,
               6.75%, 07/01/01                                             3,528
     800      Port Portland, Oregon, PCR, Reynold Metals, Rev.,
               FRDO, 3.10%, 03/01/01                                         800
                                                                        --------
                                                                          29,683
              Pennsylvania -- 2.6%
   4,000      Allegheny County, Pennsylvania, Ser. C-51, GO,,
               4.25%, 05/01/01                                             4,000
   3,900      Butler County, Pennsylvania, Hospital Authority,
               North Hills Passavant Hospital, Ser. A, Rev., ^,
               7.00%, 06/01/01                                             3,999
     100      Delaware Valley, Pennsylvania, Regional Finance
               Authority, Local Government, Rev., FRDO, 3.10%,
               03/07/01                                                      100
   5,900      Eagle Tax Exempt Trust, Weekly Option Mode,
               Class A, FRDO, #, 3.57%, 03/01/01                           5,900
   2,000      Harrisburg, Pennsylvania, Water Authority, Municipal
               Securities Trust Receipts, Ser. SGA-80, Rev., FRDO,
               3.24%, 03/07/01                                             2,000
  11,500      Pennsylvania State, Higher Education Assistance
               Agency, Student Loan, Ser. E, Rev. FRDO, 3.25%,
               03/05/01                                                   11,500
   4,230      Philadelphia, Pennsylvania, Authority for Industrial
               Development, Airport, FLOATS, Ser. PT-417, Rev.,,
               4.55%, 06/14/01                                             4,230
   3,000      Philadelphia, Pennsylvania, Municipal Authority,
               Ser. N-14, Regulation D, Rev., FRDO, 3.20%, 03/07/01        3,000
   5,000      Philadelphia, Pennsylvania, Ser. A, Rev., TRAN, @,
               5.00%, 06/29/01                                             5,010
   3,795      Quakertown, Pennsylvania, General Authority,
               Pooled Financing Program, Ser. A, Rev., FRDO,
               3.20%, 03/01/01                                             3,795
   1,600      South Fork, Pennsylvania, Hospital Authority,
               Conemaugh Health Systems, Ser. A, Rev., FRDO,
               3.15%, 03/01/01                                             1,600
     500      Southeastern Pennsylvania, Transportation Authority,
               Special Ser. SG-28, 3.47%, 03/02/01                           500
                                                                        --------
                                                                          45,634
              Rhode Island -- 1.2%
   4,995      Rhode Island Refunding Bond Authority, State Public
               Projects, FLOATS, Ser. PT-419, Rev., 4.50%, 06/14/01        4,995
  15,650      Rhode Island, Convention Center Authority, Ser. A.
               Rev. ^, 6.70%, 05/15/01                                    16,040
                                                                        --------
                                                                          21,035

                     See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              South Carolina -- 3.6%
$  3,000      Cherokee County, South Carolina, Industrial
               Revenue, Oshkosh Truck Project, Rev., FRDO,
               3.35%, 03/07/01                                          $  3,000
   2,150      Florence County, South Carolina, Solid Waste
               Disposal & Wastewater Treatment, Roche Carolina
               Inc., Rev., FRDO, 3.35%, 03/01/01                           2,150
   3,500      Kershaw County, South Carolina, IDR, New South Inc.
               Project, Rev., FRDO, 3.60%, 03/07/01                        3,500
   5,210      South Carolina State, Housing, Finance &
               Development, Rental Housing, Oak Ridge/McGuire,
               FRDO, 3.50%, 03/07/01                                       5,210
   3,045      South Carolina State, Housing, Finance &
               Development, Rental Housing, Waverly Place
               project, Rev., FRDO, 3.50%, 03/01/01                        3,045
   2,000      South Carolina State, Public Service Authority,
               Municipal Trust Receipts, Ser. SG-32, Rev., FRDO, ^,
               3.54%, 03/01/01                                             2,006
  23,100      South Carolina Transportation Infrastructure Bank,
               Floating Rate Trust Receipts, Ser. L-10,
               Regulation D, Rev., FRDO, 3.30%, 03/07/01                  23,100
  11,000      South Carolina Transportation Infrastructure Bank,
               Municipal Trust Receipts, Ser. SGA-116, Rev., FRDO,
               3.20%, 03/01/01                                            11,000
   3,500      South Carolina, Jobs Economic Development
               Authority, Catholic Diocese, South Carolina
               Project, Rev., FRDO, 3.60%, 03/01/01                        3,500
   3,000      South Carolina, Jobs Economic Development
               Authority, Concept Packaging Group Project, Rev.,
               FRDO, 3.70%, 03/02/01                                       3,000
   4,750      South Carolina, Jobs Economic Development
               Authority, Walley Proteins Inc. Project, FRDO,
               3.65%, 03/01/01                                             4,750
                                                                        --------
                                                                          64,261
              South Dakota -- 1.5%
   4,710      South Dakota Economic Development Finance
               Authority, Hastings Filters Inc. Project, Rev., FRDO,
               3.55%, 03/05/01                                             4,710
  12,855      South Dakota Housing Development Authority,
               FLOATS, Ser. PT-73, Rev., FRDO, 4.42%, 03/02/01            12,855
   5,400      South Dakota, Housing Development Authority,
               Ser. D, Class A, FRDO, 3.62%, 03/07/01                      5,400
   4,500      South Dakota, Housing Development Authority,
               Ser. N-1, Regulation D, Rev., FRDO, 3.35%, 03/07/01         4,500
                                                                        --------
                                                                          27,465
              Tennessee -- 4.6%
     800      Clarksville, Tennessee, Public Building Authority,
               Pooled Financing, Tennessee Municipal Bond Fund,
               Rev., FRDO, 3.55%, 03/05/01                                   800
   3,000      Jackson, Tennessee, Industrial Development Board,
               Solid Waste Disposal, Steel Corp. Project, FRDO,
               3.65%, 03/07/01                                             3,000
   1,700      Knoxville, Tennessee, Utilities Board, Sub-Gas
               Systems, Rev., FRDO, 3.15%, 03/01/01                        1,700

                   See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Tennessee -- Continued
$  5,995      Metropolitan Government Nashville & Davidson
               Counties,Tennessee, FLOATS, Ser. PT-394, Rev.,
               FRDO, 4.45%, 03/07/01                                    $  5,995
   2,700      Metropolitan Government of Nashville & Davidson
               Counties, Tennessee, Industrial Development Board,
               Country Music Hall of Fame, Rev., FRDO, 3.40%,
               03/06/01                                                    2,700
   1,000      Metropolitan Government of Nashville & Davidson
               Counties, Tennessee, Water & Sewer, Rev., ^, 6.00%,
               01/01/02                                                    1,041
   5,980      Nashville & Davidson County, Tennessee,
               Metropolitan Government Water and Sewer,
               Ser. L-23, Regulation D, FRDO, 3.30%, 03/06/01              5,980
   1,500      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. II-A-1,
               Rev., FRDO, 3.45%, 03/06/01                                 1,500
   2,500      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. II-A-2,
               Rev., FRDO, 3.45%, 03/06/01                                 2,500
   4,000      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. II-D-2,
               Rev., FRDO, 3.45%, 03/01/01                                 4,000
   1,160      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. II-D-3,
               Rev., FRDO, 3.45%, 03/01/01                                 1,160
   6,800      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. III-C-5,
               Rev., FRDO, 3.45%, 03/06/01                                 6,800
   1,600      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. III-D-3,
               Rev., FRDO, 3.45%, 03/05/01                                 1,600
   5,000      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. III-E-2,
               Rev., FRDO, 3.45%, 03/05/01                                 5,000
   2,500      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. III-E-3,
               Rev., FRDO, 3.45%, 03/05/01                                 2,500
   5,500      Sevier County, Tennessee, Public Building Authority,
               Local Government Public Improvement, Ser. III-G-2,
               Rev., FRDO, 3.45%, 03/07/01                                 5,500
   5,465      Shelby County, Tennessee, Health, Educational &
               Housing Facilities Board, Educational Facilities,
               Rhodes College, Rev., FRDO, 3.40%, 03/05/01                 5,465
   7,295      Smyrna, Tennessee, Housing Association Inc.,
               Multi-Family Housing, Ser. Q, Class A, Rev., FRDO,
               3.57%, 03/01/01                                             7,296
     700      South Pittsburgh, Tennessee, Industrial Development
               Board, Lodge Manufacturing Co. Project, Rev.,
               FRDO, 3.60%, 03/07/01                                         700
   3,635      Tennessee Housing Development Agency, FLOATS,
               Ser. PA-726R, Rev., FRDO, 3.62%, 03/06/01                   3,635
  13,250      Tennessee, Housing Development Agency, FLOATS,
               Ser. PT-279, Rev., FRDO, 4.30%, 04/05/01                   13,250
                                                                        --------
                                                                          82,122

                   See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Texas -- 15.0%
$  5,000      Alamo, Texas, Independent School District,
               Pharr-San Juan, Municipal Securities Trust Receipts,
               Ser. SGA-101, GO, FRDO, 3.24%, 03/01/01                   $ 5,000
   2,000      Austin, Texas, Independent School District, GO,
               5.20%, 08/01/01                                             2,006
   1,000      Brazos River Authority, Texas, PCR, TXU Electric Co.,
               Ser. C, Rev., FRDO, 3.25%, 03/07/01                         1,000
   9,200      Carroll, Texas, Independent School District, GO, FRDO,
               3.50%, 03/01/01                                             9,200
   5,000      Dallas-Fort Worth, Texas, International Airport
               Facilities Improvement Corp., Flight Safety Project,
               Rev., FRDO, 3.60%, 03/02/01                                 5,000
   1,955      Dallas-Fort Worth, Texas, Regional Airport,
               Municipal Securities Trust Receipts, Ser. SGA-49,
               Rev., FRDO, 3.20%, 03/01/01                                 1,955
   3,910      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 99-4302, #, FRDO, 3.57%, 03/05/01                      3,910
   2,420      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 3C-7, Class A, FRDO, #, 3.57%, 03/05/01                2,420
   1,200      Grapevine, Texas, Industrial Development Corp.,
               Multiple Mode, American Airlines, Ser. A-4,
               Rev., FRDO, 3.10%, 03/01/01                                 1,200
   5,000      Greater East Texas, Higher Education, Ser. B, FRDO,
               3.45%, 02/01/02                                             5,000
  10,000      Greater Texas, Student Loan Corp., Student Loan,
               Ser. A, Rev., 3.45%, 02/01/02                              10,000
   3,000      Guadalupe Blanco River Authority, Texas, IDC, IDR,
               The BOC Group Inc. Project, Rev., FRDO, 3.50%,
               03/06/01                                                    3,000
   4,300      Gulf Coast Waste Disposal Authority, Amoco Oil Co.
               Project, Rev., FRDO, 3.30%, 03/01/01                        4,300
   5,000      Harlandale, Texas, Independent School District,
               Municipal Securities Trust Receipts, Ser. SGA-100,
               GO, FRDO, 3.24%, 03/02/01                                   5,000
   5,200      Harris County, Texas, GO, 3.30%, 06/07/01                    5,200
   7,500      Harris County, Texas, GO, 3.35%, 06/06/01                    7,500
   1,100      Harris County, Texas, IDC, Shell Oil Co. Project, FRDO,
               3.10%, 03/01/01                                             1,100
   7,600      Hays, Texas, Memorial Health Facilities Development
               Corp., Central Texas Medical Center Project, Ser. A,
               Rev., 3.60%, 03/05/01                                       7,600
   3,000      Houston, Texas, Independent School District, Ser. A,
               GO, 5.40%, 06/01/01                                         3,014
   3,900      Katy, Texas, Independent School District, Ser, A, GO,
               FRDO, 3.50%, 03/07/01                                       3,900
   6,010      Kerrville, Texas, Independent School District, FLOATS,
               Ser. PA-698, GO, FRDO, 3.54%, 03/01/01                      6,010
   1,300      Lone Star, Texas, Apartment Improvement Authority,
               Multiple Mode, Ser. B-1, Rev., FRDO, 3.20%,
               03/01/01                                                    1,300
   4,200      Longview, Texas, Industrial Corp., Collins Industries
               Inc. Project, Rev., FRDO, 3.70%, 03/01/01                   4,200

                     See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Texas -- Continued
$  5,290      Mission, Texas, Independent School District,
               Municipal Securities Trust Receipts, Ser. SGA-105,
               GO, FRDO, 3.24%, 03/02/01                               $   5,290
   5,000      North Central, Texas, Health Facilities Development
               Corp., Methodist Hospitals, 3.40%, 04/02/01                 5,000
   2,500      North Central, Texas, Health Facilities Development
               Corp., Methodist Hospitals, Dallas, Ser. B, Rev.,
               FRDO, 3.15%, 03/01/01                                       2,500
  25,000      North Central, Texas, Health Facilities Development
               Corp., Methodist Hospitals, Rev., FRDO, 4.20%,
               03/06/01                                                   25,001
   3,700      North Texas, Higher Education Authority, Student
               Loan, Ser. A, Rev., FRDO, 3.25%, 03/01/01                   3,700
   8,000      North Texas, Higher Education Authority, Student
               Loan, Ser. B, Rev., FRDO, 3.25%, 03/07/01                   8,000
   1,400      North Texas, Higher Education Authority, Student
               Loan, Ser. F, Rev., FRDO, 3.25%, 03/06/01                   1,400
   1,000      Port Corpus Christi Authority, Texas, Nueces County,
               Solid Waste Disposal, Koch Refining Co. Project,
               FRDO, 3.15%, 03/05/01                                       1,000
   4,700      Richardson, Texas, Independent School District,
               Ser. A, GO, FRDO, 3.50%, 03/01/01                           4,700
   7,190      San Angelo, Texas, Independent School District, GO,
               FRDO, 3.50%, 03/01/01                                       7,190
  19,920      San Antonio, Texas, Electric & Gas, Municipal
               Securities Trust Receipts, Ser. SGA-48, Rev., FRDO,
               3.24%, 03/02/01                                            19,920
   5,000      San Antonio, Texas, Water Revenue, Municipal
               Securities Trust Receipts, Ser. SGA-42, Rev., FRDO,
               3.24%, 03/05/01                                             5,000
   8,430      Tarrant County, Texas, Housing Finance Corp,
               Multi-Family Housing, Remington Project, Rev.,
               FRDO, 3.15%, 03/05/01                                       8,430
  10,470      Texas Board of Water Development, Municipal
               Securities Trust Receipts, Ser. SGA-104, Rev., FRDO,
               3.24%, 03/06/01                                            10,470
  11,000      Texas State, 3.35%, 05/09/01                                11,000
   1,100      Texas State, Department of Housing & Community
               Affairs, Multi-Family Housing, Timber Point
               Apartments, Ser. A-1, Rev., FRDO, 3.25%, 03/05/01           1,100
   5,565      Texas State, Department of Housing & Community
               Affairs, Residential Mortgage, FLOATS,
               Ser. PA-743R, Rev., FRDO, 3.64%, 03/01/01                   5,565
   4,910      Texas State, FLOATS, Ser. PT-1991, Rev., FRDO,
               3.59%, 03/07/01                                             4,910
  12,900      Texas State, Rev., TRAN, 5.25%, 08/31/01                    12,961
   3,000      Texas State, Turnpike Authority, Dallas North
               Thruway, Floating Rate Receipts, Ser. SG-70, Rev.,
               FRDO, 3.54%, 03/07/01                                       3,000
   4,300      Texas State, Veteran's Housing Assistance, Ser. A-1,
               GO, FRDO, 3.35%, 03/06/01                                   4,300

                     See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Texas -- Continued
$  5,000      Tyler, Texas, Waterworks & Sewer, Municipal
               Securities Trust Receipts, Ser. SGA-112, Rev.,
               FRDO, 3.20%, 03/01/01                                   $   5,000
  14,290      University of Texas, Municipal Securities Trust
               Receipts, Ser. SGA-78, Rev., FRDO, 3.24%, 03/06/01         14,290
                                                                       ---------
                                                                         268,542
              Utah -- 1.3%
   5,000      Intermountain Power Agency of Utah, Power Supply,
               Ser. 1985, Rev., 3.40%, 04/02/01                            5,000
   7,500      Utah State, Housing Finance Agency, Single Family
               Mortgage, Ser. D-1, Rev., FRDO, 3.30%, 03/05/01             7,500
   5,000      Utah State, Housing Finance Agency, Single Family
               Mortgage, Ser. E-1, Rev., FRDO, 3.30%, 03/06/01             5,000
   5,000      Utah State, Housing Finance Agency, Single Family
               Mortgage, Ser. F-2, Class I, Rev., FRDO, 3.30%,
               03/05/01                                                    5,000
                                                                       ---------
                                                                          22,500
              Virginia -- 1.3%
   2,000      Harrisonburg, Virginia, Redevelopment & Housing
               Authority, Multi-Family Housing, Misty Ridge
               Project, Ser. A, Rev., FRDO, 3.58%, 03/05/01                2,000
   6,170      King George County, Virginia, IDA, Exempt Facilities,
               Birchwood Power Partners, Ser. B, Rev., FRDO,
               3.35%, 03/01/01                                             6,170
   3,225      Petersburg, Virginia, Hospital Authority, Hospital
               Facilities, Southside Regional, Rev., FRDO, 3.25%,
               03/01/01                                                    3,225
  11,385      Virginia State, Public School Authority, FLOATS,
               Ser. PT-431, Rev. FRDO, 3.47%, 03/06/01                    11,385
                                                                       ---------
                                                                          22,780
              Washington -- 5.2%
  12,150      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. A, FRDO, 3.57%, 03/01/01                              12,150
  15,830      King County, Washington, FLOATS, Ser. PT-385, Rev.,
               FRDO, 3.33%, 03/02/01                                      15,830
     950      King County, Washington, Housing Authority,
               Auburn Court Apartments Project, Rev., FRDO,
               3.65%, 03/07/01                                               950
   2,290      King County, Washington, School District No. 414,
               Lake Washington, GO, 5.00%, 12/01/01                        2,300
   5,000      Port Anacortes, Washington, Industrial Revenue,
               Texaco Project, Rev., FRDO, 3.40%, 03/01/01                 5,000
   2,000      Port Townsend, Washington, Industrial Development,
               Port Townsend Paper Corp., Ser. A, Rev., FRDO,
               3.65%, 03/05/01                                             2,000
   1,050      Redmond, Washington, Public Corp., Industrial
               Revenue, Integrated Circuits Project, Rev., FRDO,
               3.50%, 03/01/01                                             1,050
   1,275      Seattle, Washington, Housing Authority, Low Income
               Housing Assistance, Bayview Manor Project, Ser. B,
               Rev., FRDO, 3.50%, 03/07/01                                 1,275

                     See notes to financial statements.

                                             JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Washington -- Continued
$  8,955      Seattle, Washington, Municipal Light & Power,
               Municipal Securities Trust Receipts, Ser. SGA-96,
               Rev., FRDO, 3.20%, 03/01/01                              $  8,956
   1,000      Seattle, Washington, Port Authority, Ser. B, Rev.,
               6.10%, 11/01/01                                             1,018
   8,200      Snohomish County, Washington, Public Utilities
               District No. 001, Municipal Securities Trust Receipts,
               Ser. SGA-124, Rev., FRDO, 3.20%, 03/01/01                   8,200
  14,500      Tacoma, Washington, Rev., 3.30%, 05/23/01                   14,500
   1,705      Washington State, Housing Finance Commission,
               Single Family Program, Ser. 2-A-S, Rev., 4.40%,
               04/01/01                                                    1,705
   2,900      Washington State, Housing Finance Commission,
               Spokane Community College Foundation, Ser. A,
               Rev., FRDO, 3.55%, 03/02/01                                 2,900
   4,000      Washington State, Public Power Supply System,
               Nuclear Project No. 1, Ser. A, Rev., ^, 6.88%,
               07/01/01                                                    4,107
   6,860      Washington State, Public Power Supply Systems,
               Nuclear Project No. 1, Ser. C, Rev., 7.63%, 07/01/01        6,942
   1,200      Washington State, Ser. R-96-B, GO, 5.50%, 07/01/01           1,209
   2,220      Washington State, Ser. R-98-B, GO, 4.00%, 07/01/01           2,225
                                                                        --------
                                                                          92,317
              West Virginia -- 0.4%
   2,000      West Virginia School Building Authority, Capital
               Improvement, Ser. A, Rev., ^, 6.75%, 07/01/01               2,061
   5,765      West Virginia State, Building Commission, FLOATS,
               Ser. PA-520, Rev., FRDO, 3.62%, 03/01/01                    5,765
                                                                        --------
                                                                           7,826
              Wisconsin -- 2.6%
   5,520      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 94-4904, FRDO, #, 3.59%, 03/05/01                      5,520
   1,150      Milwaukee County, Wisconsin, Ser. A, GO, 4.50%,
               10/01/01                                                    1,151
  14,455      Municipal Securities Trust Certificates, Ser. 1999-70,
               Class A, Rev., FRDO, 3.24%, 03/06/01                       14,455
   2,500      University of Wisconsin, Hospital & Clinics Authority,
               Rev., FRDO, 3.20%, 03/01/01                                 2,500
   3,250      Wisconsin Housing & Economic Development
               Authority, Home Ownership, Floating Rate Trust
               Receipts, Ser. 18, Rev., FRDO, 3.40%, 03/07/01              3,250
   7,220      Wisconsin Public Power Inc. System, Power Supply
               System, Municipal Securities Trust Receipts,
               Ser. SGA-2, Rev., FRDO, 3.24%, 03/05/01                     7,250
   5,000      Wisconsin State, Clean Water, Ser. 1, Rev., ^, 6.75%,
               06/01/01                                                    5,124
   7,200      Wisconsin State, Health & Education Facilities
               Authority, Ser. 1998-A, Rev., 3.70%, 03/07/01               7,200
                                                                        --------
                                                                          46,450

                     See notes to financial statements.

JPMorgan Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Money Market Instruments -- Continued
--------------------------------------------------------------------------------
              Wyoming -- 1.2%
$  2,000      Lincoln County, Wyoming, PCR, Exxon Project, Ser. B,
               Rev., FRDO, 3.10%, 03/01/01                            $    2,000
     400      Uinta County, Wyoming, PCR, Chevron U.S.A. Inc.
               Project, Rev., FRDO, 3.05%, 03/01/01                          400
  14,700      Wyoming Community Development Authority,
               Housing, FLOATS, Ser. PT-195, Rev., FRDO, 4.45%,
               03/05/01                                                   14,700
   3,600      Wyoming Community Development Authority,
               Housing, Ser. 2, Rev., 3.75%, 06/01/01                      3,600
                                                                      ----------
                                                                          20,700
              ------------------------------------------------------------------
              Total Municipal Securities                               1,775,477
              (Cost $1,775,477)
--------------------------------------------------------------------------------
              Total Investments -- 100.0%                             $1,776,577
              (Cost $1,776,577)*
--------------------------------------------------------------------------------

                     See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan   New York Tax Free Money Market Fund
Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
 Shares      Issuer                                                        Value
--------------------------------------------------------------------------------
      Municipal Securities -- 99.9%
--------------------------------------------------------------------------------
             California -- 0.1%
$   300      Coronado, California, Community Development
              Agency, Coronado Community Development
              Project, Tax Allocation, ^, 6.30%, 09/01/01               $    309
  1,000      Oxnard, California, Industrial Development
              Financing Authority, IDR, Accurate Engineering
              Project, Rev., FRDO, 2.40%, 03/07/01                         1,000
                                                                        --------
                                                                           1,309
             Maryland -- 0.2%
  4,100      Maryland State, Stadium Authority, Sports Facilities
              Lease, Rev., FRDO, 3.25%, 03/07/01                           4,100

             New York -- 99.6%
 12,000      ABN AMRO Munitops, Certificates Trust, New York,
              Ser. 1999-13, FRDO, #, 3.13%, 03/07/01                      12,000
 11,530      Albany, New York, GO, BAN, 5.00%, 08/03/01                   11,546
    570      Albany, New York, IDA, IDR, Newkirk Productions
              Inc. Project, Ser. A, Rev., FRDO, 3.40%, 03/01/01              570
  6,182      Allegany-Limestone, New York, Central School
              District, GO, BAN, 3.50%, 02/06/02                           6,192
  2,500      Arcade, New York, GO, BAN, 5.00%, 09/13/01                    2,506
  1,125      Attica, New York, Central School District, GO, BAN,
              4.30%, 06/15/01                                              1,128
  8,000      Attica, New York, Central School District, GO, BAN,
              @, 5.00%, 04/18/01                                           8,005
  8,915      Attica, New York, Central School District, GO, BAN,
              5.00%, 06/15/01                                              8,923
  1,450      Babylon, New York, IDA, IDR, Edwin Berger/Lambro
              Industries, Rev., FRDO, 3.10%, 03/07/01                      1,450
  8,800      Babylon, New York, IDA, Resource Recovery, OFS
              Equity Babylon Project, Rev., FRDO, 3.10%, 03/01/01          8,800
  1,850      Bath, New York, Central School District, GO, 5.00%,
              06/15/01                                                     1,853
  3,000      Beekmantown, New York, Central School District,
              GO, BAN, 5.00%, 06/29/01                                     3,004
  2,000      Bethpage, New York, Union Free School District,
              GO, BAN, 3.75%, 09/13/01                                     2,003
  6,000      Board of Cooperative Educational Services,
              New York, Sole Supervisory District, GO, RAN,
              5.00%, 06/27/01                                              6,007
  9,620      Board of Cooperative Educational Services,
              New York, Sole Supervisory District, GO, RAN,
              @, 5.00%, 06/29/01                                           9,628
  4,000      Board of Cooperative Educational Services,
              New York, Sole Supervisory District, GO, RAN,
              @, 5.25%, 06/22/01                                           4,005
  9,950      Board of Cooperative Educational Services,
              New York, Sole Supervisory District, Rev.,
              RAN, 4.50%, 12/28/01                                         9,978
  7,500      Board of Cooperative Educational Services,
              New York, Sole Supervisory District, Ser. A, GO,
              RAN, 5.00%, 06/22/01                                         7,507
  3,300      Brentwood, New York, Union Free School District,
              GO, TAN, 5.00%, 06/29/01                                     3,307

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$    795      Brockport, New York, Central School District, GO,
               5.40%, 06/15/01                                         $     797
   2,771      Brookhaven, New York, IDA, IDR, Waverly
               Association LLC, Rev., FRDO, 3.60%, 03/01/01                2,771
   1,000      Broome County, New York, GO, BAN, 4.75%, 04/03/01            1,001
     700      Broome County, New York, IDA, IDR, Binghamton
               Realty Project, Rev., FRDO, 3.00%, 03/07/01                   700
   3,075      Camden, New York, Central School District, GO,
               RAN, 5.00%, 06/29/01                                        3,079
   3,544      Carthage, New York, Central School District, GO,
               RAN,5.00%, 06/22/01                                         3,547
   2,670      Chautauqua County, New York, GO, BAN, ^, 4.50%,
               03/06/01                                                    2,670
   9,400      Chautauqua Lake, New York, Central School District,
               GO, BAN, @, 4.50%, 03/15/01                                 9,401
   9,000      Chemung County, New York, GO, RAN, 4.75%,
               05/15/01                                                    9,007
   1,525      Chittenango, New York, Central School District,
               GO, RAN, @, 5.00%, 06/29/01                                 1,527
   5,000      Cortland, New York, City School District, GO, RAN,
               5.00%, 06/29/01                                             5,007
   2,900      Dutchess County, New York, IDA, Civic Facility, Marist
               College, Ser. A, Rev., FRDO, 3.40%, 03/01/01                2,900
   2,450      Dutchess County, New York, IDA, IDR, Laerdal
               Medical Corp. Project, Rev., FRDO, 3.25%, 03/07/01          2,450
   5,990      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 3C-7, Class A, FRDO, #, 3.49%, 03/01/01                5,990
  10,000      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 94-3203, Class A, FRDO, #, 3.49%, 03/01/01            10,000
   8,805      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 94-3205, Class A, FRDO, #, 3.49%, 03/01/01             8,805
   9,910      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 94-3208, Class A, FRDO, #, 3.49%, 03/01/01             9,910
  20,880      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 95-3202, Class A, FRDO, #, 3.49%, 03/01/01            20,880
  18,900      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 95-3203, Class A, FRDO, #, 3.49%, 03/01/01            18,900
  12,155      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 96-3207, Class A, FRDO, #, 3.49%, 03/01/01            12,155
  11,000      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 96C-3203, Class A, FRDO, #, 3.49%, 03/01/01           11,000
  14,850      Eagle Tax Exempt Trust, Weekly Option Mode,
               Ser. 96C-3208, Class A, FRDO, #, 3.49%, 03/01/01           14,850
   4,000      East Greenbush, New York, Ser. D, GO, BAN, 4.63%,
               09/26/01                                                    4,004
   8,200      Eastern Suffolk, New York, Board of Cooperative
               Educational Services District, GO, RAN, @, 5.00%,
               06/28/01                                                    8,209
     650      Elba, New York, Central School District, GO, 5.50%,
               06/15/01                                                      651
   4,000      Elmira City, New York, School District, Ser. A, GO,
               BAN, 5.00%, 06/27/01                                        4,007
   2,700      Erie County, New York, Water Authority, Ser. A,
               Rev., FRDO, 2.80%, 03/07/01                                 2,700

                       See notes to financial statements.

                                    JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  1,400      Erie County, New York, Water Authority, Ser. B,
               Rev., FRDO, 2.80%, 03/07/01                             $   1,400
   6,956      Gananda, New York, Central School District, GO,
               BAN, 4.75%, 12/20/01                                        6,971
     530      Glens Falls, New York, IDA, IDR, Broad Street
               Center Project, Rev., FRDO, 2.95%, 03/07/01                   530
   1,955      Glenville, New York, GO, BAN, 5.00%, 07/13/01                1,958
   9,700      Gorham-Middlesex, New York, Central School
               District, GO, BAN, 3.25%, 01/25/02                          9,727
     713      Goshen, New York, Central School District, GO, +,
               4.00%, 06/15/01                                               714
   4,010      Great Neck North, New York, Water Authority,
               Water System, Ser. A, Rev., FRDO, 2.90%, 03/07/01           4,010
   1,100      Guilderland, New York, IDA, IDR, Northeastern
               Industrial Park, Ser. A, Rev., FRDO, 3.00%, 03/07/01        1,100
   2,000      Hempstead, New York, Union Free School District,
               GO, RAN, 4.75%, 06/15/01                                    2,002
   2,000      Hempstead, New York, Union Free School District,
               GO, TAN, @, 5.25%, 06/28/01                                 2,004
   6,435      Highland Falls-FT Montgomery, New York, Central
               School District, GO, BAN, 4.75%, 07/16/01                   6,441
   3,550      Hilton, New York, Central School District, GO, RAN,
               5.00%, 04/26/01                                             3,552
   4,748      Honeoye, New York, Central School District, GO,
               BAN, 4.50%, 12/28/01                                        4,760
   1,890      Ilion, New York, Central School District, GO, BAN,
               5.00%, 03/29/01                                             1,891
   3,256      Ilion, New York, Central School District, GO, RAN,
               5.00%, 06/29/01                                             3,261
   2,000      Islip, New York, IDA, Brentwood Distribution Co.
               Facility, Rev., FRDO, 3.50%, 03/01/01                       2,000
   8,000      Lakeland, New York, Central School District,
               Shrub Oak, Ser. A, GO, BAN, 4.75%, 11/21/01                 8,021
   5,060      Lisbon, New York, Central School District, GO, BAN,
               4.75%, 04/27/01                                             5,062
  10,000      Livonia, New York, Central School District, GO, BAN,
               5.00%, 06/19/01                                            10,018
   8,780      Long Island Power Authority, New York, Electric
               Systems, Floating Rate Receipts, Ser. SG-125, Rev.,
               FRDO, 3.40%, 03/01/01                                       8,780
  40,000      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 2, Rev., FRDO, 2.95%, 03/07/01          40,001
  12,500      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 3, Rev., FRDO, 3.38%, 04/09/01          12,500
   8,300      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 3, Rev., FRDO, 3.40%, 04/02/01           8,300
  13,900      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 3, Rev., FRDO, 3.60%, 03/07/01          13,900
  16,000      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 3, Rev., FRDO, 4.15%, 04/09/01          16,000
   8,900      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 7, Sub. Ser. 7-B, Rev., FRDO,
               2.95%, 03/07/01                                             8,900

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$ 11,000      Long Island Power Authority, New York, Electric
               Systems, Sub. Ser. 7-B, Rev., FRDO, 3.30%, 03/08/01    $   11,000
   8,110      Longwood Central School District, Suffolk County,
               New York, GO, TAN, @, 5.00%, 06/29/01                       8,119
   4,418      Mayfield, New York, Central School District, GO,
               BAN, 4.75%, 06/28/01                                        4,422
   3,985      Metropolitan Transportation Authority, New York,
               Commuter Facilities, Municipal Securities Trust
               Receipts, Ser. SGA-82, Rev., FRDO, 3.12%, 03/07/01          3,985
   6,815      Metropolitan Transportation Authority, New York,
               Dedicated Tax Fund, FLOATS, Ser. PA-683, Rev.,
               FRDO, 3.37%, 03/01/01                                       6,815
   9,425      Metropolitan Transportation Authority, New York,
               Dedicated Tax Fund, Municipal Securities Trust
               Receipts, Ser. SGA-81, Rev., FRDO, 3.12%, 03/07/01          9,425
  18,500      Metropolitan Transportation Authority, New York,
               Transportation Facilities, Rev., 3.30%, 05/29/01           18,500
  27,400      Metropolitan Transportation Authority, New York,
               Transportation Facilities, Special Obligation,
               Ser. CP-1, Rev., BAN, 2.75%, 04/05/01                      27,400
   4,400      Mexico, New York, Central School District, GO, RAN,
               5.00%, 06/21/01                                             4,404
   6,000      Mineola, New York, Union Free School District, GO,
               TAN, 4.75%, 06/29/01                                        6,027
  10,000      Monroe County, New York, IDA, Civic Facilities,
               St. Anns Home For Aged Project, Rev., FRDO,
               3.00%, 03/07/01                                            10,000
   1,500      Monroe County, New York, IDA, Public
               Improvements, Canal Ponds Park, Ser. D, Rev.,
               FRDO, 2.95%, 03/07/01                                       1,500
   4,000      Mount Vernon, New York, City School District,
               GO, TAN, 5.00%, 08/30/01                                    4,010
  10,335      Municipal Securities Trust Certificates, Ser. 2000-109,
               Class A, Rev., FRDO, 3.20%, 03/01/01                       10,335
   6,485      Municipal Securities Trust Certificates, Ser. 2000-89,
               Class A, Rev., FRDO, 3.20%, 03/01/01                        6,485
  17,500      Nassau County, New York, Interim Finance Authority,
               Municipal Securities Trust Receipts, Ser. SGA-108,
               FRDO, 3.20%, 03/07/01                                      17,500
   3,755      New York City, New York, FLOATS, Ser. PA-148, FRDO,
               3.52%, 03/01/01                                             3,755
  36,000      New York City, New York, FLOATS, Ser. PT-1038, GO,
               FRDO, 3.40%, 03/01/01                                      36,000
   9,245      New York City, New York, FLOATS, Ser. PT-405, GO,
               FRDO, 3.40%, 03/01/01                                       9,245
   4,730      New York City, New York, Health & Hospital Corp.,
               Health Systems, Ser. B, Rev., FRDO, 2.95%, 03/07/01         4,730
   6,160      New York City, New York, Health & Hospital Corp.,
               Health Systems, Ser. E, Rev., FRDO                          6,160
  17,255      New York City, New York, Health & Hospital Corp.,
               Health Systems, Ser. F, Rev., FRDO, 2.95%, 03/07/01        17,255
   6,100      New York City, New York, Housing Development
               Corp., Multi-Family Housing, 55 Pierrepont
               Development, Ser. A, Rev., FRDO, 2.95%, 03/07/01            6,100

                       See notes to financial statements.

                                    JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount     Issuer                                                        Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
             New York -- Continued
$16,370      New York City, New York, Housing Development
              Corp., Multi-Family Housing, Columbus
              Apartments, Ser. A, Rev., FRDO, 2.95%, 03/07/01           $ 16,370
  8,300      New York City, New York, Housing Development
              Corp., Multi-Family Housing, James Tower
              Development, Ser. A, Rev., FRDO, 2.85%, 03/07/01             8,300
  6,700      New York City, New York, Housing Development
              Corp., Multi-Family Housing, Marmion Avenue
              Project, Ser. A, Rev., FRDO, 3.00%, 03/07/01                 6,700
  9,000      New York City, New York, Housing Development
              Corp., Multi-Family Housing, Ogden Avenue
              Project, Ser. A, Rev., FRDO, 3.00%, 03/07/01                 9,000
  1,300      New York City, New York, Housing Development
              Corp., Multi-Family Housing, Sullivan Street
              Project, Ser. A, Rev., FRDO, 3.00%, 03/07/01                 1,300
  3,400      New York City, New York, Housing Development
              Corp., Multi-Family Rental Housing,
              100 Jane Street Development, Ser. A, Rev.,
              FRDO, 3.00%, 03/07/01                                        3,400
 19,100      New York City, New York, Housing Development
              Corp., Multi-Family Rental Housing, Brittany
              Development, Ser. A, Rev., FRDO, 3.00%, 03/07/01            19,100
 13,700      New York City, New York, Housing Development
              Corp., Multi-Family Rental Housing, Carnegie Park,
              Ser. A, Rev., FRDO, 2.95%, 03/07/01                         13,700
 27,000      New York City, New York, Housing Development
              Corp., Multi-Family Rental Housing, Monterey,
              Ser. A, Rev., FRDO, 2.95%, 03/07/01                         27,000
  5,600      New York City, New York, Housing Development
              Corp., Multi-Family Rental Housing, Tribeca Tower,
              Ser. A, Rev., FRDO, 3.00%, 03/07/01                          5,600
  2,250      New York City, New York, IDA, Civic Facilities,
              Columbia Grammar & Prep School, Rev., FRDO,
              3.35%, 03/01/01                                              2,250
  7,500      New York City, New York, IDA, Civic Facilities,
              Municipal Securities Trust Receipts, Ser. SGA-110,
              Rev., FRDO, 3.12%, 03/07/01                                  7,500
  3,000      New York City, New York, IDA, Civic Facility,
              Calhoun School Inc. Project, Rev., FRDO, 3.40%,
              03/01/01                                                     3,000
  3,400      New York City, New York, IDA, IDR, DXB
              Videotape Inc. Project, Rev., FRDO, 3.15%,
              03/07/01                                                     3,400
    450      New York City, New York, IDA, IDR, Rev., FRDO,
              3.05%, 03/07/01                                                450
 12,000      New York City, New York, IDA, Solid Waste
              Facilities, U.S.A. Waste Services, New York City
              Project, Rev., FRDO, 3.40%, 03/01/01                        12,000
  5,900      New York City, New York, IDA, Special Facilities,
              Korean Airlines Co., Ser. C, Rev., FRDO, 3.00%,
              03/07/01                                                     5,900
  1,300      New York City, New York, Municipal Securities
              Trust Receipts, Ser. SG-109, GO, FRDO, 3.40%,
              03/01/01                                                     1,300

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount     Issuer                                                        Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
             New York -- Continued
$   800      New York City, New York, Municipal Securities
              Trust Receipts, Ser. SGB-33, GO, FRDO, 3.49%,
              03/01/01                                                  $    800
 12,865      New York City, New York, Municipal Securities
              Trust Receipts, Ser. SGB-36, GO, FRDO, 3.40%,
              03/01/01                                                    12,865
  1,500      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, FLOATS,
              Ser. PA-454, Rev., FRDO, 3.37%, 03/01/01                     1,500
  3,000      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, FLOATS,
              Ser. PT-1032, Rev., FRDO, 4.60%, 03/01/01                    3,000
  9,685      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Municipal
              Securities Trust Receipts, Ser. SGA-12, Rev., FRDO,
              3.12%, 03/07/01                                              9,685
  7,255      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Municipal
              Securities Trust Receipts, Ser. SGA-13, Rev., FRDO,
              3.12%, 03/07/01                                              7,255
  2,390      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Municipal
              Securities Trust Receipts, Ser. SGB-25, Rev., FRDO,
              3.49%, 03/01/01                                              2,390
 18,200      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Municipal
              Securities Trust Receipts, Ser. SGB-26, Rev., FRDO,
              3.49%, 03/01/01                                             18,200
  3,700      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Municipal
              Securities Trust Receipts, Ser. SGB-27, Rev., FRDO,
              3.49%, 03/01/01                                              3,700
  4,000      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Rev., 2.25%,
              03/07/01                                                     4,000
 15,960      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Ser. 11, Rev.,
              FRDO, 3.10%, 03/07/01                                       15,960
  2,270      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Ser. A, Rev., ^,
              7.00%, 06/15/01                                              2,308
 24,600      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Ser. A, Rev.,
              FRDO, 2.95%, 03/01/01                                       24,600
  7,700      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Ser. C, Rev.,
              FRDO, 2.95%, 03/01/01                                        7,700
 12,400      New York City, New York, Municipal Water Finance
              Authority, Water & Sewer Systems, Ser. G, Rev.,
              FRDO, 3.00%, 03/01/01                                       12,400
  5,000      New York City, New York, Ser. A, GO, RAN, 5.00%,
              04/12/01                                                     5,004

                       See notes to financial statements.

                                    JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  6,700      New York City, New York, Ser. B, Sub. Ser B-2,
               GO, FRDO, 2.95%, 03/01/01                               $   6,700
   6,100      New York City, New York, Ser. B, Sub. Ser. B-4,
               GO, FRDO, 2.95%, 03/01/01                                   6,100
   5,300      New York City, New York, Ser. B, Sub. Ser. B-6,
               GO, FRDO, 3.05%, 03/01/01                                   5,300
   5,285      New York City, New York, Ser. B, Sub. Ser. B-8,
               GO, FRDO, 2.95%, 03/07/01                                   5,285
   1,600      New York City, New York, Ser. B-2, Sub. Ser. B-5,
               GO, FRDO, 3.05%, 03/01/01                                   1,600
   2,095      New York City, New York, Ser. F-4, GO, FRDO,
               2.95%,03/07/01                                              2,095
  12,100      New York City, New York, Ser. F-5, GO, FRDO,
               2.95%,03/07/01                                             12,100
   7,300      New York City, New York, Sub. Ser. A-5, GO,
               FRDO, 2.95%, 03/01/01                                       7,300
   3,300      New York City, New York, Sub. Ser. E-4, GO,
               FRDO, 3.00%, 03/01/01                                       3,300
   4,900      New York City, New York, Transit Authority,
               Metropolitan Transportation Authority,
               Triborough, Floating Rate Trust Receipts,
               Ser. PMD-10, COP, FRDO, 3.47%, 03/01/01                     4,900
   1,600      New York City, New York, Transitional Finance
               Authority, Floating Rate Trust Receipts, Ser. 95,
               Rev., FRDO, 3.47%, 03/01/01                                 1,600
   6,000      New York City, New York, Transitional Finance
               Authority, Floating Rate Trusts Receipts,
               Ser. L-3, Regulation D, Rev., FRDO, 3.30%, 03/06/01         6,000
  29,900      New York City, New York, Transitional Finance
               Authority, Floating Rate Trusts Receipts, Ser. N-4,
               Regulation D, Rev., FRDO, 3.30%, 03/06/01                  29,900
   9,610      New York City, New York, Transitional Finance
               Authority, Future Tax Secured, Ser. A, Rev.,
               FRDO, 2.90%, 03/07/0                                        9,610
   1,940      New York City, New York, Transitional Finance
               Authority, Future Tax Secured, Ser. A-1, Rev.,
               FRDO, 2.90%, 03/07/01                                       1,940
  44,300      New York City, New York, Transitional Finance
               Authority, Future Tax Secured, Ser. A-2, Rev.,
               FRDO, 2.95%, 03/07/01                                      44,300
   3,000      New York City, New York, Transitional Finance
               Authority, Future Tax Secured, Ser. C, Rev.,
               FRDO, 3.05%, 03/01/01                                       3,000
   2,250      New York City, New York, Transitional Finance
               Authority, Future Tax Secured, Sub. Ser. B-2,
               Rev., FRDO, 3.05%, 03/01/01                                 2,250
   2,710      New York City, New York, Transitional Finance
               Authority, Future Tax Secured, Sub. Ser. B-3,
               Rev., FRDO, 2.90%, 03/07/01                                 2,710
   7,400      New York City, New York, Trust Cultural
               Resources, American Museum of Natural
               History, Ser. B, Rev., FRDO, 2.80%, 03/07/01                7,400
   2,672      New York City, New York, Trust Cultural Resources,
               Carnegie Hall, Rev., FRDO, 3.00%, 03/07/01                  2,672

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
 Amount       Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  1,600      New York City, New York, Trust Cultural Resources,
               Ser. 162, Rev., FRDO, 3.47%, 03/01/01                   $   1,600
   8,865      New York State, Commissioner of General Services
               Executive Department, +, COP, 4.00%, 03/01/02               8,920
   3,400      New York State, Dorm Authority, Beaverwyck Inc.,
               Rev., FRDO, 2.90%, 03/07/01                                 3,400
  12,400      New York State, Dorm Authority, Columbia
               University, Ser. A, Rev., FRDO, 3.70%, 03/01/01            12,400
   9,645      New York State, Dorm Authority, FLOATS,
               Ser. PA-409, Rev., FRDO, 3.37%, 03/01/01                    9,645
  13,870      New York State, Dorm Authority, FLOATS,
               Ser. PA-419, Rev., FRDO, 3.37%, 03/01/01                   13,870
   3,545      New York State, Dorm Authority, FLOATS,
               Ser. PA-449, Rev., FRDO, 3.37%, 03/01/01                    3,545
   9,340      New York State, Dorm Authority, FLOATS,
               Ser. PA-541, Rev., FRDO, 3.37%, 03/01/01                    9,340
   3,000      New York State, Dorm Authority, FLOATS,
               Ser. PA-640, Rev., FRDO, 3.37%, 03/01/01                    3,000
     990      New York State, Dorm Authority, FLOATS,
               Ser. PT-130, Rev., FRDO, 3.37%, 03/01/01                      990
   2,900      New York State, Dorm Authority, FLOATS,
               Ser. PT-1067, Rev., FRDO, 3.37%, 03/01/01                   2,900
   5,770      New York State, Dorm Authority, New York
               Public Library, Ser. A, Rev., FRDO, 2.95%, 03/07/01         5,770
   3,100      New York State, Dorm Authority, New York
               Public Library, Ser. B, Rev., FRDO, 2.95%, 03/07/01         3,100
   8,345      New York State, Energy Research & Development
               Authority, Facilities, FLOATS, Ser. PA-411,
               Rev., FRDO, 3.37%, 03/01/01                                 8,345
   5,000      New York State, Energy Research & Development
               Authority, PCR, Annual Tender, New York
               State Electric & Gas, Rev., FRDO, 4.20%, 03/15/01           5,000
   6,600      New York State, Energy Research & Development
               Authority, PCR, New York Electric & Gas,
               Ser. D. Rev., FRDO, 3.05%, 03/01/01                         6,600
   7,760      New York State, Energy Research & Development
               Authority, PCR, Niagara Mohawk Power Corp.
               Project, Ser. A, Rev., FRDO, 2.95%, 03/01/01                7,760
  22,900      New York State, Energy Research & Development
               Authority, PCR, Niagara Mohawk Power Corp.
               Project, Ser. A, Rev., FRDO, 3.25%, 03/01/01               22,900
   6,800      New York State, Energy Research & Development
               Authority, PCR, Niagara Mohawk Power Corp.
               Project, Ser. C, Rev., FRDO, 3.00%, 03/01/01                6,800
  18,600      New York State, Energy Research & Development
               Authority, PCR, Orange & Rockland Utilities
               Project, Ser. A, Rev., FRDO, 2.80%, 03/07/01               18,600
   3,500      New York State, Energy Research & Development
               Authority, PCR, Rochester Gas & Electric Corp.,
               Ser. B, Rev., FRDO, 2.90%, 03/07/01                         3,500
   1,300      New York State, Energy Research & Development
               Authority, PCR, Rochester Gas & Electric Corp.,
               Ser. C, Rev., FRDO, 2.80%, 03/07/01                         1,300

                       See notes to financial statements.

                                    JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  1,200      New York State, Environmental Facilities Corp.,
               OFS Equity Huntington Project, Rev., FRDO,
               3.05%, 03/01/01                                         $   1,200
   3,675      New York State, Environmental Facilities Corp.,
               PCR, State Water Revolving Fund, Ser. E, Rev., ^,
               6.88%, 06/15/01                                             3,773
  37,050      New York State, Housing Finance Agency,
               101 West End Ave. Housing, Ser. A, Rev., FRDO,
               3.00%, 03/07/0                                             37,050
  26,000      New York State, Housing Finance Agency,
               150 East 44th Street Housing, Ser. A, Rev.,
               FRDO, 3.00%, 03/07/01                                      26,000
   5,100      New York State, Housing Finance Agency,
               345 East 94th Street Housing, Ser. A, Rev.,
               FRDO, 2.90%, 03/07/01                                       5,100
   1,850      New York State, Housing Finance Agency,
               363 West 30th Street Housing, Ser. A, Rev.,
               FRDO, 3.00%, 03/07/01                                       1,850
   2,495      New York State, Housing Finance Agency, FLOATS,
               Ser. PA-143, Rev., FRDO, 3.49%, 03/01/01                    2,495
   8,820      New York State, Housing Finance Agency, FLOATS,
               Ser. PA-423, Rev., FRDO, 3.51%, 03/01/01                    8,820
   1,000      New York State, Housing Finance Agency,
               Multi-Family Housing, Liberty View, Ser. A,
               Rev., FRDO, 2.95%, 03/07/01                                 1,000
   1,600      New York State, Housing Finance Agency,
               Multi-Family Housing, Ser. A, Rev., FRDO,
               3.00%, 03/07/01                                             1,600
   3,300      New York State, Housing Finance Agency,
               Multi-Family Housing, Ser. A, Rev., FRDO,
               3.20%, 03/07/01                                             3,300
  19,000      New York State, Housing Finance Agency,
               Normandie Court I Project, Rev., FRDO,
               2.85%, 03/07/01                                            19,000
   5,100      New York State, Housing Finance Agency,
               Residential, Ser. A, Rev., FRDO, 3.20%, 03/07/01            5,100
  28,500      New York State, Housing Finance Agency, Saxony
               Housing, Rev., FRDO, 3.00%, 03/07/01                       28,500
  23,000      New York State, Housing Finance Agency,
               Ser. A, Rev., FRDO, 3.00%, 03/07/01                        23,000
   2,000      New York State, Housing Finance Agency, Service
               Contract Obligation, Ser. A, Rev., FRDO,
               2.90%, 03/07/01                                             2,000
  10,000      New York State, Housing Finance Agency,
               Theatre Row Tower, Ser. A, Rev., FRDO,
               3.00%, 03/07/01                                            10,000
  21,900      New York State, Housing Finance Agency,
               Tribeca, Ser. A, Rev., FRDO, 3.00%, 03/07/01               21,900
   5,000      New York State, Housing Finance Agency,
               Worth Street, Housing, Ser. A, Rev., FRDO,
               3.20%, 03/07/01                                             5,000
   6,620      New York State, Job Development Authority,
               Ser. A-1 through A-42, Rev., FRDO,
               3.10%, 03/01/01                                             6,620

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  8,330      New York State, Job Development Authority,
               Ser. B-1 through B-21, Rev., FRDO, 3.10%,
               03/01/01                                               $    8,330
   5,800      New York State, Local Government Assistance
               Corp., Floating Rate Receipts, Ser. SG-99,
               Rev., FRDO, 3.37%, 03/01/01                                 5,800
  14,925      New York State, Local Government Assistance
               Corp., FLOATS, Ser. PT-410, Rev., FRDO, 3.37%,
               03/01/01                                                   14,925
  20,000      New York State, Local Government Assistance
               Corp., FLOATS, Ser. PT-1040, Rev., FRDO,
               3.37%, 03/01/01                                            20,000
   5,900      New York State, Local Government Assistance
               Corp., Municipal Securities Trust Receipts,
               Ser. SGA-59, Rev., FRDO, 3.20%, 03/01/01                    5,900
  12,085      New York State, Local Government Assistance
               Corp., Ser. A, Rev., ^, 7.25%, 04/01/01                    12,356
  24,275      New York State, Local Government Assistance
               Corp., Ser. A, Rev., FRDO, 2.90%, 03/07/01                 24,275
   1,030      New York State, Local Government Assistance
               Corp., Ser. B, Rev., ^, 7.13%, 04/01/01                     1,053
   4,240      New York State, Local Government Assistance
               Corp., Ser. B, Rev., ^, 7.25%, 04/01/01                     4,335
   7,900      New York State, Local Government Assistance
               Corp., Ser. B, Rev., ^, 7.50%, 04/01/01                     8,079
   8,400      New York State, Local Government Assistance
               Corp., Ser. B, Rev., FRDO, 2.90%, 03/07/01                  8,400
   3,800      New York State, Local Government Assistance
               Corp., Ser. C, Rev., FRDO, 2.85%, 03/07/01                  3,800
   3,300      New York State, Local Government Assistance
               Corp., Ser. D, Rev., FRDO, 2.85%, 03/07/01                  3,300
  15,500      New York State, Local Government Assistance
               Corp., Ser. F, Rev., FRDO, 2.90%, 03/07/01                 15,500
   2,000      New York State, Local Government Assistance
               Corp., Ser. G, Rev., FRDO, 2.75%, 03/07/01                  2,000
  12,125      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PA-72, Rev., FRDO, 3.37%,
               03/01/01                                                   12,125
   3,640      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PA-82, Rev., FRDO, 3.51%,
               03/01/01                                                    3,644
   9,700      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PA-113, Rev., FRDO, 3.37%,
               03/01/01                                                    9,700
   4,420      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PA-408, Rev., FRDO, 3.37%,
               03/01/01                                                    4,420
   6,765      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PT-17, Rev., FRDO,
               3.37%, 03/01/01                                             6,765
   8,425      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PT-100, Rev., FRDO,
               3.37%, 03/01/01                                             8,425

                       See notes to financial statements.

                                    JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  4,765      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PT-109, Rev., FRDO,
               3.37%, 03/01/01                                          $  4,765
   8,355      New York State, Medical Care Facilities, Finance
               Agency, FLOATS, Ser. PT-145A, Rev., FRDO,
               3.37%, 03/01/01                                             8,355
   2,500      New York State, Mortgage Agency, FLOATS,
               Ser. PA-628, Rev., FRDO, 3.40%, 03/01/01                    2,500
  11,165      New York State, Mortgage Agency, FLOATS,
               Ser. PA-657, Rev., FRDO, 3.37%, 03/01/01                   11,165
   3,230      New York State, Mortgage Agency, FLOATS,
               Ser. PT-217, Rev., FRDO, 3.40%, 03/01/01                    3,230
   4,720      New York State, Mortgage Agency, FLOATS,
               Ser. PT-260, Rev., FRDO, 4.45%, 03/07/01                    4,720
   8,165      New York State, Mortgage Agency, FLOATS,
               Ser. PT-322, Rev., FRDO, 4.30%, 03/01/01                    8,165
   6,110      New York State, Mortgage Agency, FLOATS,
               Ser. PT-1190, Rev., FRDO, 3.37%, 03/01/01                   6,110
     810      New York State, Mortgage Agency, Homeowner
               Mortgage, Ser. 91, Rev., 4.15%, 04/01/01                      810
     210      New York State, Mortgage Agency, Homeowner
               Mortgage, Ser. 93, Rev., 4.15%, 04/01/01                      210
   7,000      New York State, Ser. A, GO, FRDO, 3.20%, 03/07/01            7,000
  52,405      New York State, Thruway Authority, Floating Rate
               Receipts, Ser. SGA-119, FRDO, 3.25%, 03/01/01              52,406
  11,415      New York State, Thruway Authority, FLOATS,
               Ser. PA-532, Rev., FRDO, 3.37%, 03/01/01                   11,415
   1,030      New York State, Thruway Authority, Municipal
               Securities Trust Receipts, Ser. SGA-66, Rev.,
               FRDO, 3.12%, 03/07/01                                       1,030
   1,300      New York State, Thruway Authority, Rev., FRDO,
               3.00%, 03/01/01                                             1,300
   1,000      Niagara County, New York, IDA, Solid Waste
               Disposal, American Refunding, Fuel Co.,
               Ser. A, Rev., FRDO, 2.95%, 03/07/01                         1,000
   1,000      Niagara County, New York, IDA, Solid Waste
               Disposal, American Refunding, Fuel Co.,
               Ser. B, Rev., FRDO, 3.05%, 03/07/01                         1,000
   4,995      Niagara Falls, New York, Bridge Commission,
               FLOATS, Ser. PA-530, Rev., FRDO, 3.37%, 03/01/01            4,995
  10,300      Niagara Falls, New York, Bridge Commission,
                Ser. A, Rev., FRDO, 2.80%, 03/07/01                       10,300
   7,000      North Babylon, New York, Union Free School
               District, GO, TAN, @, 5.00%, 06/28/01                       7,007
   7,017      North Hempstead, New York, GO, BAN,
               5.00%, 07/26/01                                             7,031
   4,000      Northern Adironadack Central School District,
               Ellenburg, New York, GO, BAN, 5.00%, 07/06/01               4,005
   5,000      Ogdensburg, New York, Enlarged City School
               District, GO, RAN, 5.00%, 06/29/01                          5,005
   4,500      Oneonta, New York, City School District,
               GO, RAN, 5.00%, 06/15/01                                    4,503

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount     Issuer                                                        Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
             New York -- Continued
$10,000      Onondaga County, New York, IDA, Solid Waste
              Disposal Facilities, Solvay Paperboard Project,
              Ser. A, FRDO, 4.25%, 12/06/01                            $  10,000
  8,000      Oyster Bay, New York, Ser. A, BAN, 3.75%, 01/25/02            8,019
  1,780      Panama, New York, Central School District, GO,
              BAN, 5.00%, 08/15/01                                         1,783
  8,000      Phelps-Clifton Springs, New York, Central School
              District, GO, BAN, 4.60%, 12/19/01                           8,005
  3,405      Port Authority of New York & New Jersey, FLOATS,
              Ser. PA-518, Rev., FRDO, 3.32%, 03/01/01                     3,405
  1,305      Port Jervis, New York, IDA, The Future Home
              Tech Inc., Rev., FRDO, 3.25%, 03/07/01                       1,305
  2,455      Pulaski, New York, Central School District, GO,
              RAN, 5.00%, 06/29/01                                         2,458
 12,658      Riverhead, New York, Central School District,
              4th Ser., GO, BAN, @, 4.50%, 10/02/01                       12,667
  2,900      Riverhead, New York, Central School District,
              GO, BAN, 5.00%, 10/02/01                                     2,908
  5,025      Riverhead, New York, Central School District,
              GO, TAN, 5.00%, 06/22/01                                     5,029
  5,000      Rochester, New York, GO, BAN, @, 4.75%, 03/07/01              5,000
    725      Rockland County, New York, IDA, IDR, X Products
              Corp. Project, Rev., FRDO, 3.50%, 03/01/01                     725
  2,120      Rockland County, New York, IDA, Shock Technical
              Inc. Project, Rev., FRDO, 3.25%, 03/07/01                    2,120
 10,000      Rome, New York, City School District, GO, RAN,
              @, 5.00%, 06/29/01                                          10,007
 10,958      Rondout Valley Central School District, Accord,
              New York, GO, BAN, 4.75%, 03/15/01                          10,959
  4,635      Roosevelt, New York, Union Free School District,
              GO, TAN, 5.25%, 06/28/01                                     4,637
 12,215      Schenectady, New York, City School District,
              GO, RAN, @, 5.50%, 06/29/01                                 12,225
  3,450      Sidney, New York, Central School District, GO,
              BAN, 4.75%, 06/29/01                                         3,453
    852      Sodus, New York, Central School District, GO, 4.40%,
              06/15/01                                                       853
  4,500      South Colonie, New York, Central School District, GO,
              RAN, 5.00%, 06/29/01                                         4,506
  2,500      South Country Central School District, Brookhaven,
              New York, GO, TAN, 5.00%, 06/26/01                           2,503
  3,954      South Jefferson, New York, Central School District,
              GO, RAN, 5.00%, 06/20/01                                     3,957
  2,000      Southeast, New York, IDA, IDR, Unilock New York Inc.
              Project, Rev., FRDO, 3.30%, 03/07/01                         2,000
  2,700      St. Lawrence County, New York, IDA, PCR, Reynolds
              Metals, Rev., FRDO, 2.95%, 03/01/01                          2,700
  9,800      Steuben-Allegany Counties, New York, Board of
              Cooperative Educational Services, Sole Supervisory,
              GO, RAN, @, 4.65%, 06/29/01                                  9,806
  3,207      Stillwater, New York, Central School District, GO,
              BAN, 5.00%, 06/18/01                                         3,213

                       See notes to financial statements.

                                    JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  4,000      Suffolk County, New York, IDA, Civic Facilities,
               Guide Dog Foundation Inc., Rev., FRDO,
               3.40%, 03/01/01                                         $   4,000
   2,700      Suffolk County, New York, Water Authority,
               Rev., FRDO, BAN, 2.90%, 03/07/01                            2,700
     900      Tompkins-Seneca-Tioga, New York, Board of
               Cooperative Educational Services, Sole
               Supervisory District, GO, RAN, 4.25%, 06/29/01                901
   5,300      Tompkins-Seneca-Tioga, New York, Board of
               Cooperative Educational Services, Sole
               Supervisory District, GO, RAN, 4.38%, 06/29/01              5,305
   6,400      Tompkins-Seneca-Tioga, New York, Board of
               Cooperative Educational Services, Sole
               Supervisory District, GO, RAN, @, 5.00%, 06/29/01           6,406
  55,100      Triborough Bridge & Tunnel Authority, New York,
               Floating Rate Trust Receipts, Ser. N-15,
               Regulation D, Rev., FRDO, 3.10%, 03/07/01                  55,101
   4,115      Triborough Bridge & Tunnel Authority, New York,
               FLOATS, Ser. PA-200, Rev., FRDO, 3.37%, 03/01/01            4,115
   4,995      Triborough Bridge & Tunnel Authority, New York,
               FLOATS, Ser. PA-665, Rev., FRDO, 3.40%, 03/01/01            4,995
   4,200      Triborough Bridge & Tunnel Authority, New York,
               FLOATS, Ser. SG-41, Rev., FRDO, 3.37%, 03/01/01             4,200
  33,980      Triborough Bridge & Tunnel Authority, New York,
               General Purpose, Ser. C, Rev., FRDO,
               3.15%, 03/01/01                                            33,980
  10,000      Triborough Bridge & Tunnel Authority, New York,
               Special Obligation, Ser. B, Rev., FRDO,
               3.00%, 03/07/01                                            10,000
  15,100      Triborough Bridge & Tunnel Authority, New York,
               Special Obligation, Ser. C, Rev., FRDO,
               2.80%, 03/07/01                                            15,100
  21,100      Triborough Bridge & Tunnel Authority, New York,
               Special Obligation, Ser. D, Rev., FRDO,
               2.80%, 03/07/01                                            21,100
   4,050      Tully, New York, Central School District, GO, RAN,
               5.00%, 06/29/01                                             4,056
   5,000      Utica, New York, City School District, GO, RAN,
               5.00%, 06/26/01                                             5,005
   2,663      Utica, New York, City School District, Ser. A, GO,
               BAN, 3.75%, 02/15/02                                        2,669
   6,000      VRDC/IVRC Trust, Tax Exempt, Ser. 93-C, Rev.,
               FRDO, #, 3.15%, 03/07/01                                    6,000
   2,500      Wayandanch, New York, Union, Free School
               District, GO, TAN, 4.90%, 06/28/01                          2,504
   3,878      Wayland-Cohocton, New York, Central School
               District, GO, BAN, 3.25%, 01/25/02                          3,889
   4,050      Westchester County, New York, IDA, Civic
               Facility, Northern Westchester Hospital, Rev.,
               FRDO, 3.00%, 03/07/01                                       4,050
   5,000      William Floyd, Union Free School District,
               Mastics-Moricher-Shirley, GO, BAN, 3.63%,
               06/22/01                                                    5,003

                       See notes to financial statements.

JPMorgan New York Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                       Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
              New York -- Continued
$  8,000      Yonkers, New York, IDA, Civic Facility, Sarah
               Lawrence College Project, Rev., FRDO,
               2.90%, 03/07/01                                        $    8,000
                                                                      ----------
                                                                       2,213,078
              ------------------------------------------------------------------
              Total Investments -- 99.9%                              $2,218,487
              (Cost $2,218,487)*
              ------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan California Tax Free Money Market Fund
Portfolio of Investments

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount    Issuer                                                         Value
--------------------------------------------------------------------------------
      Municipal Securities -- 100.0%
--------------------------------------------------------------------------------
            California -- 82.8%
$3,190      Alameda County, California, Multi-Family Housing,
             Quail, Ser. A, Rev., FRDO, 1.85%, 03/07/01                 $  3,190
   800      Alameda-Contra Costa, California, School Financing
             Authority, Capital Improvements Financing Projects,
             Ser. I, COP, FRDO, 2.70%, 03/01/01                              800
   345      Anaheim, California, Electric, Rev., 4.50%, 10/01/01             348
 1,000      California Community College Financing Authority,
             Ser. B, Rev., TRAN, @, 5.00%, 08/03/01                        1,003
   150      California Educational Facilities Authority, FLOATS,
             Ser. PA-542, Rev., FRDO, 2.87%, 03/01/01                        150
   500      California Educational Facilities Authority, University
             of San Francisco, Rev., FRDO, 2.00%, 03/07/01                   500
 1,700      California Housing Finance Agency, FLOATS,
             Ser. PA-539R, Rev., FRDO, 2.87%, 03/01/01                     1,700
 1,000      California Housing Finance Agency, Home Mortgage,
             Ser. W, Rev., 3.90%, 10/01/01                                 1,000
   100      California Housing Finance Agency, Multi-Family
             Housing, Ser. A, Rev., FRDO, 1.85%, 03/07/01                    100
 1,000      California Housing Finance Agency, Ser. II-R-44, Rev.,
             FRDO, 2.82%, 03/01/01                                         1,000
 1,610      California Infrastructure & Economic Development,
             IDR, Pleasant Mattress Inc. Project, Ser. A,
             Rev., FRDO, 2.40%, 03/07/01                                   1,610
   100      California PCFA, PCR, Shell Oil Co. Project, Ser. B,
             Rev., FRDO, 1.45%, 03/01/01                                     100
   100      California PCFA, Solid Waste Disposal, Gilton Solid
             Waste Management, Ser. A, Rev., FRDO, 2.65%,
             03/01/01                                                        100
   450      California State, Department of Water Resources,
             Central Valley Project, Water Systems, Ser. J-2,
             Rev., ^, 6.00%, 06/01/01                                        460
   300      California State, Economic Development Financing
             Authority, Airport Facilities, Mercury Air Group,
             Rev., FRDO, 2.65%, 03/01/01                                     300
   700      California State, Economic Development Financing
             Authority, IDR, Coast Grain Co. Project, Rev., FRDO,
             2.70%, 03/01/01                                                 700
 2,000      California State, Economic Development Financing
             Authority, IDR, Provena Foods Inc. Project,
             Rev., FRDO, 2.45%, 03/07/01                                   2,000
 1,700      California State, Economic Development Financing
             Authority, IDR, Standard Abrasives Manufacturing
             Project, Rev., FRDO, 2.40%, 03/07/01                          1,700
   400      California State, Economic Development Financing
             Authority, IDR, Volk Enterprises Inc. Project,
             Rev., FRDO, 2.55%, 03/01/01                                     400
 2,000      California State, Floating Rate Receipts, Ser. SG-85,
             FRDO, 2.92%, 03/01/01                                         2,000
   495      California State, FLOATS, Ser. PA-464, GO, FRDO,
             2.97%, 03/01/01                                                 495
 1,000      California State, FLOATS, Ser. PA-779-R, GO, FRDO,
             2.97%, 03/01/01                                               1,000
   800      California State, FLOATS, Ser. PT-1070, GO, FRDO,
             2.92%, 03/01/01                                                 800

                       See notes to financial statements.

JPMorgan California Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                     Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
             California -- Continued
$   900      California State, FLOATS, Ser. PT-1072, GO, FRDO,
              2.92%, 03/01/01                                           $    900
    400      California State, Municipal Securities Trust Receipts,
              Ser. SGA-119, GO, FRDO, 1.70%, 03/01/01                        400
  1,000      California State, Municipal Securities Trust Receipts,
              Ser. SGA-40, GO, FRDO, 2.00%, 03/07/01                       1,000
  2,800      California State, Municipal Securities Trust Receipts,
              Ser. SGA-55, GO, FRDO, 2.00%, 03/07/01                       2,800
    200      California State, Public Works Board Lease, Department
              of Corrections, State Prisons, Ser. A, Rev., 5.00%,
              12/01/01                                                       202
  2,000      California State, Ser. L, Class A, 2.97%, 03/01/01            2,000
    400      California Statewide Communities Development
              Authority, IDR, Del Mesa Farms Project, Ser. A, Rev.,
              FRDO, 2.65%, 03/01/01                                          400
  1,000      California Statewide Communities Development
              Authority, Ser. A, Rev., TRAN, 5.25%, 06/29/01               1,003
  2,400      California Statewide Communities Development
              Authority, Ser. N-6, Regulation D, Rev., FRDO, 2.75%,
              03/07/01                                                     2,400
  1,000      Carlsbad, California, Unified School District, School
              Facilities Bridge Funding Project, COP, FRDO, 2.60%,
              03/01/01                                                     1,000
    655      Chula Vista, California, Ser. A, COP, 4.25%,
              09/01/01                                                       656
    245      Citrus Heights, California, Water District, COP, 4.00%,
              10/01/01                                                       245
    200      Contra Costa County, California, Ser. A, GO, TRAN,
              5.25%, 10/01/01                                                203
  1,400      Foothill-de Anza, California, Community College
              District, Ser. 473-X, GO, FRDO, 3.00%, 03/01/01              1,400
    100      Irvine Ranch, California, Water District, Consolidated
              Bonds, Rev., FRDO, 1.50%, 03/01/01                             100
    100      Irvine Ranch, California, Water District, Consolidated
              Bonds, Rev., FRDO, Consolidated Bonds, Rev., FRDO,
              1.50%, 03/01/01                                                100
    200      Irvine Ranch, California, Water District, Consolidated
              Improvement Districts, GO, FRDO, 1.65%, 03/01/01               200
    400      Irvine, California, Improvement Bond Act of 1915,
              Assessment District No. 94-13, Special Assessment,
              FRDO, 1.50%, 03/01/01                                          400
    400      Irvine, California, Improvement Bond Act of 1915,
              Assessment District No. 97-16, Rev., FRDO, 1.50%,
              03/01/01                                                       400
  1,215      Los Angeles County, California, Harbor Department,
              Ser. B, Rev., @, 5.00%, 08/01/01                             1,221
    590      Los Angeles County, California, Housing Authority,
              Multi-Family Housing, Ser. A, Rev., FRDO,
              2.10%, 03/06/01                                                590
    100      Los Angeles County, California, Metropolitan
              Transportation Authority, Proposition C, Second Ser.,
              Ser. A, Rev., FRDO, 2.50%, 03/01/01                            100

                       See notes to financial statements.

                                  JPMorgan California Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount    Issuer                                                         Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
            California -- Continued
$2,000      Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue,
             Floating Rate Receipts, Ser. SG-54, FRDO,
             2.87%, 03/01/01                                            $  2,000
   400      Los Angeles County, California, Public Works
             Financing Authority, Regulation Park & Open
             Space District, Ser. A, Rev., 5.00%, 10/01/01                   403
 1,410      Los Angeles County, California, Regional Airports
             Improvement Corporation Lease, American Airlines,
             Los Angeles International Airport, Ser. E, Rev.,
             FRDO, 3.15%, 03/01/01                                         1,410
 1,000      Los Angeles County, California, Schools Pooled
             Financing Program, Pooled Transportation, Ser. A,
             COP, GO, 5.00%, 07/02/01                                      1,002
   160      Los Angeles County, California, Wastewater Systems,
             Ser. C, Rev., 4.50%, 06/01/01                                   160
   220      Los Angeles, California, Community Redevelopment
             Agency, Community Redevelopment Financing
             Authority, Pooled Financing, Monterey, Ser. E,
             Rev., 4.50%, 09/01/01                                           221
 1,000      Los Angeles, California, Department of Water &
             Power, Waterworks, Rev., FRDO, 3.75%, 05/17/01                1,000
   500      Metropolitan Water District, Southern California,
             Waterworks, Rev., 5.10%, 07/01/01                               501
   500      Metropolitan Water District, Southern California,
             Waterworks, Ser. B, GO, +, 3.00%, 03/01/02                      501
   485      Milpitas, California, Public Financing Authority, COP,
             4.13%, 11/01/01                                                 486
 1,000      Monrovia, California, Unified School District,
             Municipal Securities Trust Receipt, Ser. SGA-70,
             Rev., FRDO, 2.00%, 03/07/01                                   1,000
 1,000      Moreno Valley, California, Unified School District,
             TRAN, 4.75%, 08/15/01                                         1,003
 5,280      Municipal Securities Trust Certificates, Ser. 1998-47,
             Class A, Rev., FRDO, #, 2.00%, 03/07/01                       5,279
   500      Newport Beach, California, Hoagan Memorial
             Hospital, Ser. A, Rev., FRDO, 1.55%, 03/01/01                   500
   400      Newport Beach, California, Hoagan Memorial
             Hospital, Ser. B, Rev., FRDO, 1.55%, 03/01/01                   400
 1,500      Newport Beach, California, Hoagan Memorial
             Hospital, Ser. C, Rev., FRDO, 1.55%, 03/01/01                 1,500
 1,000      Oakland-Alameda County, California, Coliseum
             Authority, Coliseum Project, Ser. C-1, Rev.,
             FRDO, 2.05%, 03/07/01                                         1,000
   100      Ontario, California, Redevelopment Agency, IDR,
             Safariland Project, Rev., FRDO, 3.25%, 03/07/01                 100
   400      Ontario, California, Redevelopment Agency,
             Multi-Family Housing, Seasons at Gateway,
             Sub. Ser. B, Rev., FRDO, 2.20%, 03/07/01                        400
   949      Orange County, California, Apartment Development,
             Niguel Summit 2, Ser. B, Rev., FRDO, 2.20%, 03/06/01            949

                       See notes to financial statements.

JPMorgan California Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount     Issuer                                                        Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
             California -- Continued
$   300      Orange County, California, Sanitation Districts No. 1-3,
              5-7 & 11, COP, FRDO, 1.50%, 03/01/01                      $    300
    200      Orange County, California, Sanitation Districts, Ser. A,
              COP, FRDO, 1.50%, 03/01/01                                     200
  1,355      Oxnard, California, Industrial Development Financing
              Authority, IDR, Accurate Engineering Project, Rev.,
              FRDO, 2.40%, 03/07/01                                        1,355
  1,500      Pasadena, California, Rose Bowl Improvements Project,
              COP, FRDO, 1.90%, 03/07/01                                   1,500
    450      Petaluma, California, City School District, GO, TRAN,
              5.00%, 07/05/01                                                451
    700      Riverside County, California, IDA, Design Time Inc.
              Project, Ser. A-I, Rev., FRDO, 2.35%, 03/07/01                 700
    500      Riverside County, California, Riverside County Public
              Facilities, Ser. C, COP, FRDO, 2.00%, 03/06/01                 500
    200      Sacramento, California, Municipal Utility District, Ser.L,
              Rev., 5.00%, 07/01/01                                          201
    550      San Bernardino County, California, Housing Authority,
              Multi-Family Housing, Victoria Terrace Project, Ser. A,
              Rev., FRDO, 2.60%, 03/01/01                                    550
     90      San Bernardino County, California, IDA, Aqua-Service,
              Rev., FRDO, 3.20%, 03/07/01                                     90
     80      San Bernardino County, California, IDA, Master Halco
              Inc., Ser. II, Rev., FRDO, 3.25%, 03/06/01                      80
  1,000      San Diego County, California, 3.90%, 03/07/01                 1,000
    300      San Diego County, California, Multi-Family Housing,
              Issue A, Rev., FRDO, 2.55%, 03/01/01                           300
    300      San Francisco, California, City & County, Affordable
              Housing, Ser. D, GO, 7.38%, 06/15/01                           303
    300      San Francisco, California, City & County, Redevelopment
              Agency, Multi-Family Housing, 3rd & Mission, Ser. C,
              Rev., FRDO, 1.95%, 03/07/01                                    300
    390      San Francisco, California, State Building Authority
              Lease, Civic Center Complex, Ser. A, Rev., 4.30%,
              12/01/01                                                       394
    300      San Jose, California, Unified School District, Santa
              Clara County, Ser. B, GO, 4.20%, 08/01/01                      300
    500      Santa Ana, California, Housing Authority, Multi-Family
              Housing, Vintage Apartments, Ser. A, Rev., FRDO,
              2.75%, 03/01/01                                                500
    600      Santa Ana, California, Unified School District, COP,
              FRDO, 1.90%, 03/07/01                                          600
    625      Santa Clara County-El Camino, California, Hospital
              District, Hospital Facilities Authority, ACES, Lease,
              Valley Medical Center Project, Ser. B, Rev., FRDO,
              2.50%, 03/06/01                                                625
    490      Santa Cruz County, California, Redevelopment Agency,
              Live Oak/Soquel Project, Tax Allocation, 4.25%,
              09/01/01                                                       491
    460      Sonoma Valley, California, Unified School District, GO,
              10.00%, 08/01/01                                               471
    600      Three Valleys Municipal Water District, California,
              Miramar Water Treatment, COP, FRDO, 2.35%, 03/07/01            600

                       See notes to financial statements.

                                  JPMorgan California Tax Free Money Market Fund
--------------------------------------------------------------------------------
                                            Portfolio of Investments (Continued)

As of February 28, 2001 (unaudited)
(Amounts in Thousands)

Principal
  Amount      Issuer                                                     Value
--------------------------------------------------------------------------------
      Municipal Securities -- Continued
--------------------------------------------------------------------------------
            California -- Continued
$  600      Tustin, California, Improvement Bond Act of 1915,
             Reassessment District No. 95-2-A, Special
             Assessment, FRDO, 1.50%, 03/01/01                           $   600
   425      Upland, California, Community Redevelopment
             Agency, Multi-Family Housing, Northwoods Project,
             Ser. 168-A, Rev., FRDO, 2.65%, 03/01/01                         425
 1,500      Vacaville, California, Multi-Family Mortgage,
             Quail Run, Ser. A, Rev., 1.85%, 03/07/01                      1,500
                                                                         -------
                                                                          73,327
            Louisiana -- 1.0%
   900      Louisiana Public Facilities Authority, Industrial
             Development, Kenner Hotel, Rev., FRDO,
             3.00%, 03/01/01                                                 900

            Puerto Rico -- 16.2%
 2,000      Municipal Securities Trust Certificates, Ser. 2000-103,
             Class A, Special Obligation, FRDO, #, 2.90%, 03/06/01         2,000
   700      Municipal Securities Trust Certificates, Ser. 2000-91,
             Class A, Rev., FRDO, 1.70%, 03/01/01                            700
   600      Puerto Rico Commonwealth, FLOATS, Ser. PA-472,
             Rev., FRDO, 2.87%, 03/01/01                                     600
 1,000      Puerto Rico Commonwealth, FLOATS, Ser. PA-625, GO,
             FRDO, 2.87%, 03/01/01                                         1,000
 1,000      Puerto Rico Commonwealth, FLOATS, Ser. PT-1025,
             GO, FRDO, 2.87%, 03/01/01                                     1,000
 1,500      Puerto Rico Commonwealth, FLOATS, Ser. PT-1226,
             2.87%, 03/01/01                                               1,500
   600      Puerto Rico Commonwealth, GO, 5.50%, 07/01/01                    603
   200      Puerto Rico Commonwealth, Public Improvements,
             Ser. B, GO, 5.00%, 07/01/01                                     201
 1,722      Puerto Rico Government Development Bank, 3.00%,
             09/12/01                                                      1,722
 1,000      Puerto Rico Government Development Bank, 3.00%,
             09/21/01                                                      1,000
 3,000      Puerto Rico Government Development Bank, 3.30%,
             05/30/01                                                      3,000
 1,000      Puerto Rico, Electric Power Authority, Ser. P, Rev.,
             7.00%, 07/01/01                                               1,032
                                                                         -------
                                                                          14,358
--------------------------------------------------------------------------------
            Total Investments -- 100.0%                                  $88,585
            (Cost $88,585)*
--------------------------------------------------------------------------------

                       See notes to financial statements.

JPMorgan Money Market Funds
--------------------------------------------------------------------------------
Portfolio of Investments (Continued)

INDEX:

*         -- The cost of securities is substantially the same for federal income tax purposes.
#         -- Security may only be sold to qualified institutional buyers.
^         -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
+         -- When issued or delayed delivery security.
@         -- All or portion of this security is segregated for when issued or delayed delivery securities.
ACES      -- Auction Rate Securities.
BAN       -- Bond Anticipation Notes.
COP       -- Certificates of Participation.
DN        -- Discount Note: The rate shown is the effective yield at the date of purchase.
Eagles    -- Earnings of accrual generated on local exempt securities.
ECN       -- Extendible Commercial Note. The maturity date shown is the call date. The interest rate shown is the effective yield at the date of purchase.
FHLMC     -- Federal Home Loan Mortgage Corporation.
FLOATS    -- Floating Auction Tax Exempts.
FNMA      -- Federal National Mortgage Association.
FRDO      -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at February 28, 2001.
FRN       -- Floating Rate Note. The maturity date shown is the actual maturity date. The rate shown is the rate in effect at February 28, 2001.
GIC       -- Guaranteed Insurance Contract.
GO        -- General Obligation.
IDA       -- Industrial Development Authority.
IDR       -- Industrial Development Revenue.
MTN       -- Medium Term Note.
PCFA      -- Pollution Control Financing Authority.
PCR       -- Pollution Control Revenue.
PUTTERS   -- Putable Tax Exempt Receipts.
RAN       -- Revenue Anticipation Notes.
Rev.      -- Revenue Bond.
Ser.      -- Series.
SUB       -- Step-Up Bond. The maturity date shown is the earlier of the next interest rate reset date or the call date. The interest rate shown is the rate in effect at February 28, 2001.
TAN       -- Tax Anticipation Notes.
TRAN      -- Tax & Revenue Anticipation Notes.
USTR      -- United States Treasury Notes, Bonds and Bills.

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds
Statement of Assets and Liabilities As of February 28, 2001 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                          100% U.S.
                                           Treasury             U.S.
                                          Securities         Government        Treasury Plus
                                         Money Market       Money Market        Money Market
                                             Fund               Fund                Fund
=============================================================================================
ASSETS:

  Investment securities, at
  value (Note 1) ................        $ 5,589,676         $ 8,880,807         $ 2,824,266
  Other assets ..................                 31                  48                  17
  Receivables:
    Interest ....................             12,593              60,905                 273
---------------------------------------------------------------------------------------------
        Total Assets ............          5,602,300           8,941,760           2,824,556
---------------------------------------------------------------------------------------------
LIABILITIES:

  Payables:
    To Custodian ................                 15                  52                  --
    Investment securities
    purchased ...................                 --             156,805                  --
    Dividends ...................             21,921              33,447               9,671
  Accrued liabilities: (Note 2)
    Investment advisory fees ....                431                 653                 198
    Administration fees .........                259                 327                 119
    Shareholder servicing fees ..              1,076               1,520                 379
    Distribution fees ...........                 65                 189                 105
    Custody fees ................                 78                 112                  27
    Other .......................              1,154               1,496                 542
---------------------------------------------------------------------------------------------
        Total Liabilities .......             24,999             194,601              11,041
---------------------------------------------------------------------------------------------
NET ASSETS:

  Paid in capital ...............          5,576,507           8,747,160           2,813,618
  Accumulated distributions in
  excess of net investment income               (117)                 (2)                (59)
  Accumulated net realized gain
  (loss) on investments .........                911                   1                 (44)
---------------------------------------------------------------------------------------------
        Net Assets ..............        $ 5,577,301         $ 8,747,159         $ 2,813,515
---------------------------------------------------------------------------------------------
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized)
  Vista Shares ..................          3,722,298           3,955,740           1,391,162
  Premier Shares ................            132,158           1,083,142             347,882
  Institutional Shares ..........          1,722,108           3,708,331           1,074,655
Net Asset Value, offering and
redemption price per share
(all classes) ...................        $      1.00         $      1.00         $      1.00
---------------------------------------------------------------------------------------------
Cost of Investments .............        $ 5,589,676         $ 8,880,807         $ 2,824,266
=============================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds
Statement of Assets and Liabilities As of February 28, 2001 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                           Federal              Prime              Tax Free
                                         Money Market        Money Market        Money Market
                                           Fund II             Fund II               Fund
==============================================================================================
ASSETS:

  Investment securities, at value
  (Note 1) ......................        $ 1,893,759         $ 29,704,751         $ 1,776,577
  Cash ..........................                  1                  146                  70
  Other assets ..................                  7                  143                  12
  Receivables:
    Interest ....................              6,762              116,304              14,566
    Fund shares sold ............                 --                   13                  --
    Expense Reimbursement from
    Distributor .................                  7                    7                   7
----------------------------------------------------------------------------------------------
        Total Assets ............          1,900,536           29,821,364           1,791,232
----------------------------------------------------------------------------------------------
LIABILITIES:

  Payables:
    Investment securities
    purchased ...................                 --               70,252              10,000
    Fund shares redeemed ........                 --                   31                  --
    Dividends ...................              7,618              122,404               4,424
  Accrued liabilities: (Note 2)
    Investment advisory fees ....                143                2,331                 133
    Administration fees .........                143                2,096                 133
    Shareholder servicing fees ..                246                3,718                 199
    Distribution fees ...........                 52                    7                  72
    Custody fees ................                 38                  204                  31
    Other .......................                519                1,978                 387
----------------------------------------------------------------------------------------------
        Total Liabilities .......              8,759              203,021              15,379
----------------------------------------------------------------------------------------------
NET ASSETS:

  Paid in capital ...............          1,891,793           29,619,699           1,776,363
  Accumulated distributions in
  excess of net investment income                (35)                (258)                (33)
  Accumulated net realized gain
  (loss) on investments .........                 19               (1,098)               (477)
----------------------------------------------------------------------------------------------
        Net Assets ..............        $ 1,891,777         $ 29,618,343         $ 1,775,853
----------------------------------------------------------------------------------------------
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized)
  Vista Shares ..................            673,027           10,213,350             972,428
  Premier Shares ................            312,286            2,059,160              99,025
  Institutional Shares ..........            906,471           17,334,106             704,931
  Reserve Shares ................                  1                  123                   1
  B Shares ......................                 --               12,496                  --
  C Shares ......................                 --                  309                  --
Net Asset Value, offering and
redemption price per share
(all classes) * .................        $      1.00         $       1.00         $      1.00
----------------------------------------------------------------------------------------------
Cost of Investments                      $ 1,893,759         $ 29,704,751         $ 1,776,577
==============================================================================================

* Redemption price for Class B and C Shares may be reduced by contigent deferred sales charge.

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds
Statement of Assets and Liabilities As of February 28, 2001 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                                                 New York         California
                                                                 Tax Free           Tax Free
                                                               Money Market       Money Market
                                                                   Fund               Fund
==============================================================================================
ASSETS:

  Investment securities, at value Note 1) ..............        $ 2,218,487         $ 88,585
  Cash .................................................                 --               81
  Other assets .........................................                 12                1
  Receivables:
    Interest ...........................................             18,997              641
    Expense Reimbursement from Distributor .............                  7               --
----------------------------------------------------------------------------------------------
        Total Assets ...................................          2,237,503           89,308
----------------------------------------------------------------------------------------------
LIABILITIES:

  Payables:
    To Custodian .......................................                266               --
    Investment securities purchased ....................              9,641              502
    Dividends ..........................................              4,976              170
  Accrued liabilities: (Note 2)
    Investment advisory fees ...........................                163                7
    Administration fees ................................                 82                7
    Shareholder servicing fees .........................                572               10
    Distribution fees ..................................                 65                3
    Custody fees .......................................                 30               13
    Other ..............................................                272               41
----------------------------------------------------------------------------------------------
        Total Liabilities ..............................             16,067              753
----------------------------------------------------------------------------------------------
NET ASSETS:

  Paid in capital ......................................          2,221,418           88,574
  Accumulated undistributed/(distributions in excess of)
  net investment income ................................                 44               (3)
  Accumulated net realized loss on investments .........                (26)             (16)
----------------------------------------------------------------------------------------------
        Net Assets .....................................        $ 2,221,436         $ 88,555
----------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($.001 par
value; unlimited number of shares authorized)
  Vista Shares .........................................          2,221,519           88,573
  Reserve Shares .......................................                  1               --
Net Asset Value, offering and redemption price per
share (all classes) ....................................        $      1.00         $   1.00
----------------------------------------------------------------------------------------------
Cost of Investments ....................................        $ 2,218,487         $ 88,585
==============================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds
Statement of Operations For the six months ended
February 28, 2001 (unaudited)

(Amounts in Thousands)

                                            100% U.S.
                                            Treasury          U.S.
                                           Securities      Government     Treasury Plus
                                          Money Market    Money Market    Money Market
                                              Fund            Fund            Fund
=======================================================================================
INTEREST INCOME: (Note 1C) .........        $156,444        $252,613        $ 79,151
---------------------------------------------------------------------------------------
EXPENSES: (Note 2)
  Investment advisory fees .........           2,556           3,960           1,257
  Administration fees ..............           2,556           3,960           1,257
  Shareholder servicing fees .......           7,483           9,582           3,183
  Distribution fees ................           1,933           2,473             693
  Custodian fees ...................             213             256              76
  Printing and postage .............              26              20              13
  Professional fees ................              50              72              37
  Registration expenses ............             511             179             195
  Transfer agent fees ..............             401             293             119
  Trustees' fees ...................             123             191              61
  Other ............................              82             133             126
---------------------------------------------------------------------------------------
        Total expenses .............          15,934          21,119           7,017
---------------------------------------------------------------------------------------
  Less amounts waived (Note 2E) ....           2,818           3,388           1,229
  Less earnings credits (Note 2F) ..               9              58              30
---------------------------------------------------------------------------------------
        Net expenses ...............          13,107          17,673           5,758
---------------------------------------------------------------------------------------
          Net investment income ....         143,337         234,940          73,393
---------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized gain (loss) on
  on investment transactions .......           1,664             197              (8)
---------------------------------------------------------------------------------------
  Net increase in net assets
  from operations ..................        $145,001        $235,137        $ 73,385
=======================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds
Statement of Operations For the six months ended
February 28, 2001 (unaudited)

(Amounts in Thousands)

                                               Federal          Prime           Tax Free
                                            Money Market     Money Market     Money Market
                                               Fund II         Fund II            Fund
==========================================================================================
INTEREST INCOME: (Note 1C) ............        $51,024        $ 733,308         $ 35,957
------------------------------------------------------------------------------------------
EXPENSES: (Note 2)

  Investment advisory fees ............            806           11,286              866
  Administration fees .................            806           11,286              866
  Shareholder servicing fees ..........          1,793           21,824            2,067
  Distribution fees ...................            306               54              451
  Custodian fees ......................             91              634              116
  Printing and postage ................              8              158               23
  Professional fees ...................             22              162               22
  Registration expenses ...............             14              277               51
  Transfer agent fees .................            220              935               85
  Trustees' fees ......................             39              541               42
  Other ...............................              2            1,173              144
------------------------------------------------------------------------------------------
        Total expenses ................          4,107           48,330            4,733
------------------------------------------------------------------------------------------
  Less amounts waived (Note 2E) .......            318            5,064              807
  Less earnings credits (Note 2F) .....              6               70               52
  Less expense reimbursements (Note 2F)             11               11               11
------------------------------------------------------------------------------------------
        Net expenses ..................          3,772           43,185            3,863
------------------------------------------------------------------------------------------
          Net investment income .......         47,252          690,123           32,094
------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized gain (loss) on
  on investment transactions ..........             75              (72)             (23)
------------------------------------------------------------------------------------------
  Net increase in net assets
  from operations .....................        $47,327        $ 690,051         $ 32,071
==========================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds
Statement of Operations For the six months ended
February 28, 2001 (unaudited)

(Amounts in Thousands)

                                                       New York      California
                                                       Tax Free       Tax Free
                                                     Money Market   Money Market
                                                         Fund           Fund
================================================================================
INTEREST INCOME: (Note 1C) ..................          $38,862          $ 1,616
--------------------------------------------------------------------------------
EXPENSES: (Note 2)

  Investment advisory fees ..................              967               46
  Administration fees .......................              967               46
  Shareholder servicing fees ................            3,385              160
  Distribution fees .........................              967               46
  Custodian fees ............................              116               36
  Printing and postage ......................                8                1
  Professional fees .........................               23               16
  Registration expenses .....................               54                3
  Transfer agent fees .......................              186                9
  Trustees' fees ............................               47                2
  Other .....................................               90                6
--------------------------------------------------------------------------------
        Total expenses ......................            6,810              371
--------------------------------------------------------------------------------

  Less amounts waived (Note 2E) .............            1,064              115
  Less earnings credits (Note 2F) ...........               31                4
  Less expense reimbursements (Note 2F) .....               11               --
--------------------------------------------------------------------------------
        Net expenses ........................            5,704              252
--------------------------------------------------------------------------------
          Net investment income .............           33,158            1,364
--------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized gain (loss) on
  on investment transactions ................                3               (2)
--------------------------------------------------------------------------------
  Net increase in net assets
  from operations ...........................          $33,161          $ 1,362
================================================================================

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
        Statement of Changes in Net Assets For the periods indicated (unaudited)

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

(Amounts in Thousands)

                                                     100% U.S. Treasury
                                                         Securities               U.S. Government             Treasury Plus
                                                        Money Market                Money Market              Money Market
                                                            Fund                       Fund                        Fund
                                                   ------------------------    ------------------------   ------------------------
                                                    9/1/00         Year         9/1/00         Year          9/1/00         Year
                                                    Through        Ended        Through        Ended         Through        Ended
                                                    2/28/01       8/31/00       2/28/01       8/31/00        2/28/01       8/31/00
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

  Net investment income ......................     $  143,337    $  214,942    $  234,940    $  400,842    $   73,393    $  142,715

  Net realized gain (loss) on investments ....          1,664           183           197            25            (8)            7
------------------------------------------------------------------------------------------------------------------------------------
      Increase in net assets from operations .        145,001       215,125       235,137       400,867        73,385       142,722
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ......................       (143,335)     (214,925)     (234,935)     (400,848)      (73,392)     (142,713)

  Net realized gain on investment transactions           (763)         (200)         (176)           --           (42)          (62)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ....       (144,098)     (215,125)     (235,111)     (400,848)      (73,434)     (142,775)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital
share transactions (Note 7) ..................      1,053,787       291,140     1,576,559      (202,496)      314,639      (690,943)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets       1,054,690       291,140     1,576,585      (202,477)      314,590      (690,996)

NET ASSETS:

  Beginning of period ........................      4,522,611     4,231,471     7,170,574     7,373,051     2,498,925     3,189,921
-
------------------------------------------------------------------------------------------------------------------------------------
  End of period ..............................     $5,577,301    $4,522,611    $8,747,159    $7,170,574    $2,813,515    $2,498,925
====================================================================================================================================

JPMorgan Funds
--------------------------------------------------------------------------------
Statement of Changes in Net Assets For the periods indicated (unaudited)

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

(Amounts in Thousands)

                                                          Federal                     Prime                         Tax Free
                                                       Money Market               Money Market                    Money Market
                                                          Fund II                    Fund II                          Fund
                                                 ------------------------    --------------------------     ------------------------
                                                   9/1/00          Year        9/1/00          Year            9/1/00         Year
                                                   Through        Ended        Through         Ended           Through        Ended
                                                   2/28/01       8/31/00       2/28/01        8/31/00          2/28/01       8/31/00
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

  Net investment income ......................   $   47,252    $   60,450    $   690,123    $   615,937    $   32,094    $   54,183

  Net realized gain (loss) on investments ....           75           (24)           (72)           (60)          (23)          (60)

  Change in net unrealized appreciation
  of investments .............................           --            --             --          3,884            --            --
------------------------------------------------------------------------------------------------------------------------------------
      Increase in net assets from operations .       47,327        60,426        690,051        619,761        32,071        54,123
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ......................      (47,239)      (60,450)      (690,157)      (615,944)      (32,150)      (54,097)

  Net realized gain on investment transactions          (24)           --            (13)          (121)           --            --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ....      (47,263)      (60,450)      (690,170)      (616,065)      (32,150)      (54,097)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from capital share
transactions (Note 7) ........................      749,559        45,691     16,861,160      2,947,065       121,268       294,372
------------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets ...........      749,623        45,667     16,861,041      2,950,761       121,189       294,398

NET ASSETS:

  Beginning of period ........................    1,142,154     1,096,487     12,757,302      9,806,541     1,654,664     1,360,266
------------------------------------------------------------------------------------------------------------------------------------
  End of period ..............................   $1,891,777    $1,142,154    $29,618,343    $12,757,302    $1,775,853    $1,654,664
====================================================================================================================================

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
        Statement of Changes in Net Assets For the periods indicated (unaudited)

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

(Amounts in Thousands)

                                                                          New York Tax Free               California Tax Free
                                                                             Money Market                      Money Market
                                                                                Fund                              Fund
                                                                     ----------------------------        ----------------------
                                                                       9/1/00            Year             9/1/00          Year
                                                                       Through           Ended            Through        Ended
                                                                       2/28/01          8/31/00           2/28/01       8/31/00
=================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

  Net investment income ......................................       $   33,158        $   53,819        $     1,364      $ 1,912

  Net realized gain (loss) on investments ....................                3                60                 (2)          --
---------------------------------------------------------------------------------------------------------------------------------
       Increase in net assets from operations ................           33,161            53,879              1,362        1,912
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ......................................          (33,174)          (53,800)            (1,364)      (1,912)

  Net realized gain on investment transactions ...............              (27)               --                 --           --
---------------------------------------------------------------------------------------------------------------------------------
       Total distributions to shareholders ...................          (33,201)          (53,800)            (1,364)      (1,912)
---------------------------------------------------------------------------------------------------------------------------------
Net increase from capital share
transactions (Note 7) ........................................          390,264           326,622             11,038        9,879
---------------------------------------------------------------------------------------------------------------------------------
       Total increase in net assets ..........................          390,224           326,701             11,036        9,879

NET ASSETS:
  Beginning of period ........................................        1,831,212         1,504,511             77,519       67,640
---------------------------------------------------------------------------------------------------------------------------------
  End of period ..............................................       $2,221,436        $1,831,212            $88,555      $77,519
=================================================================================================================================

--------------------------------------------------------------------------------
JPMorgan Funds
Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Mutual Fund Trust (the "Trust") was organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company.

Effective February 21, 2001, the following eight separate portfolios of the Trust (collectively, the "Funds") were renamed with the approval of the Board of Trustees of the Trust:

                     New Name                                                        Old Name
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money                    Chase Vista 100% U.S. Treasury Securities Market
Fund ("USTS")
                                                                  Money Market Fund
JPMorgan U.S. Government Money Market Fund ("USG")              Chase Vista U.S. Government Money Market Fund
JPMorgan Treasury Plus Money Market Fund ("TP")                 Chase Vista Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund II ("FED")                   Chase Vista Federal Money Market Fund
JPMorgan Prime Money Market Fund II ("PRM")                     Chase Vista Prime Money Market Fund
JPMorgan Tax Free Money Market Fund ("TF")                      Chase Vista Tax Free Money Market Fund
JPMorgan New York Tax Free Money Market Fund ("NYTF")           Chase Vista New York Tax Free Money Market Fund
JPMorgan California Tax Free Money Money Market Fund ("CTF")    Chase Vista California Tax Free Money Money
Market Fund

The Funds offer various classes of shares as follows:

      Fund                                                                        Classes Offered
-------------------------------------------------------------------------------------------------------------------------------
USTS                                                             Vista, Premier, Institutional
USG                                                              Vista, Premier, Institutional
TP                                                               Vista, Premier, Institutional
FED                                                              Vista, Premier, Institutional, Reserve
PRM                                                              Vista, Premier, Institutional, Reserve,
                                                                     B Shares, C Shares
TF                                                               Vista, Premier, Institutional, Reserve
NYTF                                                             Vista, Reserve
CTF                                                              Vista

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing expenses and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                           Notes to Financial Statements (unaudited) (continued)

      A. Valuation of investments -- Money market instruments are valued at amortized cost which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

      B. Repurchase and reverse repurchase agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian or a bank in which the custodian bank has entered into a subcustodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral may be delayed or limited.

      At all times that a reverse repurchase agreement is outstanding, the Fund segregates assets with a value at least equal to its obligation under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund's use of the proceeds of the reverse repurchase agreement may also effectively be restricted pending such decisions.

      During the six months ended February 28, 2001, PRM entered into two reverse repurchase agreements totaling $98,760,000 at 6.55%. Interest expense totaled $53,907, which is included in Other expenses on the Statement of Operations. The agreements, which matured September 25, 2000, were collateralized by Federal Home Loan Bank notes with a par value totaling $100,000,000, due November 24, 2000 and December 8, 2000, respectively.

      C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts.

      D. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net income, including net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

JPMorgan Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

      E. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

      F. Income and Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses (e.g. transfer agent fees), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

      A. Investment advisory fee-- Pursuant to separate Investment Advisory Agreements, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") (formerly Chase Fleming Asset Management (USA) Inc., formerly Chase Asset Management Inc.) acts as the investment adviser to the Funds. JPMFAM is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. (formerly The Chase Manhattan Corporation). As investment adviser, JPMFAM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets for each respective Fund. The Adviser (and its predecessor) voluntarily waived fees as outlined in Note 2.E. below.

      Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. acted as the investment advisor to each Fund and JPMFAM acted as the sub-investment adviser to each Fund. Pursuant to a Sub-Investment Investment Advisory Agreement between Chase and JPMFAM for each fund other than TF, JPMFAM was entitled to

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                           Notes to Financial Statements (unaudited) (continued)

      receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each Fund's average daily net assets. The Investment Advisory Agreement between each Fund and Chase has been assigned to JPMFAM.

      B. Shareholder and Fund servicing fees -- The Trust adopted Administrative Service Plans which, among other things, provide that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent receives a fee. The fee is computed daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Vista and Reserve Classes, 0.25% of the average daily net assets of the Premier, B Share and C Share Classes, and 0.10% of the average daily net assets of the Institutional Class of each Fund.

      Chase and certain of its affiliates are the only Shareholder Servicing Agents. The Shareholder Servicing Agents have voluntarily waived fees as outlined in Note 2.E. below.

      C Distribution and sub-administrations fees -- Pursuant to a Distribution and Sub-Administration Agreement, J.P. Morgan Fund Distributors, Inc. (the "Distributor") (formerly Vista Fund Distributors, Inc.), a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS"), acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee computed daily and paid monthly of 0.05% of the average daily net assets of each Fund.

      The Trustees have adopted plans of distribution under the 1940 Act for the Premier Shares of USG (the "Premier Plan"), for the Vista Shares of each Fund (the "Vista Plan") except for PRM, for the Reserve Shares of FED, PRM, TF and NYTF (the "Reserve Plan") and for the B Shares and C Shares of PRM (the "B Plan" and "C Plan", respectively). There are no distribution plans for the Institutional Shares. The Premier, Vista, Reserve, B and C Share Plans pay the Distributor a distribution fee. The fee is computed daily and paid monthly at an annual rate of: 0.10% of the average daily net assets of the Vista Class of each Fund (except PRM), 0.10% of the average daily net assets of the USG Premier Class, 0.30% of the average daily net assets of the Reserve Class of FED, PRM, TF and NYTF, and 0.75% of the average daily net assets of the B Shares and C Shares of PRM.

      The Distributor voluntarily waived fees as outlined in Note 2.E. below.

JPMorgan Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

      D. Administration fee -- Pursuant to the Administration Agreement, Chase (the "Administrator") provides certain administration services and facilities to each Fund at a fee computed daily and paid monthly at the annual rate equal to 0.05% of the respective Fund's average daily net assets. The Administrator voluntarily waived fees as outlined in Note 2.E. below.

      E. Waiver of fees -- For the six months ended February 28, 2001, the Funds' vendors voluntarily waived fees for each of the Funds as follows (amounts in thousands):

                                                   Shareholder
                                  Administration    Servicing      Distribution
--------------------------------------------------------------------------------
    USTS ...................          $1,022          $  308          $1,488
    USG ....................           1,858             620             910
    TP .....................             503             726              --
    FED ....................              --             318              --
    PRM ....................           1,129           3,935              --
    TF .....................              --             807              --
    NYTF ...................             484              --             580
    CTF ....................              --              92              23

      F. Other -- Certain officers of the Trust are officers of the Distributor or of its parent corporation, BISYS. Chase provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

      The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Concentration of Credit Risk

As of February 28, 2001, PRM invested 90.3% of its net assets in securities issued by institutions in the financial services industry including banks, broker dealers and insurance companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

TF, NYTF and CTF invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                           Notes to Financial Statements (unaudited) (continued)

political subdivisions and duly constituted authorities, with NYTF primarily investing in issuers in the State of New York, and CTF primarily investing in issuers in the State of California. As of February 28, 2001, TF invested 15.0% of its net assets in issuers in the State of Texas. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

4. Trustee Compensation

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended February 28, 2001, included in Trustees Fees in the Statement of Operations and accrued pension liability included in Other Accrued Liabilities in the Statement of Assets and Liabilities, were as follows (in thousands):

                                                  Pension           Accrued
                    Fund                          Expenses     Pension Liability
--------------------------------------------------------------------------------
    USTS .............................              $ 48            $  370
    USG ..............................                75               683
    TP ...............................                26               257
    FED ..............................                13               104
    PRM ..............................               189             1,199
    TF ...............................                17               137
    NYTF .............................                18               141
    CTF ..............................                 1                 6

JPMorgan Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

5. Reorganizations

On October 20, 2000, PRM acquired all the net assets of Chase Vista Cash Management Fund (CM) pursuant to a Reorganization Plan approved by CM shareholders on October 5, 2000. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, each shareholder of CM received shares in PRM with a value equal to their holdings in CM. Holders of Vista Class Shares in CM received Vista Class Shares in PRM, holders of Premier Class Shares in CM received Premier Class Shares in PRM and holders of Institutional Class Shares in CM received Institutional Class Shares in PRM.

The following is a summary of shares outstanding, net assets and net asset values per share immediately before and after the reorganization:

                                                                       After
                                    Before Reorganization         Reorganization
                               -------------------------------   ---------------
                                     CM              PRM                PRM
                               --------------   --------------   ---------------
Vista Shares
     Shares ................    6,780,303,378    2,020,776,873     8,801,080,251
     Net Assets ............   $6,779,513,682   $2,017,127,824   $ 8,796,641,506
     Net Asset Value .......            $1.00            $1.00             $1.00
Premier Shares
     Shares ................      383,299,637    1,852,607,948     2,235,907,585
     Net Assets ............   $  383,301,511   $1,852,650,154   $ 2,235,951,665
     Net Asset Value .......            $1.00            $1.00             $1.00
Institutional Shares
     Shares ................    3,333,130,912    9,511,943,317    12,845,074,229
     Net Assets ............   $3,332,909,551   $9,515,447,112   $12,848,356,663
     Net Asset Value .......            $1.00            $1.00             $1.00
Reserve Shares
     Shares ................                             1,211             1,211
     Net Assets ............                    $        1,211   $         1,211
     Net Asset Value .......                             $1.00             $1.00
B Shares
     Shares ................                        20,765,128        20,765,128
     Net Assets ............                    $   20,763,172   $    20,763,172
     Net Asset Value .......                             $1.00             $1.00
C Shares
     Shares ................                           139,800           139,800
     Net Assets ............                    $      139,808   $       139,808
     Net Asset Value .......                             $1.00                $1

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                           Notes to Financial Statements (unaudited) (continued)

On February 16, 2001, PRM acquired all the net assets of Chase Money Market Fund
(CMMF) pursuant to a Reorganization Plan approved by CMMF shareholders on January 26, 2001. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, each shareholder of CMMF received shares in PRM with a value equal to their holdings in CMMF. Holders of Investor Class Shares in CMMF received Vista Class Shares in PRM, holders of Premier Class Shares in CMMF received Premier Class Shares in PRM.

The following is a summary of shares outstanding, net assets and net asset values per share immediately before and after the reorganization:

                                                                      After
                                   Before Reorganization         Reorganization
                              -------------------------------    ---------------

                                 CMMF                PRM               PRM
                              ------------    ---------------    ---------------
Vista Shares
     Shares ................                   10,186,612,136     10,192,134,877
     Net Assets ............                  $10,182,180,207    $10,187,704,072
     Net Asset Value .......                            $1.00              $1.00
Premier Shares
     Shares ................                    2,041,521,265      2,148,011,818
     Net Assets ............                  $ 2,041,548,458    $ 2,148,063,620
     Net Asset Value .......                            $1.00              $1.00
Institutional Shares
     Shares ................                   18,927,279,631     18,927,279,631
     Net Assets ............                  $18,930,648,847    $18,930,648,847
     Net Asset Value .......                            $1.00              $1.00
Reserve Shares
     Shares ................                            1,232              1,232
     Net Assets ............                  $         1,231    $         1,231
     Net Asset Value .......                            $1.00              $1.00
B Shares
     Shares ................                       11,626,267         11,626,267
     Net Assets ............                  $    11,624,360    $    11,624,360
     Net Asset Value .......                            $1.00              $1.00
C Shares
     Shares ................                          186,694            186,694
     Net Assets ............                  $       186,703    $       186,703
     Net Asset Value .......                            $1.00              $1.00
Investor Shares
     Shares ................     5,522,741
     Net Assets ............  $  5,523,865
     Net Asset Value .......         $1.00
Premier Shares
     Shares ................   106,490,553
     Net Assets ............  $106,515,162
     Net Asset Value .......         $1.00

JPMorgan FUNDS
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

6. Subsequent Events

On April 3, 2001, the Board of Trustees of Mutual Fund Trust approved a Plan of Reorganization (the "Reorganization Plan") between the Funds listed below. Under the Reorganization Plan, the acquired Fund would transfer all of its assets and liabilities to the acquiring Fund in a tax-free reorganization. In exchange, shareholders of the acquired Fund would receive shares of the acquiring Fund with a value equal to their respective holdings in the acquired Fund. The costs and expenses associated with the Reorganization will be borne by the Advisor and not by the Funds (or by the shareholders of either Fund). The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Funds.

      Acquiring Fund                       Acquired Fund
--------------------------------------------------------------------------------
      TP                        J.P. Morgan Treasury Money Market
                                  Reserves Fund
      TP                        J.P. Morgan Institutional Treasury Money
                                  Market Fund
      TP                        J.P. Morgan Institutional Service Treasury
                                  Money Market Fund
      FED                       J.P. Morgan Federal Money Market Fund
      FED                       J.P. Morgan Institutional Federal Money
                                  Market Fund
      FED                       J.P. Morgan Institutional Service Federal
                                  Money Market Fund
      PRM                       J.P. Morgan Prime Money Market Fund
      PRM                       J.P. Morgan Institutional Prime Money
                                  Market Fund
      PRM                       J.P. Morgan Institutional Service Prime Money
                                  Market Fund
      PRM                       J.P. Morgan Manager's Money Market Fund
      PRM                       JPM Institutional Money Market Fund, Ltd.
      PRM                       J.P. Morgan Institutional Service Money
                                  Market Fund, Ltd.
      PRM                       J.P. Morgan Prime Money Market
                                  Reserves Fund
      PRM                       J.P. Morgan Institutional Prime Direct Money
                                  Market Fund
      PRM                       J.P. Morgan Prime Cash Management Fund
      TF                        J.P. Morgan Tax Exempt Money Market Fund
      TF                        J.P. Morgan Institutional Tax Exempt Money
                                  Market Fund
      TF                        J.P. Morgan Institutional Service Tax Exempt
                                  Money Market Fund

JPMorgan Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

7.     Capital Share Transactions

Capital share transactions were as follows for the periods presented (amounts in thousands):

100% U.S. TREASURY SECURITIES MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                           Vista                       Premier                Institutional
------------------------------------------------------------------------------------------------------------------------------------
                                                    Amount        Shares         Amount       Shares         Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $  7,218,528     7,218,528    $   171,318      171,318    $  4,354,138     4,354,138
Shares issued in reinvestment of
  distributions                                     69,139        69,139          2,521        2,521          17,436        17,436
Shares redeemed                                 (7,100,597)   (7,100,597)      (157,525)    (157,525)     (3,521,171)   (3,521,171)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding       $    187,070       187,070    $    16,314       16,314    $    850,403       850,403
====================================================================================================================================

                                                                           Year Ended August 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $ 12,269,163    12,269,163    $   398,033      398,033    $  5,690,875     5,690,875
Shares issued in reinvestment of
  distributions                                    127,472       127,472          3,353        3,353          32,950        32,950
Shares redeemed                                (12,174,395)  (12,174,395)      (309,408)    (309,408)     (5,746,903)   (5,746,903)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
  outstanding                                 $    222,240       222,240    $    91,978       91,978    $    (23,078)      (23,078)
====================================================================================================================================

U.S. GOVERNMENT MONEY MARKET FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                           Vista                       Premier                Institutional
------------------------------------------------------------------------------------------------------------------------------------
                                                    Amount        Shares         Amount       Shares        Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $ 11,273,845    11,273,845    $ 4,020,136    4,020,136    $ 15,158,244    15,158,244
Shares issued in reinvestment of
  distributions                                     47,761        47,761         14,249       14,249          39,604        39,604
Shares redeemed                                (10,764,064)  (10,764,064)    (4,085,262)  (4,085,262)    (14,127,954)  (14,127,954)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
  outstanding                                 $    557,542       557,542    $   (50,877)     (50,877)   $  1,069,894     1,069,894
====================================================================================================================================

                                                                         Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $ 21,070,138    21,070,138    $ 7,472,951    7,472,951    $ 24,558,779    24,558,779
Shares issued in reinvestment of
  distributions                                     99,652        99,652         30,191       30,191          78,208        78,208
Shares redeemed                                (21,310,059)  (21,310,059)    (7,291,128)  (7,291,128)    (24,911,228)  (24,911,228)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
  outstanding                                 $   (140,269)     (140,269)   $   212,014      212,014    $   (274,241)     (274,241)
====================================================================================================================================

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                           Notes to Financial Statements (unaudited) (continued)

TREASURY PLUS MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                           Vista                       Premier                 Institutional
------------------------------------------------------------------------------------------------------------------------------------
                                                    Amount         Shares         Amount        Shares      Amount        Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $  5,667,021      5,667,021    $ 1,733,992     1,733,992   $  5,682,951     5,682,951
Shares issued in reinvestment of
  distributions                                     25,378         25,378          2,511         2,511         18,365        18,365
Shares redeemed                                 (5,668,246)    (5,668,246)    (1,616,727)   (1,616,727)    (5,530,606)   (5,530,606)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding       $     24,153         24,153    $   119,776       119,776   $    170,710       170,710
====================================================================================================================================

                                                                            Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $ 10,985,282     10,985,282    $ 2,838,587     2,838,587    $ 9,562,850     9,562,850
Shares issued in reinvestment of
  distributions                                     54,114         54,114          5,041         5,041         36,706        36,706
Shares redeemed                                (11,406,802)   (11,406,802)   $(3,091,819)   (3,091,819)    (9,674,902)   (9,674,902)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding       $   (367,406)      (367,406)   $  (248,191)     (248,191)   $   (75,346)      (75,346)
====================================================================================================================================

FEDERAL MONEY MARKET FUND II

------------------------------------------------------------------------------------------------------------------------------------
                                                     Vista                  Premier             Institutional        Reserve *
------------------------------------------------------------------------------------------------------------------------------------
                                                Amount    Shares      Amount       Shares        Amount    Shares    Amount  Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                              $   708,872     708,872   $ 289,945      289,945   $ 2,115,267     2,115,267  $ 2    2
Shares issued in reinvestment of
  distributions                               10,784      10,784       6,711        6,711         2,335        2,335    24    24
Shares redeemed                             (623,235)   (623,235)   (263,210)    (263,210)   (1,497,910)  (1,497,910)   --    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                            $    96,421      96,421   $  33,446       33,446   $   619,692      619,692   $26    26
====================================================================================================================================

                                                                       Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                              $ 1,370,953   1,370,953   $ 373,817      373,817   $ 2,941,384    2,941,384   $ 1      1
Shares issued in reinvestment of
  distributions                               22,852      22,852      13,241       13,241         4,454        4,454    --     --
Shares redeemed                           (1,367,229) (1,367,229)   (406,427)    (406,427)   (2,907,355)  (2,907,355)   --     --
Net increase (decrease) in Fund shares
------------------------------------------------------------------------------------------------------------------------------------
  outstanding                            $    26,576      26,576   $ (19,369)     (19,369)  $    38,483       38,483   $ 1      1
====================================================================================================================================

* Reserve Shares commencement of offering, 7/31/00.

JPMorgan Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

PRIME MONEY MARKET FUND II

------------------------------------------------------------------------------------------------------------------------------------
                                                       Vista                         Premier                    Institutional
------------------------------------------------------------------------------------------------------------------------------------
                                                Amount         Shares          Amount         Shares       Amount          Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                               $ 17,566,582     17,566,583    $  9,233,024      9,232,997    $ 60,264,436     60,264,436
Shares issued in connection with the
acquisition of Chase Vista Cash
Management Fund (Note 5)                     6,779,514      6,780,303         383,301        383,300       3,332,910      3,333,131
Shares issued in connection with the
acquisition of Chase Money Market
Fund (Note 5)                                    5,523          5,523         106,515        106,491              --             --
Shares issued in reinvestment of
distributions                                  137,134        137,134          29,242         29,242         268,238        268,238
Shares redeemed                            (15,754,899)   (15,754,899)     (9,534,082)    (9,534,082)    (55,958,220)   (55,958,218)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding   $  8,733,854      8,734,644    $    218,000        217,948    $  7,907,364      7,907,587
====================================================================================================================================

                                                                         Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                               $  7,131,346      7,131,346    $ 13,034,051     13,034,051    $ 82,896,178     82,896,178
Shares issued in reinvestment of
distributions                                   39,797         39,797          37,777         37,777         352,349        352,349
Shares redeemed                             (6,207,576)    (6,207,576)    (12,325,229)   (12,325,229)    (81,986,141)   (81,986,141)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding   $    963,567        963,567    $    746,599        746,599    $  1,262,386      1,262,386
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                       Reserve *                        B                               C
------------------------------------------------------------------------------------------------------------------------------------
                                                Amount         Shares          Amount         Shares          Amount         Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                               $        122            122    $     52,684         52,684    $      1,076          1,076
Shares issued in reinvestment of
distributions                                       --             --             280            280               3              3
Shares redeemed                                     --             --         (51,409)       (51,409)           (814)          (814)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding   $        122            122    $      1,555          1,555    $        265            265
====================================================================================================================================

                                                                       Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                               $          1              1    $    135,290        135,290    $      7,817          7,817
Shares issued in reinvestment of
distributions                                       --             --             806            806               8              8
Shares redeemed                                     --             --        (161,484)      (161,484)         (7,925)        (7,925)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
shares outstanding                        $          1              1    $    (25,388)       (25,388)   $       (100)          (100)
====================================================================================================================================

* Reserve Shares commencement of offering, 7/31/00.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                           Notes to Financial Statements (unaudited) (continued)

TAX FREE MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                 Vista                 Premier               Institutional            Reserve *
------------------------------------------------------------------------------------------------------------------------------------
                                          Amount       Shares      Amount     Shares        Amount   Shares    Amount     Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months Ended February 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                          $ 1,393,591    1,393,591   $ 143,139    143,139   $ 2,747,117    2,747,117  $    --         --
Shares issued in reinvestment of
  distributions                            6,172        6,172         990        990         7,194        7,194       --         --
Shares redeemed                       (1,321,879)  (1,321,879)   (165,103)  (165,103)   (2,689,953)  (2,689,953)      --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
  shares outstanding                 $    77,884       77,884   $ (20,974)   (20,974)  $    64,358       64,358  $    --         --
====================================================================================================================================

                                                                  Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                          $ 2,078,075    2,078,075   $ 343,481    343,481   $ 3,019,983    3,019,983  $      1          1
Shares issued in reinvestment of
  distributions                           12,007       12,007       2,982      2,982         9,475        9,475        --         --
Shares redeemed                       (1,949,740)  (1,949,740)   (356,488)  (356,488)   (2,865,404)  (2,865,404)       --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
  shares outstanding                 $   140,342      140,342   $ (10,025)   (10,025)  $   164,054      164,054  $      1          1
====================================================================================================================================

* Reserve Shares commencement of offering, 7/31/00

NEW YORK TAX FREE MONEY MARKET FUND

------------------------------------------------------------------------------------
                                                Vista                 Reserve *
------------------------------------------------------------------------------------
                                          Amount       Shares      Amount     Shares
------------------------------------------------------------------------------------
                                              Six Months Ended February 28, 2001
------------------------------------------------------------------------------------
Shares sold                          $ 2,035,723    2,035,723   $      --         --
Shares issued in reinvestment of
  distributions                           20,268       20,268          --         --
Shares redeemed                       (1,665,727)  (1,665,727)         --         --
------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                        $   390,264      390,264   $      --         --
====================================================================================

                                               Year Ended August 31, 2000
------------------------------------------------------------------------------------
Shares sold                          $ 3,464,112    3,464,112   $       1          1
Shares issued in reinvestment of
  distributions                           37,398       37,398          --         --
Shares redeemed                       (3,174,889)  (3,174,889)         --         --
------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                        $   326,621      326,621   $       1          1
====================================================================================

* Reserve Shares commencement of offering, 7/31/00.

JPMorgan Funds
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

CALIFORNIA TAX FREE MONEY MARKET FUND

------------------------------------------------------------------------------------
                                                                  Vista
------------------------------------------------------------------------------------
                                                           Amount        Shares
------------------------------------------------------------------------------------
                                                  Six Months Ended February 28, 2001
------------------------------------------------------------------------------------
Shares sold                                             $ 148,497       148,497
Shares issued in reinvestment of distributions                457           457
Shares redeemed                                          (137,916)     (137,916)
------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $  11,038        11,038
====================================================================================

                                                      Year Ended August 31, 2000
------------------------------------------------------------------------------------
Shares sold                                             $ 243,038       243,038
Shares issued in reinvestment of distributions                732           732
Shares redeemed                                          (233,891)     (233,891)
------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $   9,879         9,879
====================================================================================

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                  100% U.S. Treasury Securities Money Market  Fund^
                                                    --------------------------------------------------------------------------------
                                                                                           Vista Shares
                                                    --------------------------------------------------------------------------------
                                                      9/1/00                Year Ended August 31,             12/1/95++     9/1/00
                                                      Through    ----------------------------------------     Through      Through
                                                      2/28/01     2000        1999       1998        1997     8/31/96      2/28/01
                                                      -------    ------      ------     ------      ------   ---------     -------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..............    $ 1.00    $ 1.00      $ 1.00     $ 1.00      $ 1.00      $ 1.00       $1.00
                                                       ------    ------      ------     ------      ------      ------       -----
Income from Investment Operations:
   Net Investment Income ..........................      0.03      0.05        0.04       0.05        0.05        0.04        0.03
   Less Dividends from Net
     Investment Income ............................      0.03      0.05        0.04       0.05        0.05        0.04        0.03
                                                       ------    ------      ------     ------      ------      ------       -----
Net Asset Value, End of Period ....................    $ 1.00    $ 1.00      $ 1.00     $ 1.00      $ 1.00      $ 1.00       $1.00
                                                       ======    ======      ======     ======      ======      ======       =====
Total Return ......................................      2.79%     5.02%       4.31%      4.92%       4.87%        3.50%       2.84%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...........    $3,723    $3,535      $3,312     $3,051      $2,376      $1,672       $ 132
Ratios to Average Net Assets#:
   Expenses .......................................      0.59%     0.59%       0.59%      0.59%       0.59%        0.60%       0.48%
   Net Investment Income ..........................      5.54%     4.92%       4.15%      4.78%       4.74%        4.58%       5.65%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .........................      0.71%     0.71%       0.71%      0.71%       0.71%        0.68%       0.52%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..........      5.42%     4.80%       4.03%      4.66%       4.62%        4.50%       5.61%
====================================================================================================================================

                                                                  100% U.S. Treasury Securities Money Market Fund^
                                                                -----------------------------------------------------
                                                                             Premier Shares
                                                                -----------------------------------------------------
                                                                          Year Ended August 31,              6/3/96*
                                                               ----------------------------------------      Through
                                                               2000       1999        1998        1997       8/31/96
                                                               -----      -----       -----       -----      -------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..............            $1.00      $1.00       $1.00       $1.00        $1.00
                                                               -----      -----       -----       -----        -----
Income from Investment Operations:
   Net Investment Income ..........................             0.05       0.04        0.05        0.05         0.01
   Less Dividends from Net
     Investment Income ............................             0.05       0.04        0.05        0.05         0.01
                                                               -----      -----       -----       -----        -----
Net Asset Value, End of Period ....................            $1.00      $1.00       $1.00       $1.00        $1.00
                                                               =====      =====       =====       =====        =====
Total Return ......................................             5.12%      4.40%       5.00%       4.91%        1.11%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...........            $ 116      $  24       $  22       $   6       $    1
Ratios to Average Net Assets#:
   Expenses .......................................             0.49%      0.50%       0.51%       0.55%        0.42%
   Net Investment Income ..........................             5.02%      4.22%       4.99%       4.80%        3.45%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .........................             0.53%      0.56%       0.78%       0.80%        0.42%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..........             4.98%      4.16%       4.72%       4.55%        3.45%
====================================================================================================================

++    In 1996, the Fund changed its fiscal year-end from November 30 to August
      31.
*     Commencement of offering of class of shares.
#     Short periods have been annualized.
^     Formerly Chase Vista 100% U.S. Treasury Securities Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                     Financial Highlights (unaudited)(continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                   100% U.S. Treasury Securities  Money Market Fund^
                                                                                ----------------------------------------------------
                                                                                                Institutional     Shares
                                                                                ----------------------------------------------------
                                                                               9/1/00         Year Ended August 31,          6/3/96*
                                                                               Through   ------------------------------      Through
                                                                               2/28/01     2000     1999     1998    1997    8/31/96
                                                                               -------     ----     ----     ----    ----    -------
Per Share Operating Performance
Net Asset Value, Beginning of Period ........................................   $ 1.00     $1.00    $1.00   $1.00   $1.00   $1.00
                                                                                ------     -----    -----  ------   -----   -----
Income from Investment Operations:
   Net Investment Income ....................................................     0.03      0.05     0.05    0.05    0.05    0.01
   Less Dividends from Net Investment Income ................................     0.03      0.05     0.05    0.05    0.05    0.01
                                                                                ------     -----    -----  ------   -----   -----
Net Asset Value, End of Period ..............................................   $ 1.00     $1.00    $1.00   $1.00   $1.00   $1.00
                                                                                ======     =====    =====  ======   =====   =====
Total Return ................................................................     2.96%     5.38%    4.67%   5.30%   5.20%   1.23%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) .....................................   $1,722     $ 872    $ 895  $1,796   $  81   $   1
Ratios to Average Net Assets#:
   Expenses .................................................................     0.25%     0.25%    0.24%   0.21%   0.27%   0.21%
   Net Investment Income ....................................................     5.88%     5.26%    4.51%   5.13%   5.06%   3.65%
   Expenses Without Waivers, Reimbursements and Earnings Credits ............     0.34%     0.34%    0.32%   0.25%   0.27%   0.21%
   Net Investment Income Without Waivers, Reimbursements and Earnings Credits     5.79%     5.17%    4.43%   5.09%   5.06%   3.65%
====================================================================================================================================

*     Commencement of offering of class of shares.
#     Short periods have been annualized.
^     Formerly Chase Vista 100% U.S. Treasury Securities Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                         U.S. Government Money   Market Fund^
                                                                                ---------------------------------------------------
                                                                                                       Vista        Shares
                                                                                ---------------------------------------------------
                                                                               9/1/00               Year Ended     August 31,
                                                                               Through   ----------------------------------------
                                                                               2/28/01    2000     1999    1998     1997     1996
                                                                               -------    ----     ----    ----     ----     ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ........................................   $ 1.00   $ 1.00   $ 1.00  $1.00   $ 1.00   $ 1.00
                                                                                ------   ------   ------ ------   ------   ------
Income from Investment Operations:
   Net Investment Income ....................................................     0.03     0.05     0.04   0.05     0.05     0.05
   Less Dividends from Net Investment Income ................................     0.03     0.05     0.04   0.05     0.05     0.05
                                                                                ------   ------   ------ ------   ------   ------
Net Asset Value, End of Period ..............................................   $ 1.00   $ 1.00   $ 1.00 $ 1.00   $ 1.00   $ 1.00
                                                                                ======   ======   ====== ======   ======   ======
Total Return ................................................................     2.91%    5.48%    4.55%  5.14%    5.04%    4.97%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) .....................................   $3,956   $3,398   $3,538 $3,033   $2,139   $2,057
Ratios to Average Net Assets#:
   Expenses .................................................................     0.59%    0.59%    0.59%  0.59%    0.59%    0.65%
   Net Investment Income ....................................................     5.78%    5.35%    4.46%  5.01%    4.93%    4.83%
   Expenses Without Waivers, Reimbursements and Earnings Credits ............     0.68%    0.69%    0.69%  0.70%    0.72%    0.73%
   Net Investment Income Without Waivers, Reimbursements and Earnings Credits     5.69%    5.25%    4.36%  4.90%    4.80%    4.75%
====================================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista U.S. Government Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                            U.S. Government Money Market Fund^
                                                 --------------------------------------------------------------
                                                                          Premier Shares
                                                 -------------------------------------------------------------
                                                  9/1/00                     Year Ended August 31,
                                                 Through       ---------------------------------------------
                                                 2/28/01       2000         1999      1998      1997      1996
                                                 -------       ----         ----      ----      ----      ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ......      $ 1.00       $ 1.00       $1.00     $ 1.00    $1.00     $1.00
                                                 ------       ------       -----     ------    -----     -----
Income from Investment Operations:
   Net Investment Income ..................        0.03         0.05        0.05       0.05     0.05      0.05
   Less Dividends from Net
     Investment Income ....................        0.03         0.05        0.05       0.05     0.05      0.05
                                                 ------       ------       -----     ------    -----     -----
Net Asset Value, End of Period ............      $ 1.00       $ 1.00       $1.00     $ 1.00    $1.00     $1.00
                                                 ======       ======       =====     ======    =====     =====
Total Return ..............................        2.98%        5.62%       4.70%      5.25%    5.08%     5.15%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...      $1,083       $1,134       $ 922     $1,084    $ 837     $ 802
Ratios to Average Net Assets#:
   Expenses ...............................        0.45%        0.45%       0.45%      0.48%    0.55%     0.55%
   Net Investment Income ..................        5.96%        5.50%       4.60%      5.12%    4.97%     5.04%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................        0.58%        0.58%       0.58%      0.60%    0.60%     0.59%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..        5.83%        5.37%       4.47%      5.00%    4.92%     5.00%
===============================================================================================================

                                                               U.S. Government Money Market Fund^
                                                 ----------------------------------------------------------
                                                                    Institutional Shares
                                                 ----------------------------------------------------------
                                                 9/1/00                  Year Ended August 31,
                                                 Through     ----------------------------------------------
                                                 2/28/01     2000      1999      1998      1997      1996
                                                 -------     ----      ----      ----      ----      ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ......       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                  ------    ------    ------    ------    ------    ------
Income from Investment Operations:
   Net Investment Income ..................         0.03      0.06      0.05      0.05      0.05      0.05
   Less Dividends from Net
     Investment Income ....................         0.03      0.06      0.05      0.05      0.05      0.05
                                                  ------    ------    ------    ------    ------    ------
Net Asset Value, End of Period ............       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                  ======    ======    ======    ======    ======    ======
Total Return ..............................         3.08%     5.83%     4.92%     5.51%     5.40%     5.45%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...       $3,708    $2,639    $2,913    $2,797    $2,955    $1,182
Ratios to Average Net Assets#:
   Expenses ...............................         0.26%     0.26%     0.25%     0.24%     0.24%     0.27%
   Net Investment Income ..................         6.09%     5.66%     4.80%     5.36%     5.29%     5.30%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................         0.32%     0.33%     0.31%     0.24%     0.24%     0.27%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..         6.03%     5.59%     4.74%     5.36%     5.29%     5.30%
===========================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista U.S. Government Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                               Treasury Plus Money Market Fund^
                                                 ---------------------------------------------------------
                                                                         Vista Shares
                                                 ---------------------------------------------------------
                                                 9/1/00              Year Ended August 31,        5/6/96*
                                                 Through    ----------------------------------    Through
                                                 2/28/01    2000      1999      1998      1997    8/31/96
                                                 -------    ----      ----      ----      ----    -------
Per Share Operating Performance
Net Asset Value, Beginning of Period ......      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                 ------    ------    ------    ------    ------    ------
Income from Investment Operations:
   Net Investment Income ..................        0.03      0.05      0.04      0.05      0.05      0.02
   Less Dividends from Net
     Investment Income ....................        0.03      0.05      0.04      0.05      0.05      0.02
                                                 ------    ------    ------    ------    ------    ------
Net Asset Value, End of Period ............      $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                 ======    ======    ======    ======    ======    ======
Total Return ..............................        2.86%     5.29%     4.39%     5.05%     4.89%     1.50%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...      $1,391    $1,367    $1,734    $1,316    $1,606    $1,382
Ratios to Average Net Assets#:
   Expenses ...............................        0.59%     0.59%     0.59%     0.59%     0.59%     0.59%
   Net Investment Income ..................        5.70%     5.14%     4.27%     4.92%     4.79%     4.63%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................        0.70%     0.71%     0.69%     0.70%     0.70%     0.73%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..        5.59%     5.02%     4.17%     4.81%     4.68%     4.49%
==========================================================================================================

                                                          Treasury Plus Money Market Fund^
                                                 --------------------------------------------------
                                                                  Premier Shares
                                                 --------------------------------------------------
                                                 9/1/00               Year Ended August 31,
                                                 Through    ---------------------------------------
                                                 2/28/01    2000     1999    1998     1997     1996
                                                 -------    ----     ----    ----     ----     ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ......       $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
                                                  -----    -----    -----   -----    -----    -----
Income from Investment Operations:
   Net Investment Income ..................        0.03     0.05     0.04    0.05     0.05     0.05
   Less Dividends from Net
     Investment Income ....................        0.03     0.05     0.04    0.05     0.05     0.05
                                                  -----    -----    -----   -----    -----    -----
Net Asset Value, End of Period ............       $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
                                                  =====    =====    =====   =====    =====    =====
Total Return ..............................        2.93%    5.44%    4.54%   5.18%    4.98%    5.07%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...       $ 348    $ 228    $ 476   $ 155    $ 131    $ 106
Ratios to Average Net Assets#:
   Expenses ...............................        0.45%    0.45%    0.45%   0.46%    0.51%    0.52%
   Net Investment Income ..................        5.83%    5.28%    4.42%   5.06%    4.88%    4.85%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................        0.50%    0.51%    0.50%   0.50%    0.53%    0.63%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..        5.78%    5.22%    4.37%   5.02%    4.86%    4.74%
====================================================================================================

#     Short periods have been annualized.
*     Commencement of offering of class of shares.
^     Formerly Chase Vista Treasury Plus Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                          Treasury Plus Money   Market Fund^
                                                                                ----------------------------------------------------
                                                                                                Institutional      Shares
                                                                                ----------------------------------------------------
                                                                               9/1/00                 Year Ended   August 31,
                                                                               Through      ----------------------------------------
                                                                               2/28/01     2000     1999   1998     1997     1996
                                                                               -------     ----     ----   ----     ----     ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ........................................   $ 1.00    $1.00    $1.00  $1.00    $1.00    $1.00
                                                                                ------    -----    -----  -----    -----    -----
Income from Investment Operations:
   Net Investment Income ....................................................     0.03     0.06     0.05   0.05     0.05     0.05
   Less Dividends from Net Investment Income ................................     0.03     0.06     0.05   0.05     0.05     0.05
                                                                                ------    -----    -----  -----    -----    -----
Net Asset Value, End of Period ..............................................   $ 1.00    $1.00    $1.00  $1.00    $1.00    $1.00
                                                                                ======    =====    =====  =====    =====    =====
Total Return ................................................................     3.04%    5.65%    4.75%  5.44%    5.24%    5.29%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) .....................................   $1,075    $ 904    $ 980  $ 876    $ 292    $ 189
Ratios to Average Net Assets#:
   Expenses .................................................................     0.25%    0.25%    0.24%  0.21%    0.26%    0.30%
   Net Investment Income ....................................................     6.02%    5.48%    4.61%  5.29%    5.16%    5.11%
   Expenses Without Waivers, Reimbursements and Earnings Credits ............     0.35%    0.36%    0.31%  0.25%    0.26%    0.38%
   Net Investment Income Without Waivers, Reimbursements and Earnings Credits     5.92%    5.37%    4.54%  5.25%    5.16%    5.03%
====================================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Treasury Plus Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                Federal Money Market Fund II^
                                               ----------------------------------------------------
                                                                       Vista Shares
                                               ----------------------------------------------------
                                               9/1/00                Year Ended August 31,
                                               Through    ----------------------------------------
                                               2/28/01    2000     1999     1998     1997     1996
                                               -------    ----     ----     ----     ----     ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ......     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                                -----    -----    -----    -----    -----    -----
Income from Investment Operations:
   Net Investment Income ..................      0.03     0.05     0.04     0.05     0.05     0.05
   Less Dividends from Net
     Investment Income ....................      0.03     0.05     0.04     0.05     0.05     0.05
                                                -----    -----    -----    -----    -----    -----
Net Asset Value, End of Period ............     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                                =====    =====    =====    =====    =====    =====
Total Return ..............................      2.83%    5.29%    4.46%    4.94%    4.91%    4.83%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...     $ 673    $ 576    $ 550    $ 359    $ 301    $ 353
Ratios to Average Net Assets#:
   Expenses ...............................      0.70%    0.70%    0.70%    0.70%    0.70%    0.70%
   Net Investment Income ..................      5.62%    5.17%    4.35%    4.88%    4.79%    4.79%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................      0.72%    0.75%    0.78%    0.84%    0.82%    0.93%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..      5.60%    5.12%    4.27%    4.74%    4.67%    4.56%
===================================================================================================

                                                           Federal Money Market Fund II^
                                               ---------------------------------------------------
                                                                Premier Shares
                                               ---------------------------------------------------
                                               9/1/00                Year Ended August 31,
                                               Through    ----------------------------------------
                                               2/28/01    2000     1999     1998     1997     1996
                                               -------    ----     ----     ----     ----     ----
Per Share Operating Performance
Net Asset Value, Beginning of Period ......     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                                -----    -----    -----    -----    -----    -----
Income from Investment Operations:
   Net Investment Income ..................      0.03     0.05     0.05     0.05     0.05     0.05
   Less Dividends from Net
     Investment Income ....................      0.03     0.05     0.05     0.05     0.05     0.05
                                                -----    -----    -----    -----    -----    -----
Net Asset Value, End of Period ............     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                                =====    =====    =====    =====    =====    =====
Total Return ..............................      2.94%    5.50%    4.67%    5.22%    5.12%    5.14%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...     $ 312    $ 279    $ 298    $ 313    $ 400    $ 249
Ratios to Average Net Assets#:
   Expenses ...............................      0.48%    0.50%    0.50%    0.50%    0.50%    0.50%
   Net Investment Income ..................      5.84%    5.35%    4.56%    5.07%    5.01%    4.99%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................      0.48%    0.50%    0.50%    0.51%    0.52%    0.52%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..      5.84%    5.35%    4.56%    5.06%    4.99%    4.97%
===================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Federal Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                          Federal Money Market Fund II^
                                               ---------------------------------------------------------------------------
                                                                 Institutional Shares                     Reserve Shares
                                                ---------------------------------------------------    -------------------
                                                9/1/00               Year Ended August 31,             9/1/00      7/31/00*
                                                Through   -----------------------------------------    Through     Through
                                                2/28/01   2000      1999     1998     1997     1996    2/28/01     8/31/00
                                                -------   ----      ----     ----     ----     ----    -------     -------
Per Share Operating Performance
Net Asset Value, Beginning of Period ......      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $  1.00     $1.00
                                                 -----    -----    -----    -----    -----    -----  ---------     -----
Income from Investment Operations:
   Net Investment Income ..................       0.03     0.06     0.05     0.05     0.05     0.05       0.03      0.01
   Less Dividends from Net
     Investment Income ....................       0.03     0.06     0.05     0.05     0.05     0.05       0.03      0.01
                                                 -----    -----    -----    -----    -----    -----  ---------     -----
Net Asset Value, End of Period ............      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $  1.00     $1.00
                                                 =====    =====    =====    =====    =====    =====  =========     =====
Total Return ..............................       3.05%    5.75%    4.92%    5.46%    5.35%    5.35%      2.78%     0.49%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ...      $ 907    $ 287    $ 248    $ 198    $ 131    $ 141    $     +    $    +
Ratios to Average Net Assets#:
   Expenses ...............................       0.26%    0.26%    0.26%    0.27%    0.27%    0.30%      0.83%     0.79%
   Net Investment Income ..................       6.05%    5.61%    4.79%    5.32%    5.23%    5.20%      5.47%     5.08%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits .................       0.33%    0.34%    0.34%    0.27%    0.27%    0.30%   1873.84%     1.44%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits ..       5.98%    5.53%    4.71%    5.32%    5.23%    5.20%  (1867.54%)    4.43%
===========================================================================================================================

*     Commencement of offering of class of shares.
#     Short periods have been annualized.
+     Amount rounds to less than one million.
^     Formerly Chase Vista Federal Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                   Prime Money Market Fund II^
                                                                          ----------------------------------------------------------
                                                                                         Premier Shares
                                                                          ----------------------------------------------------------
                                                                  9/1/00                  Year Ended August 31,   Through
                                                                                       ---------------------------------------------
                                                                  2/28/01      2000       1999      1998       1997      1996
                                                                  -------      ----       ----      ----       ----      -----
Per Share Operating Performance
Net Asset Value, Beginning of Period ..........................    $ 1.00     $ 1.00     $ 1.00     $1.00     $1.00    $1.00
                                                                   ------     ------     ------     -----     -----    -----
Income from Investment Operations:
  Net Investment Income .......................................      0.03       0.06       0.05      0.05      0.05     0.05
    Less Dividends from Net Investment Income .................      0.03       0.06       0.05      0.05      0.05     0.05
                                                                   ------     ------     ------     -----     -----    -----
Net Asset Value, End of Period ................................    $ 1.00     $ 1.00     $ 1.00     $1.00     $1.00    $1.00
                                                                   ======     ======     ======     =====     =====    =====
Total Return ..................................................      3.06%      5.81%      4.90%     5.44%     5.34%    5.32%
Ratios/Supplemental Data:
  Net Assets, End of Period (millions) ........................    $2,059     $1,841     $1,094     $ 590     $ 499    $ 419
Ratios to Average Net Assets:#
  Expenses ....................................................      0.45%      0.45%      0.45%     0.45%     0.45%    0.45%
  Net Investment Income .......................................      6.04%      5.67%      4.77%     5.29%     5.17%    5.18%
  Expenses Without Waivers, Reimbursements and Earnings Credits      0.48%      0.49%      0.49%     0.51%     0.53%    0.51%
  Net Investment Income Without Waivers, Reimbursements and
    Earnings Credits ..........................................      6.01%      5.63%      4.73%     5.23%     5.09%    5.12%
============================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Prime Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                      Prime Money Market Fund II^
                                                                      --------------------------------------------------------------
                                                                                         Institutional Shares
                                                                      --------------------------------------------------------------
                                                                    9/1/00                    Year Ended August 31,
                                                                   Through          ------------------------------------------------
                                                                   2/28/01       2000       1999       1998     1997      1996
                                                                   -------       ----       ----       ----     ----      -----
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................   $  1.00      $ 1.00     $ 1.00     $ 1.00  $ 1.00     $1.00
                                                                   -------      ------     ------     ------  ------     -----
Income from Investment Operations:
   Net Investment Income .......................................      0.03        0.06       0.05       0.06    0.05      0.05
     Less Dividends from Net Investment Income .................      0.03        0.06       0.05       0.06    0.05      0.05
                                                                   -------      ------     ------     ------  ------     -----
Net Asset Value, End of Period .................................   $  1.00      $ 1.00     $ 1.00     $ 1.00  $ 1.00     $1.00
                                                                   =======      ======     ======     ======  ======     =====
Total Return ...................................................      3.15%       6.01%      5.10%      5.65%   5.49%     5.51%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ........................   $17,338      $9,430     $8,161     $4,722  $1,348     $ 725
Ratios to Average Net Assets:#
   Expenses ....................................................      0.26%       0.26%      0.26%      0.24%      0.25%     0.26%
   Net Investment Income .......................................      6.23%       5.86%      4.96%      5.50%      5.37%     5.33%
   Expenses Without Waivers, Reimbursements and Earnings Credits      0.33%       0.33%      0.33%      0.24%      0.25%     0.26%
   Net Investment Income Without Waivers, Reimbursements and
     Earnings Credits ..........................................      6.16%       5.79%      4.89%      5.50%      5.37%     5.33%
==================================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Prime Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                Prime Money Market Fund II^
                                                                ---------------------------------------------------
                                                                                        B Shares
                                                                ---------------------------------------------------
                                                                   9/1/00            Year Ended August 31,
                                                                  Through -----------------------------------------
                                                                  2/28/01   2000     1999     1998     1997     1996
                                                                  -------   -----    -----    -----    -----   -----
Per Share Operating Performance
Net Asset Value, Beginning of Period ..........................    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00
                                                                   -----    -----    -----    -----    -----   -----

Income from Investment Operations:
  Net Investment Income .......................................     0.03     0.05     0.04     0.05     0.04    0.04
    Less Dividends from Net Investment Income .................     0.03     0.05     0.04     0.05     0.04    0.04
                                                                   -----    -----    -----    -----    -----   -----
Net Asset Value, End of Period ................................    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00
                                                                   =====    =====    =====    =====    =====   =====
Total Return ..................................................     2.66%    4.97%    4.07%    4.60%    4.33%   4.25%
Ratios/Supplemental Data:
  Net Assets, End of Period (millions) ........................    $  12    $  11    $  36    $  29    $  10   $  16
Ratios to Average Net Assets:#
  Expenses ....................................................     1.24%    1.25%    1.25%    1.25%    1.35%   1.47%
  Net Investment Income .......................................     5.25%    4.87%    4.00%    4.49%    4.27%   4.17%
  Expenses Without Waivers, Reimbursements and Earnings Credits     1.25%    1.27%    1.47%    1.50%    1.53%   1.71%
  Net Investment Income Without Waivers, Reimbursements and
    Earnings Credits ..........................................     5.24%    4.85%    3.78%    4.24%    4.09%   3.93%
======================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Prime Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                 Prime Money Market Fund II^
 -------------------------------------------------------------------------------------
                                                          C Shares                           Vista Shares             Reserve Shares
                                               ------------------------------------   --------------------------   -----------------
                                                                                                Year
                                               9/1/00      Year Ended      5/14/98*   9/1/00    Ended    10/1/98*  9/1/00   7/31/00*
                                               Through  -----------------  Through    Through  -------   Through   Through  Through
                                               2/28/01  8/31/00   8/31/99  8/31/98    2/28/01  8/31/00   8/31/99   2/28/01  8/31/00
                                               -------  -------   -------  -------    -------  -------   -------   -------  -------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........  $1.00    $1.00     $1.00     $1.00   $  1.00    $ 1.00    $1.00   $   1.00   $1.00
                                                -----    -----     -----     -----   -------    ------    -----   --------   -----
Income from Investment Operations:
   Net Investment Income .....................   0.03     0.05      0.04      0.01      0.03      0.06      0.04      0.03    0.01
     Less Dividends from Net Investment Income   0.03     0.05      0.04      0.01      0.03      0.06      0.04      0.03    0.01
                                                -----    -----     -----     -----   -------    ------    -----   --------   -----
Net Asset Value, End of Period ...............  $1.00    $1.00     $1.00     $1.00   $  1.00    $ 1.00    $1.00   $   1.00   $1.00
                                                =====    =====     =====     =====   =======    ======    =====   ========   =====
Total Return .................................   2.68%    4.95%     3.85%     1.29%     2.99%     5.65%    4.26%      2.88%   0.50%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ......  $    +   $    +    $    +    $    +  $10,209    $1,475    $ 515   $      +   $   +
Ratios to Average Net Assets:#
   Expenses ..................................   1.24%    1.26%     1.45%     1.50%     0.59%     0.59%    0.59%      0.80%   0.79%
   Net Investment Income .....................   5.25%    4.86%     3.75%     4.21%     5.90%     5.53%    4.61%      5.69%   5.33%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits ....................   1.25%    1.26%     1.45%     1.50%     0.60%     0.61%    0.72%    700.65%   1.45%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits .....   5.24%    4.86%     3.75%     4.21%     5.89%     5.51%    4.48%   (694.16%)  4.67%
====================================================================================================================================

#     Short periods have been annualized.
*     Commencement of offering of classes of shares.
+     Amount rounds to less than one million.
^     Formerly Chase Vista Prime Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                Tax Free Money Market Fund^
 ----------------------------------------------------------------------------------
                                                                       Vista Shares    Reserve Shares
                                                 --------------------------------------------------------    --------------------
                                                 9/1/00                   Year Ended August 31,               9/1/00     7/31/00*
                                                 Through     --------------------------------------------    Through     Through
                                                 2/28/01     2000       1999    1998      1997       1996    2/28/01     8/31/00
                                                 -------     ----       ----    ----      ----       ----    -------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00      $1.00     $1.00
                                                   -----     -----     -----    -----     -----     -----      -----     -----
Income from Investment Operations:
  Net Investment Income ......................      0.02      0.03      0.03     0.03      0.03      0.03       0.02        --
    Less Dividends from Net Investment Income       0.02      0.03      0.03     0.03      0.03      0.03       0.02        --
                                                   -----     -----     -----    -----     -----     -----      -----     -----
Net Asset Value, End of Period ...............     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00      $1.00     $1.00
                                                   =====     =====     =====    =====     =====     =====      =====     =====
Total Return .................................      1.78%     3.37%     2.73%    3.10%     3.12%     2.92%     1.68%     0.30%
Ratios/Supplemental Data:
  Net Assets, End of Period (millions) .......     $ 973     $ 895     $ 754    $ 733     $ 566     $ 574      $    +    $    +
Ratios to Average Net Assets:#
  Expenses ...................................      0.59%     0.59%     0.59%    0.59%     0.59%     0.69%         0.83%     0.79%
  Net Investment Income ......................      3.56%     3.33%     2.68%    3.05%     3.08%     2.89%         3.33%     3.13%
  Expenses Without Waivers, Reimbursements and
    Earnings Credits .........................      0.70%     0.75%     0.73%    0.72%     0.73%     0.80%   1883.58%     1.44%
  Net Investment Income Without Waivers,
    Reimbursements and Earnings Credits ......      3.45%     3.17%     2.54%    2.92%     2.94%     2.78%  (1879.42%)    2.48%
===================================================================================================================================

*     Commencement of offering of class of shares.
#     Short periods have been annualized.
+     Amount rounds to less than one million.
^     Formerly Chase Vista Tax Free Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                            Tax Free Money Market  Fund^
                                                                                 ---------------------------------------------------
                                                                                                  Premier Shares
                                                                                 ---------------------------------------------------
                                                                               9/1/00              Year Ended       August 31,
                                                                               Through    ------------------------------------------
                                                                               2/28/01  2000     1999     1998     1997      1996
                                                                               -------  ----     ----     ----     ----     ------
Per Share Operating Performance
Net Asset Value, Beginning of Period ........................................   $1.00   $1.00    $1.00   $1.00    $1.00    $1.00
                                                                                -----   -----    -----   -----    -----    -----
Income from Investment Operations:
   Net Investment Income ....................................................    0.02    0.03     0.03    0.03     0.03     0.03
      Less Dividends from Net Investment Income .............................    0.02    0.03     0.03    0.03     0.03     0.03
                                                                                -----   -----    -----   -----    -----    -----
Net Asset Value, End of Period ..............................................   $1.00   $1.00    $1.00   $1.00    $1.00    $1.00
                                                                                =====   =====    =====   =====    =====    =====
Total Return ................................................................    1.82%   3.41%    2.78%   3.17%    3.19%    3.12%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) .....................................   $  99   $ 120    $ 130   $ 133    $ 105    $ 145
Ratio to Average Net Assets:#
   Expenses .................................................................    0.51%   0.55%    0.54%   0.53%    0.53%    0.58%
   Net Investment Income ....................................................    3.66%   3.40%    2.74%   3.10%    3.13%    3.08%
   Expenses Without Waivers, Reimbursements and Earnings Credits ............    0.51%   0.59%    0.56%   0.53%    0.53%    0.73%
   Net Investment Income Without Waivers, Reimbursements and Earnings Credits    3.66%   3.26%    2.72%   3.10%    3.13%    2.93%
==================================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Tax Free Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                            Tax Free Money Market  Fund^
                                                                                ----------------------------------------------------
                                                                                                Institutional    Shares
                                                                                ----------------------------------------------------
                                                                              9/1/00              Year Ended    August 31,
                                                                              Through     ------------------------------------------
                                                                              2/28/01   2000     1999      1998     1997     1996
                                                                              -------   -----    -----    -----    -----    ------
Per Share Operating Performance
Net Asset Value, Beginning of Period .......................................   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                                                               -----    -----    -----    -----    -----    -----
Income from Investment Operations:
  Net Investment Income ....................................................    0.02     0.04     0.03     0.03     0.04     0.03
     Less Dividends from Net Investment Income .............................    0.02     0.04     0.03     0.03     0.04     0.03
                                                                               -----    -----    -----    -----    -----    -----
Net Asset Value, End of Period .............................................   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                                                               =====    =====    =====    =====    =====    =====
Total Return ...............................................................    1.95%    3.71%    3.07%    3.45%    3.45%    3.40%
Ratios/Supplemental Data:
  Net Assets, End of Period (millions) .....................................   $ 704    $ 640    $ 476    $ 410    $ 286    $ 149
Ratio to Average Net Assets:#
  Expenses .................................................................    0.26%    0.26%    0.26%    0.26%    0.26%    0.31%
  Net Investment Income ....................................................    3.88%    3.67%    3.01%    3.37%    3.41%    3.33%
  Expenses Without Waivers, Reimbursements and Earnings Credits ............    0.35%    0.39%    0.35%    0.26%    0.26%    0.31%
  Net Investment Income Without Waivers, Reimbursements and Earnings Credits    3.79%    3.54%    2.92%    3.37%    3.41%    3.33%
==================================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista Tax Free Money Market Fund.

                       See notes to financial statements.

                                                                  JPMorgan Funds
--------------------------------------------------------------------------------
                                    Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                           New York Tax Free Money Market Fund^

---------------------------------------------------------------------------------
                                                                           Vista Shares                            Reserve Shares
                                                  ---------------------------------------------------------   ---------------------
                                                  9/1/00                 Year Ended August 31,                 9/1/00      7/31/00*
                                                  Through    ----------------------------------------------    Through     Through
                                                  2/28/01     2000       1999      1998      1997     1996     2/28/01     8/31/00
                                                  -------    ------     ------    ------     -----    -----   ----------   --------
Per Share Operating Performance
Net Asset Value, Beginning of Period .........    $ 1.00     $ 1.00     $ 1.00    $ 1.00     $1.00    $1.00        $1.00     $1.00
                                                  ------     ------     ------    ------     -----    -----        -----     -----
Income from Investment Operations:
   Net Investment Income .....................      0.02       0.03       0.03      0.03      0.03     0.03         0.02        --
     Less Dividends from Net Investment Income      0.02       0.03       0.03      0.03      0.03     0.03         0.02        --
                                                  ------     ------     ------    ------     -----    -----        -----     -----
Net Asset Value, End of Period ...............    $ 1.00     $ 1.00     $ 1.00    $ 1.00     $1.00    $1.00        $1.00     $1.00
                                                  ======     ======     ======    ======     =====    =====        =====     =====
Total Return .................................      1.72%      3.27%      2.66%     3.03%     3.02%    2.85%        1.62%     0.28%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) ......    $2,221     $1,831     $1,505    $1,372     $ 957    $ 890        $    +   $    +
Ratio to Average Net Assets:#
   Expenses ..................................      0.59%      0.59%      0.59%     0.59%     0.59%    0.74%       0.79%    0.79%
   Net Investment Income .....................      3.42%      3.24%      2.61%     2.97%     2.97%    2.79%       3.20%    3.04%
   Expenses Without Waivers, Reimbursements
     and Earnings Credits ....................      0.70%      0.70%      0.71%     0.72%     0.73%    0.83%     1884.09%    1.49%
   Net Investment Income Without Waivers,
     Reimbursements and Earnings Credits .....      3.31%      3.13%      2.49%     2.84%     2.83%    2.70%    (1880.10%)   2.34%
===================================================================================================================================

*     Commencement of offering of class of shares.
#     Short periods have been annualized.
+     Amount rounds to less than one million.
^     Formerly Chase Vista New York Tax Free Money Market Fund.

                       See notes to financial statements.

JPMorgan Funds
--------------------------------------------------------------------------------
Financial Highlights (unaudited) (continued)

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                        California Tax Free Money    Market Fund^
                                                                                ----------------------------------------------------
                                                                                                    Vista Shares
                                                                                ----------------------------------------------------
                                                                               9/1/00              Year Ended       August 31,
                                                                               Through  ------------------------------------------
                                                                               2/28/01   2000     1999    1998     1997      1996
                                                                               -------   ----     ----    ----     ----      -----
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................................   $1.00    $1.00    $1.00  $1.00    $1.00    $1.00
                                                                                -----    -----    -----  -----    -----    -----
Income from Investment Operations:
   Net Investment Income ....................................................    0.01     0.03     0.03   0.03     0.03     0.03
       Less Dividends from Net Investment Income ............................    0.01     0.03     0.03   0.03     0.03     0.03
                                                                                -----    -----    -----  -----    -----    -----
Net Asset Value, End of Period ..............................................   $1.00    $1.00    $1.00  $1.00    $1.00    $1.00
                                                                                =====    =====    =====  =====    =====    =====
Total Return ................................................................    1.49%    3.00%    2.66%  2.97%    3.02%    3.06%
Ratios/Supplemental Data:
   Net Assets, End of Period (millions) .....................................   $  89    $  78    $  68  $  50    $  46    $  43
Ratio of Average Net Assets:#
   Expenses .................................................................    0.55%    0.55%    0.55%  0.55%    0.56%    0.56%
   Net Investment Income ....................................................    2.97%    3.03%    2.55%  2.89%    2.99%    3.03%
   Expenses Without Waivers, Reimbursements and Earnings Credits ............    0.81%    0.90%    0.94%  0.93%    0.86%    1.02%
   Net Investment Income Without Waivers, Reimbursements and Earnings Credits    2.71%    2.68%    2.16%  2.51%    2.69%    2.57%
===================================================================================================================================

#     Short periods have been annualized.
^     Formerly Chase Vista California Tax Free Money Markey Fund.

                       See notes to financial statements.

--------------------------------------------------------------------------------
JPMorgan Funds

Funds Special Meeting of Shareholders (unaudited)

A Special Meeting of Shareholders was held on October 5, 2000 at 1211 Avenue of the Americas, New York, New York for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between Chase Vista Prime Money Market Fund (the "acquiring fund") and Chase Vista Cash Management Fund (the "acquired fund"), each a series of Mutual Fund Trust. Under the Reorganization Plan, the acquired fund would transfer all of its asset and liabilities to the acquiring fund in a tax-free reorganization. In exchange, shareholders of the acquired fund would receive shares of the acquiring fund with a value equal to their respective holdings in the acquired fund. A majority of shareholders of Chase Vista Cash Management Fund approved the Reorganization Plan by the following vote:

                 For                             5,404,982,866
                 Against                            98,099,682
                 Abstain                           228,283,848

A Special Meeting of Shareholders was held on January 26, 2001 at One Chase Square, Rochester, New York 14643 for purposes of approving an Agreement and Plan of Reorganization (the "Reorganization Plan") between Chase Vista Prime Money Market Fund (the "acquiring fund"), a series of Mutual Fund Trust, and Chase Money Market Fund (the "acquired fund"), a series of Mutual Fund Investment Trust. Under the Reorganization Plan, the acquired fund would transfer all of its asset and liabilities to the acquiring fund in a tax-free reorganization. In exchange, shareholders of the acquired fund would receive shares of the acquiring fund with a value equal to their respective holdings in the acquired fund. A majority of shareholders of Chase Money Market Fund approved the Reorganization Plan by the following vote:

                 For                               152,977,629
                 Against                               911,172
                 Abstain                             5,944,315

                      [This page intentionally left blank]

                                  ----------------------------------------------
                                  JPMorgan Money Market Funds Semi-Annual Report

INVESTMENT ADVISER

JPMorgan Fleming Asset
Management

ADMINISTRATOR, SHAREHOLDER AND
FUND SERVICING AGENT AND CUSTODIAN

The Chase Manhattan Bank

DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT

DST Systems, Inc.

LEGAL COUNSEL

Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distributions to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

         (C) JPMorgan Chase & Co., 2001 All Rights Reserved. April 2001

                                                                      ANMM-2-401